As filed with the Securities and Exchange Commission
                                on April 18, 1997

                            Registration No. 33-19718


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                         POST-EFFECTIVE AMENDMENT NO. 15

                                       TO

                                    FORM S-6

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                              (Exact Name of Trust)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                2000 Heritage Way
                               Waverly, Iowa 50677
                            (319) 352-4090, ext. 2157
                (Name, Address and Telephone Number of Depositor)

                 Name and complete address of agent for service:

                             Barbara L. Secor, Esq.
                       CUNA Mutual Life Insurance Company
                                2000 Heritage Way
                                Waverly, IA 50677

It is proposed that this filing will become effective (check appropriate box)

     |_| immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on May 1, 1997 pursuant to paragraph (b) of Rule 485
     |_| 60 days after filing pursuant to paragraph (a)(i) of Rule 485 |_| on pursuant to paragraph (a)(i) of Rule 485
     |_|  75 days after filing  pursuant to paragraph  (a)(ii)
     |_|  on pursuant to paragraph (a)(ii) of Rule 485


Pursuant to Rule 24f-2, Registrant registered an indefinite amount of securities under the Securities Act of 1933. The Rule 24f-2 Notice for Registrant's most recent fiscal year was filed on February 18, 1997.

The index to attached exhibits is found following the signature pages and consents after page II-4.

===============================================================================

                                          CROSS REFERENCE TO ITEMS REQUIRED
                                                   BY FORM N-8B-2
N-8B-2 Item                   Caption in Prospectus

 1 . . .. . . . .. The Company Separate Account
 2  . .  . . . . . The Company
 3  . .  . . . . . The Company
 4  . .  . . . . . Distribution of the Policies
 5  . .  . . . . . The Separate Account
 6(a) .  . . . . . Not Applicable
  (b) .  . . . . . Not Applicable
 9  . .  . . . . . Legal Proceedings
10  . .  . . . . . The Policy
11  . .  . . . . . The Funds
12  . .  . . . . . The Funds
13  . .  . . . . . Charges and Deductions
14  . .  . . . . . The Policy
15  . .  . . . . . The Separate Account
16  . .  . . . . . Policy Values
17  . .  . . . . . The Policy-Owner's Rights
18  . .  . . . . . The Policy
19  . .  . . . . . Not Applicable
20  . .  . . . . . Not Applicable
21  . .  . . . . . Not Applicable
22  . .  . . . . . Not Applicable
23  . .  . . . . . Not Applicable
24  . .  . . . . . Not Applicable
25  . .  . . . . . The Company
26  . .  . . . . . Charges and Deductions
27  . .  . . . . . The Company
28  . .  . . . . . The Company, CUNA Mutual Life Insurance Company
                   Directors and Executive Officers
29  . .  . . . . . The Company
30  . .  . . . . . The Company
31  . .  . . . . . Not Applicable
32  . .  . . . . . Not Applicable
33  . .  . . . . . Not Applicable
34  . .  . . . . . Not Applicable
35  . .  . . . . . Not Applicable
37  . .  . . . . . Not Applicable
38  . .  . . . . . Distribution of the Policies
39  . .  . . . . . Distribution of the Policies
40  . .  . . . . . Not Applicable
41(a) .  . . . . . Distribution of the Policies
42. . .  .  . . . .Not Applicable
43  . .  . . . . . Not Applicable
44  . .  . . . . . The Policy
45  . .  . . . . . Not Applicable
46  . .  . . . . . The Policy-Owner's Rights
47  . .  . . . . . Not Applicable
48  . .  . . . . . The Company
49  . .  . . . . . The Company
50  . .  . . . . . Not Applicable
51  . .  . . . . . The Company, The Policy
52  . .  . . . . . The Funds
53  . .  . . . . . Federal Tax Matters
54  . .  . . . . . Financial Statements
55  . .  . . . . . Not Applicable

CUNA MUTUAL LIFE INSURANCE COMPANY                                   PROSPECTUS
2000 Heritage Way, Waverly, Iowa  50677
(319) 352-4090        (800) 798-5500                                MAY 1, 1997


This Prospectus describes an individual flexible premium variable universal life insurance Policy issued by CUNA Mutual Life Variable Account and CUNA Mutual Life Insurance Company. The MEMBERS(R) Variable Universal Life Policy (the "Policy") was formerly called VARIABLE Univers-ALL LIFE 2000SM. The Policy's flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. The Owner may (1) allocate premium among a variety of investment options; (2) choose one of two death benefit options; (3) increase or decrease the level of death benefit; and (4) vary the frequency and amount of premium payments.

First, the Owner may choose among a variety of investment options. Premiums may be allocated to one or more of the Subaccounts of the CUNA Mutual Life Variable Account (the "Separate Account"). Each Subaccount of the Separate Account invests in a corresponding Fund. Each Fund or Series is a portfolio of one of the three registered investment companies which are investment options supporting the Separate Account: the Ultra Series Fund; T. Rowe Price International Series, Inc.; and MFS(R) Variable Insurance TrustSM ("MFS Variable Insurance Trust"). Investment experience of each Fund will vary. The Owner bears the investment risk as values increase and decrease due to investment experience. The Owner may also choose to allocate all or a portion of premium to the Interest Bearing Account, an account held in the general account of CUNA
Mutual Life Insurance Company (the "Company"). The Company guarantees the principal held within the Interest Bearing Account and will pay interest at a rate of no less than 4% annually. At its discretion, the Company may pay a higher rate. Second, the Owner may choose death benefit option 1 (in general, equal to the Specified Amount) or death benefit option 2 (in general, equal to the Specified Amount plus the Accumulated Value). Third, the Owner may choose to increase the size of the death benefit at times when the Owner needs more insurance protection and to decrease the size of the death benefit at times when the Owner needs less insurance protection. Fourth, the Owner may choose to vary the size and frequency of premium payments.

Replacing existing insurance with the Policy described in this Prospectus may not be advantageous. In addition, a person who currently owns a flexible premium life insurance policy should compare the benefit and cost of purchasing additional life insurance under the existing policy with the benefits and cost of purchasing the Policy described in this Prospectus. Since the charges imposed upon surrender or Lapse during the first nine Policy years will be significant, purchase a Policy only if you have the financial capability to keep it In Force for a substantial period.


PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE ULTRA SERIES FUND, T. ROWE PRICE INTERNATIONAL SERIES, INC., AND MFS VARIABLE INSURANCE TRUST.


UNLIKE CREDIT UNION AND BANK ACCOUNTS, POLICY VALUE INVESTED IN THE SEPARATE ACCOUNT IS NOT INSURED. INVESTMENT OF POLICY VALUE IN THE SEPARATE ACCOUNT INVOLVES CERTAIN RISKS INCLUDING LOSS OF PURCHASE PAYMENTS (PRINCIPAL). VARIABLE POLICY VALUE IS NOT DEPOSITED IN OR GUARANTEED BY ANY CREDIT UNION OR BANK AND IS NOT GUARANTEED BY ANY GOVERNMENT AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                                                           PAGE

DEFINITIONS...................................................................1


SUMMARY OF KEY POINTS ABOUT THE POLICY........................................4

TYPE OF INSURANCE POLICY BEING OFFERED........................................4
BASIC CHARACTERISTICS OF THE SEPARATE ACCOUNT AND THE
     INTEREST BEARING ACCOUNT.................................................4
BASIC DEATH BENEFIT CHARACTERISTICS...........................................4
EXPENSES AND CHARGES..........................................................5
    Charges Against Premiums..................................................5
    Periodic Charges..........................................................5
    Surrender Charges.........................................................6
    Transfer Charges..........................................................6
    Fund Expenses.............................................................6
BASIC FLEXIBILITY CHARACTERISTICS.............................................7
    Freedom to Choose the Level and Frequency of Premium Payments.............7
    Freedom to Change Premium and Deduction Allocations.......................8
    Freedom to Adjust Death Benefits Up and Down To Suit Current Needs........8
    Choosing a Level Death Benefit or a Death Benefit Which Varies
          With Investment Experience..........................................8
SOME QUESTIONS ABOUT POLICY VALUES AND DIVIDENDS..............................9
    What Factors Will Cause the Accumulated Value to Increase Or Decrease?....9
    What Access Does the Owner Have to Accumulated Value?.....................9
    Will the Policy Pay Dividends?............................................9
SOME OF THE MORE SIGNIFICANT POLICY PRIVILEGES................................9
    No-Lapse Guarantee........................................................9
    Free-Look/Cancellation....................................................9
    Conversion/Exchange.......................................................0
    Reinstatement.............................................................0
TAX TREATMENT.................................................................0
THE COMPANY, THE SEPARATE ACCOUNT, THE FUNDS, AND THE INTEREST
          BEARING ACCOUNT....................................................10

THE COMPANY..................................................................10
THE SEPARATE ACCOUNT.........................................................11
THE FUNDS....................................................................11
    Ultra Series Fund........................................................12
         Capital Appreciation Stock Fund.....................................12
         Growth and Income Stock Fund........................................12
         Balanced Fund.......................................................12
         Bond Fund...........................................................12
         Money Market Fund...................................................12
         Treasury 2000 Fund..................................................12
    T. Rowe Price International Series, Inc..................................12
         International Stock Portfolio.......................................12
    MFS Variable Insurance Trust.............................................13
         MFS(R) World Governments SeriesSM...................................13
         MFS(R) Emerging Growth SeriesSM.....................................13
    Availability of the Funds................................................13
    Resolving Material Conflicts.............................................13
    Addition, Deletion or Substitution of Investments........................14
INTEREST BEARING ACCOUNT.....................................................14
THE POLICY...................................................................15

POLICY BENEFITS..............................................................15
    Death Proceeds...........................................................15
    Minimum Death Benefit Guarantee..........................................16
    Surrender Proceeds.......................................................16
    Maturity Proceeds........................................................17
    Payment of Proceeds......................................................17
POLICY VALUES................................................................17
    Accumulated Value........................................................17
    Cash Value...............................................................17
    Net Cash Value...........................................................17
UNIT VALUE GUARANTEE.........................................................18
PREMIUMS.....................................................................18
    Initial Premium..........................................................18
    Flexibility of Premiums..................................................18
    No-Lapse Guarantee.......................................................18
    Minimum Death Benefit Guarantee..........................................18
    Target Premium...........................................................18
    Net Premiums.............................................................18
    Allocation of Net Premiums...............................................19
CHARGES AND DEDUCTIONS.......................................................19
    State Premium Taxes......................................................19
    Monthly Deduction........................................................19
    Mortality and Expense Risk Charge........................................20
    Contingent Deferred Sales and Administrative Charges.....................20
    Transfer Fee.............................................................21
    Federal and State Income Taxes...........................................22
GRACE PERIOD, LAPSE, NO-LAPSE GUARANTEE, AND REINSTATEMENT...................22
OWNER'S RIGHTS...............................................................22
    Free-Look Period.........................................................22
    Policy Loans.............................................................23
    Transfer of Values.......................................................23
    Dollar Cost Averaging....................................................24
    Change of Allocations....................................................25
    Change of Death Benefit Option...........................................25
    Change of Specified Amount...............................................25
    Conversion/Exchange of Policy............................................26
    Transfer of Ownership....................................................27
    Collateral Assignments...................................................27
    Settlement Options.......................................................27
OTHER POLICY PROVISIONS, DEFINITIONS.........................................28
RIDERS.......................................................................30
    Children's Insurance.....................................................30
    Guaranteed Insurability..................................................30
    Accidental Death Benefit.................................................30
    Automatic Increase.......................................................30
    Other Insured............................................................30
    Term Insurance...........................................................30
    Disability Waiver of Monthly Deductions..................................30
    Waiver of Premium and Monthly Deduction Disability Benefit...............30

REPORTS TO OWNERS............................................................31


VOTING RIGHTS................................................................31


DISTRIBUTION OF POLICIES.....................................................31


UNISEX POLICIES..............................................................32


FEDERAL INCOME TAX MATTERS...................................................32

TAXATION OF THE COMPANY......................................................32
TAX STATUS OF THE POLICY.....................................................33
TAX TREATMENT OF POLICY PROCEEDS.............................................33
    Proceeds Other Than Accelerated Benefits.................................33
    Proceeds from Accelerated Benefits.......................................34
CUNA MUTUAL LIFE INSURANCE COMPANY DIRECTORS AND EXECUTIVE OFFICERS..........34


STATE REGULATION.............................................................36


LEGAL PROCEEDINGS............................................................36


INDEPENDENT AUDITORS.........................................................36


ACTUARIAL MATTERS............................................................36


REGISTRATION STATEMENT.......................................................37


FINANCIAL STATEMENTS.........................................................37


APPENDIX A ILLUSTRATIONS OF POLICY VALUES AND DEATH BENEFITS.................74


APPENDIX B  FIRST YEAR CONTINGENT DEFERRED CHARGES
     PER $1,000 OF SPECIFIED AMOUNT..........................................84


APPENDIX C  FIRST YEAR CONTINGENT DEFERRED CHARGES PER $1,000 OF
          SPECIFIED AMOUNT UNISEX............................................86


APPENDIX D DEATH BENEFIT RATIO...............................................87

                                   DEFINITIONS


Accumulated Value. The total of the values attributable to a Policy in all Subaccounts and the Interest Bearing Account plus the values attributable to it, if any, in the Loan Account and Deferred Charges Account.

Age. The number of completed years from the Insured's date of birth.

Attained Age. Age of the Insured on the most recent Policy Anniversary.

Beneficiary.  Person  or  entity  named  to  receive  all or part  of the  Death
Proceeds.

Cash Value. The Cash Value of a Policy at any time is equal to its Accumulated Value minus any Deferred Charges, but not less than zero.



Code. The Internal Revenue Code of 1986, as amended.

Collateral Assignee. Person or entity to whom the Owner gives some but not all ownership rights under the Policy.


Company. CUNA Mutual Life Insurance Company


Cost of Insurance. It is the amount necessary to pay for the insurance provided by the Policy. One factor of the Monthly Deduction.


CUNA  Mutual  Group.  CUNA  Mutual  Insurance  Society,   its  subsidiaries  and
affiliates, including the Company.


Death Benefit Ratio. The ratio of Face Amount to Accumulated Value required by the Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by the Attained Age.

Death Proceeds. Amount to be paid if the Insured dies while the Policy is In Force.

Deferred Charges. The contingent deferred sales charge and contingent deferred administrative charge which are collected only if the Policy is surrendered during the first nine Policy years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable.

Deferred Charges Account. A portion of the Company's general account in which Policy values are held in support of Deferred Charges.

Face Amount. The Policy value which, when adjusted for premiums received after date of death and Policy Indebtedness, is equal to Death Proceeds.


Fund. An investment portfolio (sometimes called a Series) of the Ultra Series Fund, the T. Rowe Price International Series, Inc. or the MFS Variable Insurance Trust or any other open-end management investment company or unit investment trust in which a Subaccount invests.


Home Office. The Company's principal office at 2000 Heritage Way, Waverly, Iowa 50677

In Force. Condition under which the Policy is active and the Insured's life remains insured and sufficient Net Cash Value exists from premium payment or otherwise to pay the Monthly Deductions on a Monthly Day.

Indebtedness. Policy loans plus accrued interest on the loans.

Insured. Person whose life is insured under the Policy.

Interest Bearing Account. An option under the Policy where premiums may be allocated and values transferred to the Company's general account.

Irrevocable Beneficiary. A Beneficiary who has certain rights which cannot be changed unless he or she consents to the change.

Issue Age. Age of Insured at the time the Policy was issued.

Issue Date. The date from which Policy Anniversaries, Policy years, and Policy months are determined.

Lapse. Condition when the Insured's life is no longer insured under the Policy.

Loan Account. A portion of the Company's general account into which amounts are transferred from the Separate Account as collateral for Policy loans.

Monthly Day. Same day as the Issue Date for each month the Policy remains In Force. The Monthly Day is the first day of the Policy month. If there is no Monthly Day in a calendar month, the Monthly Day will be the first day of the next calendar month.

Monthly Deduction. Amounts withdrawn from the Accumulated Value on each Monthly Day to pay for the Cost of Insurance for the month, the monthly Policy fee, the monthly administrative fee, and the cost of any additional benefits provided by rider.

Net Asset Value. The total current value of portfolio securities, cash, receivables, and other assets minus liabilities.

Net Cash Value. The Cash Value of the Policy minus any Policy Indebtedness.


Net Premiums. Premiums paid less any charges for Premium Tax (or tax in lieu of Premium Tax).


Owner. The Owner as named in the application. The Owner may be other than the Insured.

Paid-up Insurance. Insurance for which no additional premium must be paid to keep it In Force.

Policy. A MEMBERS(R) Variable Universal Life Policy issued by the Company.

Policy Anniversary. Same day and month as the issue day and month for each year the Policy remains In Force.

Portfolio Maturity. Day upon which the Stripped Treasury Securities in a Treasury Series become payable.


Premium Tax. An amount deducted from premium payments to cover Premium Tax (and tax in lieu of Premium Tax) currently charged by the Owner's state of residence (except in Pennsylvania and Texas). State of residence is determined by the Owner's mailing address as shown in the Company's records. The term "in lieu of Premium Tax" means any income and any franchise tax assessed by a state as a substitute for Premium Tax.


Record Date. The date the Company records the Policy on its books as an In Force Policy.

Rescind the Policy. To treat the Policy as though it had never been issued.


Separate Account. CUNA Mutual Life Variable Account, a segregated investment account of CUNA Mutual Life Insurance Company into which Net Premiums may be allocated. The Owner bears the investment risk for amounts allocated to Separate Account Subaccounts.


Specified Amount. The amount chosen by the Owner which is used to determine the Face Amount.

Subaccount. A division of the Separate Account which invests exclusively in the shares of a corresponding Fund.

Surrender the Policy. To terminate the Policy at the option of the Owner. After the Policy has been surrendered, the Insured's life is no longer insured under the Policy.

Unit Value. The value determined by dividing Net Asset Value by the number of Subaccount units outstanding at the time of calculation.


Valuation Day. Any day the New York Stock Exchange is open for business, except the following Company holidays: (1) Thanksgiving and the day immediately following; (2) Christmas and the final scheduled work day preceding; and (3) New Year's Day and Independence Day, the day itself if those days fall Monday through Friday, the day immediately preceding if those days fall on a Saturday, and the day immediately following if those days fall on a Sunday; and (4) any day that a Subaccount's corresponding Fund does not value its shares. Federal securities regulations will be followed in case of an emergency which makes valuation extremely difficult, for example, fire, blizzard or tornado.


Valuation Period. The period commencing at the close of the New York Stock Exchange (currently 3:00 p.m. Central Standard Time) of one Valuation Day and continuing to 3:00 p.m. Central Standard Time or the close of the New York Stock Exchange, whichever is earlier, of the next succeeding Valuation Day.

                     SUMMARY OF KEY POINTS ABOUT THE POLICY

Type Of Insurance Policy Being Offered


The Policy provides:
     o   Life Insurance


     o   Flexibility which permits the Owner, within prescribed limits,

         (i) to adjust the death benefit upwards or downwards from time to time;
         (ii) to determine the level and frequency of premium payments to be made, if any, after paying the Initial Premium;
         iii) to maintain Policy death benefits on either a fixed level basis or on a variable basis; and
         (iv) to change premium allocations at any time.

     o The Net Cash Value of those assets held in the Separate Account will vary with the investment performance of the Funds.

     o A Policy Design which rewards the longevity of Policy retention by deferring the sales and administrative charges incurred at issue. These charges are released in annual increments and ultimately reduced to zero after nine years.


For a full explanation of Policy characteristics and Policy values, see Section entitled THE POLICY.


Basic Characteristics Of The Separate Account And The Interest Bearing Account

All Accumulated Value (except for value held in the Deferred Charges Account or the Loan Account) is held in the Interest Bearing Account or in one or more of the Subaccounts of the Separate Account. Each Subaccount invests in a corresponding Fund.


When a Policy is issued, or when any additional premium is received, any charge for state Premium Tax (or tax in lieu of Premium Tax) is deducted. The remaining premium is allocated to one or more Subaccounts of the Separate Account or Interest Bearing Account. All Policy costs are taken out of assets held in the Subaccounts and/or the Interest Bearing Account. For a full explanation of Policy costs, see Section entitled THE POLICY, Charges And Deductions.


The Owner chooses what percentage of net premium to allocate to one or more of the Subaccounts and the Interest Bearing Account. The Owner chooses the Subaccounts (and, if applicable, the Interest Bearing Account) from which Policy charges will be deducted. The Owner may amend any of these instructions at any time in writing or by an authorized telephone or fax transaction.

Net Cash Value in the Separate Account is directly and immediately reduced by the amount of any investment loss and directly and immediately increased by the amount of any investment gain in any Subaccount. The Owner, not the Company, has the entire investment risk except when an Owner purchases units in a Treasury Subaccount and holds the units to Portfolio Maturity.

Basic Death Benefit Characteristics

There are two death benefit options under the Policy.


At this place, the document shows a graphic representation of the death benefit option 1 payment as described below.


                                    DIAGRAM 1


Death Benefit Option 1 - Pays a Face Amount of death benefit equal to the Specified Amount, or the Accumulated Value multiplied by the Death Benefit Ratio whichever is greater.

At this place, the document shows a graphic representation of the death benefit option 2 payment as described below.


                                   DIAGRAM 2


Death Benefit Option 2 - Pays a Face Amount of death benefit equal to the Specified Amount plus the Policy's Accumulated Value or the Accumulated Value multiplied by the Death Benefit Ratio, whichever is greater.


Both options provide a guaranteed minimum amount of death benefit (called the Specified Amount) payable as long as the Policy remains In Force. In addition, if the Owner pays the target premium (determined by dividing the minimum premium by .60, and is stated on the specifications page of the Policy) each year until Age 65 or the end of the tenth Policy year, whichever is later, the Company guarantees that the Policy will remain In Force and the minimum death benefit will be paid during that period.


The Specified Amount must be designated in the application. The Company will not issue a Policy with a Specified Amount of less than $50,000 ($10,000 for Issue Ages 65 and over), nor will it issue any coverage to anyone over 75 years of Age. Limits applicable to Policies sold to employee benefit plans are described in UNISEX POLICIES.


Upon the death of the Insured, Death Proceeds payable under either option as described above, will include additions for any premium received after date of death, as well as reductions for any outstanding Indebtedness or any other due or unpaid Policy charge. There will be no reductions for any amount of Deferred Charges outstanding on the date of death. Death Proceeds may be paid in one lump sum or under one of the Policy's various optional modes of settlement.


THE POLICY, Policy Benefits Section describes death benefit coverages more completely.

Expenses And Charges

Charges Against Premiums

State Taxes. Premium Taxes (and taxes in lieu of Premium Taxes) are paid before allocating Net Premiums to the Subaccounts or the Interest Bearing Account for investment. The charge deducted is equal to actual amount of Premium Tax (or tax in lieu of Premium Tax) in the Owner's state of residence.

Periodic Charges

Monthly Charges. The Monthly Deductions, are deducted from Net Cash Value (or in limited circumstances, the Deferred Charges Account) on each Monthly Day:

         o Cost of Insurance: Insurance costs and benefits are determined by Insured's Attained Age, sex, smoker status and rating class. (Factors used in unisex Policies are described in UNISEX POLICIES.)

         o        Cost of additional insurance and rider benefits, if any.

         o Policy fee: The Policy fee is $3 per month for Policies with Issue Ages of 0-19 and $6 per month for all remaining Policies.

         o Administrative fee: The administrative fee is $.45 per thousand dollars of Specified Amount per year. The Policy fee and administrative fee are assessed monthly against all Policies issued pursuant to this Prospectus. The per thousand administrative fee is assessed only during the first 10 Policy years or, on an increase in Specified Amount, during the first 10 years after the increase.

Daily Charges. Mortality and expense risk charges are assessed against assets held in Subaccounts and/or Interest Bearing Account. On an annual percentage basis, the charge amounts to .9% of the average daily value of net assets. The charge is deducted and reflected in the new unit value for each Subaccount as recalculated on each Valuation Day.


Surrender Charges

Charge for Partial Surrender. The lesser of $25 or 2% of amount surrendered is deducted from surrender proceeds.


Deferred Charges. The sales and administrative expenses incurred when a Policy is issued are deferred (Deferred Charges) until the Policy is surrendered. The charge varies by Age, Specified Amount, and in the case of deferred sales charge, sex and smoker status. (For factors used in Policies sold to employee benefit plans, see UNISEX POLICIES.) If the Policy is surrendered during the first nine years, any Deferred Charges not yet released from the Deferred Charges Account will be deducted from the surrender proceeds. Any current Deferred Charges outstanding upon the death of the Insured are waived. (A table illustrating the Deferred Charges is found in Appendix B.) In no instance will the deferred sales charge exceed 30% of the lesser of cash value applied and/or premiums paid or of the Guideline Annual Premium (as defined under the Investment Company Act of 1940) of the Policy. The deferred administrative charge will not exceed the amount necessary to recover first-year cost of underwriting and issuing the Policy. (See Section entitled THE POLICY, Charges And Deductions - Contingent Deferred Sales and Administrative Charges.) Such charges are not collected at all if the Policy is held for nine years, or if the Insured dies during that period. The Deferred Charges are normally built up in twelve equal increments during the first Policy year. Beginning on the second Policy Anniversary, incremental amounts are released by allocations back to the Subaccounts on each Policy Anniversary until the ninth Policy Anniversary when all remaining Deferred Charges are released. Allocations will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account. All amounts in the Deferred Charges Account are held at interest credited to the Policy at a minimum rate of 4% with the Company crediting additional amounts at its discretion.

Transfer Charges. The Policy permits a charge against transfer proceeds when the owner directs transfer of amounts among the Subaccount and the Interest Bearing Account. The Company reserves the right to charge up to $20 per transfer. It currently waives any charge for the first four transfers in any Policy year.

Other Charges

Lost Policy Request. You can obtain a certification of your policy at no charge. There will be a $30 charge for a duplicate policy.

Fund Expenses. Charges are described in the Fund prospectuses which accompany this prospectus and in the Fund Statements of Additional Information available without charge from the address shown on the first page of this prospectus. The charges vary by Fund. Current charges, expressed as a percentage of net assets, range from .45% to 1.05%.

Annual Fund Expenses
         (as percentage of average net assets)

         Capital Appreciation Stock Fund
         Management Fees                                      0.80%
         Other Expenses                                       0.01%
         Total Annual Fund Expenses                           0.81%

         Growth and Income Stock Fund
         Management Fees                                      0.60%
         Other Expenses                                       0.01%
         Total Annual Fund Expenses                           0.61%

         Balanced Fund
         Management Fees                                      0.70%
         Other Expenses                                       0.01%
         Total Annual Fund Expenses                           0.71%

         Bond Fund
         Management Fees                                      0.55%
         Other Expenses                                       0.01%
         Total Annual Fund Expenses                           0.56%

         Money Market Fund
         Management Fees                                      0.45%
         Other Expenses                                       0.01%
         Total Annual Fund Expenses                           0.46%

         Treasury 2000
         Management Fees                                      0.45%
         Other Expenses                                       0.00%
         Total Annual Fund Expenses                           0.45%

         International Stock Portfolio
         Management Fees                                      1.05%
         Other Expenses                                       0.00%
         Total Annual Fund Expenses                           1.05%

         MFS(R) World Governments SeriesSM
         Management Fees (investment advisory fees)           0.75%
         Other Expenses (after reimbursements)                0.25%
         Total Annual Fund Expenses                           1.00%

         MFS(R) Emerging Growth SeriesSM
         Management Fees (investment advisory fees)           0.75%
         Other Expenses (after reimbursements)                0.25%
         Total Annual Fund Expenses                           1.00%

The annual expenses listed for the MFS(R) World Governments SeriesSM ("MFS World Governments Series") are net of certain reimbursements by its investment adviser. The investment adviser has agreed to bear, subject to reimbursement, until December 31, 2004, expenses of the World Governments Series such that the Series' aggregate operating expenses do not exceed 1.00%, on an annualized basis, of its average daily net assets. See "Information Concerning Shares of The Series - Expenses" in the prospectus of the MFS World Governments Series. For the 1996 fiscal year, absent this expense arrangement, the "Other Expenses" and the "Total Annual Fund Expenses" shown above would be 1.28% and 2.03%, respectively.

The annual expenses listed for the MFS(R) Emerging Growth SeriesSM ("MFS Emerging Growth Series") are net of certain reimbursements by its investment adviser. The investment adviser has agreed to bear, subject to reimbursement, until December 31, 2004, expenses of the Emerging Growth Series such that the Series' aggregate operating expenses shall not exceed on an annualized basis, 1.00% of its average daily net assets. See "Information Concerning Shares of The Series - Expenses" in the prospectus of the MFS Emerging Growth Series. For the 1996 fiscal year, absent this expense arrangement, the "Other Expenses" and the "Total Annual Fund Expenses" shown above would be 0.41% and 1.16%, respectively.

Basic Flexibility Characteristics

Freedom to Choose the Level and Frequency of Premium Payments

There is a required minimum premium which varies with Specified Amount, Age, sex, smoker status, and rating class. (For factors used in Policies sold to employee benefit plans, see UNISEX POLICIES.) The minimum premium must be paid in the first year to avoid Lapse of the Policy. Thereafter, the Owner determines how much and when to pay additional premium. Additional premium may be paid on a scheduled or unscheduled basis. The Owner opting for a scheduled payment plan can choose to pay a specific amount on an annual, semiannual, or quarterly basis; or can simply choose to pay any amount at any time subject to a $25 per payment minimum and a maximum determined by Internal Revenue Code guidelines. Diagram 3 graphically depicts a typical scheduled payment plan and a typical unscheduled plan as compared to a typical whole life scheduled premium plan.



At this place, the document shows a graphic representation of the difference in premium payment schedules as described below.


                                    DIAGRAM 3


Note: This is a strictly hypothetical diagram showing the difference in typical premium payment schedules of (1) a whole life policy, (2) an annual renewable term policy, and (3) possible scheduled and unscheduled premiums of a variable universal life Policy.


Because of the substantial flexibility with respect to when and how much premium will be paid, it is important for the Owner to keep in mind that the Policy will Lapse unless enough Net Cash Value is maintained to cover the cost of Monthly Deductions.


Level and frequency of premium payments is more fully discussed in the Section entitled THE POLICY, Premiums.

Freedom to Change Premium and Deduction Allocations


Any allocation to a Subaccount must equal at least 5% of the total amount being applied at the time.


Freedom to Adjust Death Benefits Up and Down To Suit Current Needs


There are three basic ways of adjusting the death benefit up or down: changing the Specified Amount; changing the death benefit option; and changing the level and frequency of premium payments.

Changing the death benefit option will not change the death benefit on the day of the change, but it will prospectively affect the determination of death benefit. For example, changing from option 1 to option 2 automatically causes a reduction in Specified Amount by an amount equal to the Accumulated Value. From that day forward, the death benefit level will be directly affected by the payment of additional premium and by the investment experience of Net Cash Value allocated to Subaccounts. It will also be reduced by the amount of Monthly Deduction deducted on the Monthly Day. Changing from option 2 to option 1, on the other hand, automatically causes an increase in Specified Amount by an amount equal to the Accumulated Value. From that day forward, option 1 will generally provide a level Face Amount of death benefit equal to the Specified Amount.

Except when caused by a change from one death benefit option to the other as just described, increasing the Specified Amount will always increase the death benefit. Similarly, decreasing the Specified Amount will always decrease the death benefit.

Generally, an additional premium payment under option 1 will not affect the death benefit, but will increase Accumulated Value and reduce the Cost of Insurance. Under option 2, an additional premium payment will always increase the death benefit, but will not decrease the Cost of Insurance.


Choosing a Level Death Benefit or a Death Benefit Which Varies With Investment Experience


A choice of option 1 will ordinarily produce a level death benefit which is equal to the Specified Amount. However, if under option 1, Accumulated Value ever reaches the level where the product of Accumulated Value times the Death Benefit Ratio exceeds the Specified Amount, the death benefit will no longer remain level, because it then becomes subject to variations in the Policy's Accumulated Value. The choice of option 2 always results in a variable Face Amount of death benefit which fluctuates by the amount of increases or decreases in Accumulated Value.


See Section entitled THE POLICY, Policy Benefits for a fuller explanation.

Some Questions About Policy Values And Dividends

What Factors Will Cause the Accumulated Value to Increase Or Decrease?

Accumulated Value will increase whenever there is:
         o        an investment gain in any Subaccount;
         o interest credited to the Policy for amounts held in the Deferred Charges Account and/or Interest Bearing Account;
         o interest credited to the Policy for any loan amounts held in the Loan Account; additional premium paid; or
         o        Policy dividends paid into the Subaccounts.

Accumulated Value will decrease whenever there is:
         o        an investment loss in any Subaccount;
         o        a Monthly Deduction;
         o        a partial surrender; or
         o a charge made for reallocating Net Cash Value between the Subaccounts or between the Interest Bearing Account and Subaccounts. The amount reallocated would be reduced by the amount of the transfer charge.

Accumulated Value will neither increase nor decrease when:
         o        a Policy loan is either disbursed or repaid; or
         o amounts are transferred between any Subaccount and either the Deferred Charges Account or the Loan Account, or when amounts are transferred among the Subaccounts and the Interest Bearing Account (exclusive of any transfer charge).

What Access Does the Owner Have to Accumulated Value?


The Owner may, at any time, surrender or partially Surrender the Policy for some or all of its Net Cash Value (Accumulated Value less Deferred Charges and Indebtedness). In addition, the Owner can borrow at any time up to 80% (90% for Virginia residents) of the Policy's Cash Value (Accumulated Value less current Deferred Charges). The written consent of all assignees and Irrevocable Beneficiaries, if any, must be furnished before the Company will release either loan or surrender proceeds.


Will the Policy Pay Dividends?

Although the Company currently does not expect to pay dividends during the first 10 Policy years, during the 11th Policy year and thereafter, the Company currently projects, but does not guarantee, annual dividends. (See Section entitled THE POLICY, Other Policy Provisions, Definitions - Dividends.)

Some Of The More Significant Policy Privileges

No-Lapse Guarantee. If the Owner pays the minimum premium each year for the first three Policy years, the Company guarantees that the Policy will not Lapse even if the Net Cash Value is not sufficient to pay the Monthly Deduction during those three years.

Free-Look/Cancellation. The Owner may cancel the Policy on the latest to occur of 3 events: 45 days of the date of the application; 10 days after the Company has personally delivered or has sent to the Owner by first class mail the Policy and a Notice of Right of Withdrawal; or, 10 days after the Owner receives the Policy. The free-look right, to the extent of any increase, also occurs when there is an increase in Specified Amount not caused by a change in death benefit option. Cancellation is accomplished by mailing or delivering the Policy to the Company's home office or to the representative who sold it. The refund will include:

         o        All Charges for State Taxes deducted from premiums; plus

         o        total amount of Monthly Deductions; plus

         o        any other charges taken from Accumulated Value; plus

         o the Accumulated Value on the date the Company receives the returned Policy; minus

         o        any Policy Indebtedness.

A refund of the exact amount of premium paid will not be made unless required by applicable state law.

Conversion/Exchange. Within the first 24 months from issue date, the Policy may be converted to another policy which the Company then currently issues, without evidence of insurability. The conversion privilege to the extent of any increase also occurs when there is an increase in Specified Amount which has not been caused by the Automatic Increase Rider or a change in death benefit option. The new policy will have either the same death benefit or the same net amount at risk (depending on the type of policy selected by the Owner that is received on the exchange) as the (original) Policy on the exchange date. The change will be subject to an equitable adjustment in payments and Cash Values to reflect differences, if any, between the (original) Policy and the new policy. All
Indebtedness must be repaid before the change can be executed as described in THE POLICY, Owner's Rights Section.

Reinstatement. Once the Policy has Lapsed, it may be reinstated if a written request for reinstatement is made within five years from the end of the grace period, the applicant provides evidence of insurability satisfactory to the Company, and makes certain payments.

Tax Treatment


The Policy should receive substantially the same federal income tax treatment as that afforded fixed premium life insurance. Accordingly, the benefit paid at death is generally excludable from the gross income of the Beneficiary. Also, the Owner generally is not deemed to be in constructive receipt of the Cash Values, including increments thereon under the Policy, until the Policy is surrendered in whole or in part, unless the Policy is a modified endowment contract. Policy loans and other distributions from a modified endowment contract may be includible in gross income and subject to a 10% penalty.


For a further discussion of the tax characteristics of this Policy, see Section entitled FEDERAL INCOME TAX MATTERS.


                  THE COMPANY, THE SEPARATE ACCOUNT, THE FUNDS,
                        AND THE INTEREST BEARING ACCOUNT


The Company is the  insurer.  The  Separate  Account  issues the  Policy.  Three registered investment companies of the series type serve as underlying investment options for the Separate Account. The Interest Bearing Account, an account within the general account of the Company, is another investment option.

The Company

CUNA Mutual Life Insurance Company is a mutual life insurance company organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office of the Company is located at 2000 Heritage Way, Waverly, Iowa 50677. The Company, organized as a fraternal benefit society with the name "Mutual Aid Society of the Evangelical Lutheran Synod of Iowa and Other States," changed its name to "Lutheran Mutual Aid Society" in 1911, and reorganized as a mutual life insurance company called "Lutheran Mutual Life Insurance Company" on January 1, 1938. On December 28, 1984, the Company changed its name again to "Century Life of America." On January 1, 1997 the Company changed its name to "CUNA Mutual Life Insurance Company."

On July 1, 1990, the Company entered into a permanent affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), 5910 Mineral Point Road, Madison WI 53705. The terms of an Agreement of Permanent Affiliation provide for extensive financial sharing between the Company and CUNA Mutual of individual life insurance business through reinsurance arrangements, the joint development of business plans and distribution systems for individual insurance and other financial service products within the credit union movement, and the sharing of certain resources and facilities. At the current time, all of the directors of the Company are also directors of CUNA Mutual and many of the senior executive officers of the Company hold similar positions with CUNA Mutual. The affiliation, however, is not a merger or consolidation. Both companies remain separate corporate entities and their respective Owners retain their voting rights. CUNA Mutual and its subsidiaries and affiliates, including the Company are referred to herein as "CUNA Mutual Group."

As of December 31, 1996, the Company had more than $3 billion in assets and $13 billion of life insurance In Force. Effective March 17, 1997 and through the date of this Prospectus, A.M. Best rated the Company A (Excellent). Effective February 11, 1997 and through the date of this Prospectus, Duff & Phelps rated the Company AA. These are the most recent ratings available as of the date of this Prospectus. Periodically, the rating agencies issue new ratings. To obtain updated ratings, contact the Company at the address and telephone number shown on the first page of this Prospectus.


The objective of Best's rating system is to evaluate the factors affecting overall performance of an insurance company and then provide an opinion of a company's financial strength and ability to meet its contractual obligations relative to other companies in the industry. The evaluation includes both quantitative and qualitative analysis of a company's financial and operating performance.

Duff & Phelps Credit Rating Co. rates insurance companies on their claims paying abilities. It bases these ratings on its assessment of the economic fundamentals of the company's principal lines of business, the company's competitive position, the company's management capability, the relationship of the company to its affiliates and the company's asset and liability management practices.


The Company owns a one-half interest in CIMCO Inc. (the investment adviser to the Ultra Series Fund). CUNA Mutual owns CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation, 5910 Mineral Point Road, Madison, Wisconsin, 53705, owns CUNA Brokerage Services, Inc. (the principal underwriter for the Separate Account) and owns a one-half interest in CIMCO Inc.


The Separate Account

The Separate Account was established by the Company on August 16, 1983. The Separate Account will receive and invest net purchase payments made under the Policies. In addition, the Separate Account may receive and invest purchase payments for other variable life insurance policies issued in the future by the Company.

Although the assets in the Separate Account are the property of the Company, the assets in the Separate Account attributable to the Policies are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. The Company has the right to transfer to the general account any assets of the Separate Account which are in excess of reserves and other contract liabilities. The Company has placed seed money in the Separate Account and reserves the right to withdraw it. Periodically, the Separate Account makes payments to the Company for mortality and expense charges.


The Separate Account is divided into Subaccounts. In the future, additional Subaccounts may be added. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.


The Separate Account has been registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company
Act of 1940 (the "1940 Act") and meets the definition of a Separate Account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or of the Company by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.


The Company does not guarantee the investment performance of the Separate Account. Accumulated Value of Policies will vary daily with the value of the assets under the Separate Account and, depending upon the death benefit option chosen, the Death Proceeds may also vary with the value of the assets under the Separate Account. To the extent that the Death Proceeds payable upon the death of the Insured exceed the Accumulated Value of the Policy, such amounts are general obligations of the Company and payable out of the general account of the Company.


The Company may, from time to time, offer other policies which may be similar to those offered herein.


The Company will act as custodian of the assets of the Separate Account.

The Funds

The Separate Account invests in shares of open-end management investment companies of the series type with one or more investment portfolios or Series. Each investment company is registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the investment company by the SEC.

The Separate Account has invested and will continue to invest in Class Z shares of the Ultra Series Fund. The Separate Account and two other separate accounts of the Company are shareholders of the Ultra Series Fund. Other Separate Accounts of the Company or separate accounts of other affiliated and unaffiliated life insurance companies and qualified retirement plans may also invest in the Ultra Series Fund.

The Separate Account also invests in shares of the MFS Variable Insurance Trust and the T. Rowe Price International Series, Inc.

The Ultra Series Fund currently has six Funds available as investment options under the Policies, the T. Rowe Price International Series, Inc. has one Fund available as an investment option under the Policy, and the MFS Variable
Insurance Trust has two Funds available as investment options under the Policies. The MFS Variable Insurance Trust also has other funds that are not available under the Policy. All three investment companies may, in the future, create additional funds that may or may not be available as investment options under the Policies. Each Fund has its own investment objectives and policies. The income, gains and losses for each Fund are determined separately for that Fund.

The investment objectives and policies of each Fund are summarized below. There is no assurance that any Fund will achieve its stated objectives. More detailed information, including a description of risks and expenses, may be found in the prospectuses for the Ultra Series Fund, the T. Rowe Price International Series, Inc. and the MFS Variable Insurance Trust which must accompany or precede this prospectus and which should be read carefully and retained for future reference.


Ultra Series Fund


The Ultra Series Fund is a series fund with two classes of shares within each of six investment portfolios. Class C shares are offered to unaffiliated insurance company separate accounts and unaffiliated qualified retirement plans. Class Z shares are offered to CUNA Mutual Group affiliates separate accounts and qualified retirement plans. Currently, the Ultra Series Fund offers six Funds as investment options under the Policies.

Capital Appreciation Stock Fund. This Fund seeks a high level of long-term growth of capital. It pursues this objective by investing in common stocks, including those of smaller companies and of companies undergoing significant change.

Growth and Income Stock Fund. This Fund seeks long-term growth of capital with income as a secondary consideration. It pursues this objective by investing in common stocks of companies with financial and market strengths and long-term records of performance.

Balanced Fund. This Fund seeks a high total return through the combination of income and capital growth. It pursues this objective by investing in the types of common stocks owned by the Capital Appreciation Stock and Growth and Income Stock Funds, the type of bonds owned by the Bond Fund, and the type of money market instruments owned by the Money Market Fund.

Bond Fund. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk, through investment in a diversified portfolio of fixed-income securities with maturities of up to 30 years. It principally invests in securities of intermediate term maturities.

Money Market Fund. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable Net Asset Value of $1.00 per share.

Treasury 2000 Fund. The investment objective of this Fund is to provide safety of capital and a relatively predictable payout upon Portfolio Maturity, primarily by investing in Stripped Treasury Securities. The Stripped Treasury Securities held by this Fund mature November 15, 2000.

CIMCO Inc. serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. One half of CIMCO Inc.'s outstanding common stock is owned by the Company and one half indirectly by CUNA Mutual.

T. Rowe Price International Series, Inc.


T. Rowe Price International Series, Inc. currently has one investment portfolio or Fund available as an investment option under the Policies.

InternationalStockPortfolio"International   Stock  Portfolio.  This  Fund  seeks
long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

Rowe Price-Fleming International, Inc. ("RPFI") serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of the T. Rowe Price International Series, Inc. RPFI was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited.

MFS Variable Insurance Trust

The MFS Variable Insurance Trust currently has two investment series or Funds available as investment options under the Policies.


MFS World Governments Series. This Fund seeks not only preservation but also growth of capital, together with moderate current income.

MFS Emerging Growth Series. This Fund seeks long-term growth of capital through investments primarily in common stocks of emerging growth companies.


Massachusetts Financial Services Company ("MFS") serves as the investment adviser to the MFS World Governments Series and MFS Emerging Growth Series and
manages its assets in accordance with general policies and guidelines established by the board of trustees of the MFS Variable Insurance Trust. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) which, in turn, is a wholly owned subsidiary of Sun Life Assurance Company of Canada.

Availability of the Funds

The Separate Account purchases shares of the International Stock Portfolio, the MFS World Governments Series and the MFS Emerging Growth Series in accordance with separate participation agreements between the Company and each of the T. Rowe Price International Series, Inc. and the MFS Variable Insurance Trust, as appropriate. The termination provisions of these agreements vary and are summarized below.

The agreement between the Company and the T. Rowe Price International Series, Inc. (and its principal underwriter) provides for termination as it applies to any Fund covered by the agreement: (1) by any party upon six months prior written notice to the other parties, or in the event that (subject to certain conditions) formal proceedings are initiated against any other party by the SEC or another regulator, or in the event that any other party suffers a material adverse change in its business, operations, financial condition or prospects or suffers material adverse publicity, (2) by the Company upon written notice to the other parties if shares of the Fund are not reasonably available to meet the requirements of the Policies or are not registered, issued or sold in conformity with applicable laws or such laws preclude the use of such shares as investment media for the Policies, (3) by the Company upon written notice to the other parties in the event that the Fund fails to meet certain Code requirements described in the agreement, (4) by the T. Rowe Price International Series, Inc. or its principal underwriter upon 45 days written notice to the Company, and (5) by the T. Rowe Price International Series, Inc. or its principal underwriter upon written notice to the Company in the event that the Policies fail to meet certain Code requirements described in the agreement.

The agreement between the Company and the MFS Variable Insurance Trust (and its investment adviser) provides for termination as it applies to any Fund covered by the agreement: (1) by any party upon six months prior written notice to the other parties, or in the event that (subject to certain conditions) formal proceedings are initiated against any other party by the SEC or another regulator, or (subject to certain conditions) in the event that the Company should substitute shares of another Fund for the Fund, (2) by any party upon written notice to the other parties in the event that any other party suffers a material adverse change in its business, operations, financial condition or prospects or suffers material adverse publicity, or in the event that another party materially breaches any provision of the agreement, (3) by the Company upon prompt written notice to the other parties if shares of the Fund are not reasonably available to meet the requirements of the Policies or are not appropriate funding vehicles for the Policies, and (4) upon assignment of the agreement by any party unless the other parties agree in writing to the assignment.

If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Policy value to the Subaccount investing in that Fund.


Resolving Material Conflicts

Ultra Series Fund. The Ultra Series Fund may sell shares to the Separate Account and to other separate accounts of the Company and to affiliated and unaffiliated insurance company separate accounts supporting individual variable annuity contracts and to variable annuity contracts sold solely in connection with qualified retirement plans (annuity contracts). Currently, the Company does not foresee any disadvantages to Owners arising from the sale of shares to support such annuity contracts or that would arise if the Ultra Series Fund were to offer its shares to support products other than the Policies and such annuity contracts. However, the management of the Ultra Series Fund will monitor events in order to identify any material irreconcilable conflicts that might possibly arise (1) as a result of the Ultra Series Fund offering its shares to support both the Policies and such annuity contracts, or (2) as a result of the Ultra Series Fund offering its shares to support products other than the Policies or such annuity contracts or (3) is a result of the sale of its shares to qualified retirement plans. In the event of such a conflict, the Company would determine what action, if any, should be taken in response to the conflict. In addition, if the Company believes that Ultra Series Fund's response to any such conflict insufficiently protects Owners, it will take appropriate action on its own, including withdrawing the Separate Account's investment in the Ultra Series Fund.

The T. Rowe Price International Series, Inc. and the MFS Variable Insurance Trust. The T. Rowe Price International Series, Inc. currently sells shares of the International Stock Portfolio to the Separate Account and to separate accounts of life insurance companies not affiliated with the Company to support other variable annuity contracts. The MFS Variable Insurance Trust currently sells shares of its MFS World Governments Series and MFS Emerging Growth Series to Separate Accounts of the Company for annuity contracts, sells shares to companies not affiliated with the Company, and has sold shares to MFS as a seed money investment. Shares of both the International Stock Portfolio, the MFS World Governments Series and the MFS Emerging Growth Series may in the future be sold to other separate accounts of the Company and shares of the MFS World Governments Series and the MFS Emerging Growth Series may in the future be sold to separate accounts of other affiliated or unaffiliated life insurance companies to support other variable annuity or variable life insurance contracts. Shares of the MFS World Governments Series and MFS Emerging Growth Series may in the future also be sold to qualified retirement plans. Currently, the Company does not foresee any disadvantages to Owners arising from the sale of such shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of the T. Rowe Price International Series, Inc. and the MFS Variable Insurance Trust will each monitor events related to their Fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such Fund's offering its shares to (1) support both variable life insurance contracts and variable annuity contracts, or (2) support the variable life insurance contracts and/or variable annuity contracts issued by various unaffiliated insurance companies. In addition, the management of the MFS Variable Insurance Trust will monitor the Trust in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans. In the event of such a conflict, the management of the appropriate Fund would determine what action, if any, should be taken in response to the conflict. In addition, if the Company believes that the response of the T. Rowe Price International Series, Inc. or the MFS Variable Insurance Trust to any such conflict insufficiently protects Owners, it will take appropriate action on its own, including withdrawing the Separate Account's investment in the International Stock Portfolio or the MFS World Governments Series or the MFS Emerging Growth Series, as appropriate.

Addition, Deletion or Substitution of Investments


The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in the Company's judgment, further investment in any Fund should become inappropriate, the Company may redeem the shares, if any, of that Fund and substitute shares of another Fund. The Company will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

The Company also reserves the right to establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. The Company may, in its sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by the Company. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in the sole discretion of the Company, marketing, tax, or investment conditions warrant.


In the event of any such substitution or change, the Company (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If an Owner objects to the change, the Owner may exchange the Policy for a fixed benefit whole life insurance policy then issued by the Company. The new policy will be subject to normal underwriting rules and other conditions determined by the Company. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to the Owner of the investment policy change. The Owner may also Surrender the Policy. (See Section entitled THE POLICY, Policy Benefits Surrender Proceeds.)

If the Company considers it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of the Company. In addition, the Company may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

Interest Bearing Account

The Interest Bearing Account is an investment option under the Policy. Premiums may be allocated and values transferred to the general account of the Company. Assets attributable to the Interest Bearing Account are subject to the claims of the Company's general creditors. Net premiums allocated and values transferred to the Interest Bearing Account will earn interest at a rate of no less than 4% annually, with the Company crediting a higher rate solely at its discretion. (See Section entitled THE POLICY, Owner's Rights - Transfer of Values.)

                                   THE POLICY

Policy Benefits


Death Proceeds

Payment of Death Proceeds. When the Company receives proof of the Insured's death in writing on a form satisfactory to the Company, the Company will pay the Death Proceeds to the Beneficiary or Beneficiaries provided the Policy was In
Force on the date of the Insured's death. If no Beneficiary survives the Insured, the Death Proceeds will be paid to the Owner, if living, or to the Owner's estate.


Death benefits payable to an estate will be paid in one sum. Death Proceeds payable to other beneficiaries will be paid in one sum unless another settlement option is selected. If the Owner, Beneficiary, or payee is not a natural person, any Death Proceeds due will be applied only under settlement options consented to by the Company.


Interest will accumulate from the Insured's date of death until a lump sum payment is made or until a settlement option is effective. Each year the Company determines the interest rate. The rate will not be less than 3.5% per year.


During the Insured's lifetime, the Owner may direct that the Death Proceeds be paid under one of the settlement options. The written consent of all Irrevocable Beneficiaries must be obtained prior to the selection. After the Insured's death, if the Owner did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.
(See Section entitled THE POLICY, Owner's Rights - Settlement Options.)

An accelerated payment of a portion of the eligible death benefit may be elected if the Insured is terminally ill. See Section entitled THE POLICY, Other Policy Provisions, Definitions - Accelerated Benefit Option.

Death Benefit Options 1 and 2. The Owner may select one of two death benefit options. Under either option, the death benefit is never less than the Specified Amount while the Policy is In Force. The Owner's selection will affect the Face Amount, the Monthly Deduction, and the Cash Value. Under either option, Death Proceeds are equal to:

         o the Face Amount on the date of death; plus

         o any premiums received after date of death; minus

         o Policy Indebtedness.


The Face Amount, however, differs under the two death benefit options. Under death benefit option 1, the Face Amount is the greater of:

         o The Specified Amount, or

         o The Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

Under death benefit option 2, the Face Amount is the greater of:

         o The Specified Amount plus the Accumulated Value on the date of death, or

         o The Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix D. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

The illustrations in Appendix A show how the death benefit option affects Policy values. Illustrations 1, 2, 5 and 6 assume death benefit option 1 is in effect. Illustrations 3, 4, 7, and 8 assume death benefit option 2 is in effect.

Under both option 1 and option 2, the larger the premium payment and the more favorable the investment results, the more Accumulated Value will increase. Under death benefit option 1, the higher the Accumulated Value, the lower the amount of premium necessary to keep the Policy In Force. Under death benefit option 2, the higher the Accumulated Value, the higher the death benefit (since the death benefit is the Specified Amount plus the Accumulated Value). Under death benefit option 1, the death benefit is not changed as the Accumulated Value increases; the increase in Accumulated Value is used to reduce the premium necessary to keep the Policy In Force. Under death benefit option 2, the premium due is not changed as Accumulated Value increases; the increase in Accumulated Value is used to increase the death benefit. Under both options, an increase in Accumulated Value results in greater amounts being available to the Owner for Policy loans or surrender. Accumulated Value is excluded from the calculation of the eligible death benefit under the Accelerated Benefit Option Endorsement.


The Owner may change from one death benefit option to the other. (See Section entitled THE POLICY, Owner's Rights - Change of Death Benefit Option.)

Minimum Death Benefit Guarantee

The minimum death benefit guarantee provides that a minimum amount of death benefit will be paid if, at all times, the sum of the premiums received to date, less all partial surrenders and Policy loans, is at least equal to the monthly target premium multiplied by the number of months (plus one month) the Policy has been In Force. The target premium is stated on the specifications page of the Policy and is determined by dividing the minimum premium by .60. Thus, if the Owner pays a premium at least equal to the target premium each year, the Policy will remain In Force and the minimum death benefit will be paid even if the Net Cash Value is insufficient to pay Monthly Deductions on a Monthly Day and the Policy would otherwise Lapse. The monthly target premium is the target premium divided by twelve. The minimum death benefit guarantee expires at the later of Attained Age 65 or 10 years from the Issue Date.


The target premium will be increased or decreased, as appropriate, when the Specified Amount is increased or decreased at the request of the Owner, when the death benefit option is changed, and when riders are added or deleted.

If the premiums required to maintain the minimum death benefit guarantee are not paid, the minimum death benefit guarantee will be lost. Notice of this loss will be mailed to the Owner, after which the Owner has 60 days to reinstate the minimum death benefit guarantee by paying premiums sufficient to raise the total premiums to the required amount. If the necessary premiums are not paid within the 60-day grace period, the minimum death benefit guarantee cannot be reinstated.


Where the minimum death benefit guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Deferred Charges will be used to pay the Monthly Deduction during the first nine Policy years. (See Section entitled THE POLICY, Charges and Deductions - Contingent Deferred Sales and Administrative Charges.) During those years, any Monthly Deduction remaining after amounts in the Deferred Charges Account have been exhausted will be waived. In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived. (See Section entitled THE POLICY, Charges and Deductions Monthly Deduction.)

Surrender Proceeds


Policy Surrender. The Owner may Surrender the Policy for its Net Cash Value.

The written consent of all assignees or Irrevocable Beneficiaries must be obtained prior to any partial or total surrender. The Company may require the return of the Policy.

The surrender date of the Policy is the date a written request for surrender is received at the Home Office in a form satisfactory to the Company and containing all necessary signatures. The Net Cash Value will be determined as of the end of the Valuation Period during which the surrender date occurs. The Policy and all insurance will terminate as of the surrender date.


To reimburse the Company for sales expenses and Policy expenses incurred at issue, contingent deferred sales and administrative charges ("Deferred Charges") will be deducted from the proceeds in the event of a complete surrender of the Policy during the first nine Policy years. (See Section entitled THE POLICY, Charges and Deductions - Contingent Deferred Sales and Administrative Charges.)

Partial Surrender. The Owner may also surrender a portion of the Policy for an amount less than the full Net Cash Value. The effective date of such partial surrender will be the date the partial surrender request is received at the Home Office. No contingent deferred sales or administrative charges will be deducted in the case of a partial surrender, but a service charge equal to the lesser of $25 or 2% of the amount surrendered will be charged for each partial surrender. The Owner may specify the allocation percentages among the Subaccount(s) and Interest Bearing Account from which the surrender is to be made. If no specification is made, the surrendered amount will be withdrawn from the Subaccounts and Interest Bearing Account in the same percentages as Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If there are insufficient values to follow these percentages, the partial surrender amount will be withdrawn on a pro rata basis based on values in the Subaccounts and Interest Bearing Account. The partial surrender fee will be deducted from amounts withdrawn from the Subaccounts and the Interest Bearing Account on the same pro rata basis unless otherwise directed by the Owner. No partial surrender will be allowed if the Specified Amount remaining would be less than $40,000 ($8,000 if Issue Age is 65 and over). (For limits applicable to Policies sold to employee benefit plans, see UNISEX POLICIES.)


Unless the Face Amount derived from application of the Death Benefit Ratio applies, under either death benefit option 1 or option 2, a partial surrender will reduce both the Accumulated Value and Face Amount by the amount surrendered but will not affect the Cost of Insurance. Under death benefit option 1, the Specified Amount is also reduced by the same amount, but the Specified Amount is not changed by a partial surrender under death benefit option 2.

If the Face Amount derived from application of the Death Benefit Ratio applies, the effect on the monthly Cost of Insurance and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender.


Payment will be made within seven days of the surrender or partial surrender date unless a suspension of payments is in effect. (See Section entitled THE POLICY, Other Policy Provisions, Definitions - Suspension of Payments.) For information on possible tax effects of partial surrenders see Section entitled FEDERAL INCOME TAX MATTERS, Tax Treatment Of Policy Proceeds.


Maturity Proceeds

The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date, and the Owner will receive maturity proceeds equal to the Net Cash Value as of that date.


Payment of Proceeds

Settlement options are available for Death Proceeds, surrender proceeds, and maturity proceeds. (See Section entitled THE POLICY, Owner's Rights - Settlement Options.)

Policy Values

Accumulated Value. The Accumulated Value of the Policy is the sum of the values attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and Interest Bearing Account. The Accumulated Value held in the Subaccounts will vary with the investment performance of the Subaccounts. The Accumulated Value will decrease as Monthly Deductions and surrenders are taken out of values held in the Subaccounts and/or Interest Bearing Account. Accumulated Value is determined as of the end of each Valuation Period. The Loan Account is part of the Company's general account into which is transferred an amount equal to any Policy loans. (See Section entitled THE POLICY, Owner's Rights - Policy Loans.) The Deferred Charges Account is part of the Company's general account in which Policy values are held in support of the deferred sales and administrative charges. (See Section entitled THE POLICY, Charges And Deductions - Contingent Deferred Sales and Administrative Charges.)


The value in a Subaccount attributable to a Policy is equal to the number of units that the Policy has in each Subaccount, multiplied by the Unit Value of that Subaccount. Because the Separate Account purchases shares of the Fund, the value of the Subaccounts will reflect the investment advisory or advisory/administrative fee and other expenses incurred by the Fund.

The Unit Value of each Subaccount (other than the Treasury 2000 Subaccount) was set at $10 for the first Valuation Period. The Unit Value of the Treasury 2000 Subaccount was originally set at $3.62 per unit. The Unit Value may increase or decrease from one Valuation Period to the next. The Unit Value will vary between Subaccounts.


Cash Value. The Cash Value at any time is equal to the Accumulated Value less any Deferred Charges which would be applicable if the Policy were surrendered at that time. (See Section entitled THE POLICY, Charges And Deductions - Contingent Deferred Sales and Administrative Charges.)

Net Cash Value. The Net Cash Value at any time is equal to the Cash Value less any Policy Indebtedness. (See Section entitled THE POLICY, Owner's Rights - Policy Loans.) This value is equal to the value attributable to the Policy in each Subaccount and the Interest Bearing Account and represents the amount an Owner would receive upon full surrender of the Policy (see Section entitled THE POLICY, Policy Benefits - Surrender Proceeds) or when the Policy matures (see Section entitled THE POLICY, Policy Benefits - Maturity Proceeds).

Unit Value Guarantee


The Company guarantees the payment of at least $10 per unit of a Subaccount which invests in a treasury series if the units are held to Portfolio Maturity. The Stripped Treasury Securities held by the Treasury 2000 Series become payable on (have a Portfolio Maturity date of) November 15, 2000. The Company does not guarantee the Unit Value of any units redeemed prior to Portfolio Maturity. Any such unit will be redeemed at a price based on the then current Net Asset Value, which may be more or less than the purchase price or the price at Portfolio Maturity. Taking a Monthly Deduction and transferring value from a Subaccount investing in a treasury series will force a redemption and thus void the Unit Value Guarantee on those units. The Company reserves the right to discontinue offering units of a Subaccount investing in a treasury series if shares from that series become unavailable prior to the maturity of the Stripped Treasury Securities in that series or, if in the judgment of the Company's Board of Directors, further investment in such units is no longer deemed to be in the best interest of policies generally within the class represented by the Policy. When the Treasury 2000 Series portfolio matures, the Company will give written notice to current Owners of units of the Treasury 2000 Subaccount. Owners may transfer Treasury Unit Values to any other Subaccount or to the Interest Bearing Account. In the absence of a selection by the Owner upon maturity, value in the Treasury 2000 Subaccount will be transferred to the Money Market Subaccount.


Premiums

Initial Premium. The Initial Premium must be paid during the lifetime of the Insured, on or before the Issue Date. All premiums after the Initial Premium must be paid to the Home Office.

Flexibility of Premiums. The Policy provides for a planned annual premium determined by the Owner. The Owner is not required to pay premiums in accord with the planned schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. Premiums after the initial premium may be paid at any time while the Policy is In Force.


The initial premium must be at least equal to one-twelfth (1/12th) of the minimum premium.

The minimum premium is the minimum annual amount that, if paid each year for the first three Policy years, will keep the no-lapse guarantee in effect for that time. The minimum premium is recorded on the specifications page of the Policy.

The Company reserves the right to refuse any premium payment that is less than $25.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, the Company will only accept that portion of the premium which would make total premiums equal the maximum. Any excess amount will be returned, and no further premiums will be accepted until the premium maximum increases.

The Company reserves the right to refuse any premium or part of a premium which would increase the Face Amount of the Policy by more than the amount of the premium.


No-Lapse Guarantee. If the minimum premium is paid the first three Policy years, the Policy cannot Lapse during those years. (See Section entitled THE POLICY, Grace Period, Lapse, No-Lapse Guarantee, and Reinstatement.)

Minimum Death Benefit Guarantee. If the target premium is paid until the later of Attained Age 65 or 10 years from the Issue Date, the Policy will not Lapse during those years. (See Section entitled THE POLICY, Policy Benefits Minimum Death Benefit Guarantee.)

Target Premium. The target premium will be shown on each Policy. It is determined by dividing the minimum premium by .60, and is stated on the specifications page of the Policy.

Net Premiums. Net Premiums are premiums paid less any charge for state Premium Taxes (or taxes in lieu of Premium Taxes). The amount of this deduction varies by amount of premium and by state of residence of the Owner. (See Section entitled THE POLICY, Charges And Deductions - State Premium Taxes.)

Allocation of Net Premiums. All Net Premiums are allocated among the Subaccounts and the Interest Bearing Account. The Owner determines what percentages of the Net Premiums are allocated to each Subaccount and the Interest Bearing Account. Any allocation to a Subaccount or the Interest Bearing Account must be at least 5% of amount transferred, and only whole percentages are permitted.

Allocation of initial premium payments will be handled as follows:

If the initial premium is received before the Record Date, it is held in the Company's general account. If a Policy is subsequently issued, interest is credited on the net initial premium (initial premium less charge for State Premium Tax) at a rate of at least 4% compounded annually. The Company may, at its sole discretion, credit interest at a rate in excess of 4%. On the first Valuation Day following the Record Date, this Net Premium plus interest from the Issue Date, and less Monthly Deductions and amounts held in the Deferred Charges Account are allocated to the Subaccounts of the Separate Account and the Interest Bearing Account in the percentages established by the Owner and recorded on the application for the Policy. (See Sections entitled THE POLICY, Charges And Deductions - Monthly Deduction and Contingent Deferred Sales and Administrative Charges.) These allocation percentages apply to future Net Premiums until the allocation is changed by the Owner. (See Section entitled THE POLICY, Owner's Rights - Change of Allocations.)

Charges And Deductions

Charges made by the series funds are discussed in the series funds' Prospectuses and in their Statements of Additional Information available from the address shown on the first page of this prospectus. Charges and deductions from state Premium Taxes and charges against the Separate Account and the Interest Bearing Account are described below:

State Premium Taxes. A deduction from premiums is made for Premium Taxes (or taxes in lieu of Premium Taxes) charged by the state of residence of the Owner. The state of residence of the Owner is determined by his mailing address as shown on Company records. The initial percentage of reduction for state taxes is shown on the specifications page of the Policy.

Monthly Deduction. The Monthly Deduction due on each Monthly Day will be the sum of:

         o the Cost of Insurance for that month; plus

         o the monthly Policy fee; plus

         o the monthly administrative fee; plus

         o the cost of any additional benefits provided by rider, if any.

The Monthly Deduction is made by redeeming the number of units (or fraction of units) in Subaccounts (and/or withdrawing values from the Interest Bearing Account) in an amount equal to the amount of the Monthly Deduction, except during the second through ninth Policy years, in which case the amount in the Deferred Charges Account in excess of the Deferred Charges will be first applied to the Monthly Deduction. The excess amount will include interest earned in the account and, when the Monthly Day falls on a Policy Anniversary, the amount released from the Deferred Charges Account.

On any Monthly Day when there is insufficient Net Cash Value to pay the Monthly Deduction and the no-lapse guarantee or minimum death benefit guarantee is in effect, the Monthly Deduction remaining after the Net Cash Value is exhausted will be made from the Deferred Charges Account. If the Deferred Charges Account balance is insufficient to pay the Monthly Deduction, the Company will waive any Monthly Deduction remaining after the amount in the Deferred Charges Account has been depleted.

In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived by the Company if the minimum death benefit guarantee is still in effect.

The Owner may specify what percentages of the Monthly Deduction will be withdrawn from each Subaccount and the Interest Bearing Account. Each withdrawal from a Subaccount or the Interest Bearing Account must be at least 5% of the total Monthly Deduction. Only whole percentages are permitted. If a specification is not made, the withdrawals will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.


Cost of Insurance. The Company will determine a Cost of Insurance rate to be used on each Monthly Day. The Cost of Insurance rate for the Policy will be determined by the Insured's Attained Age, sex, smoker status, and rating class. (For factors used in unisex Policies, see the Section entitled UNISEX POLICIES.) Attained Age means Age on the most recent Policy Anniversary. Cost of Insurance rate charges will depend on the Company's expectations as to future mortality experience. The monthly Cost of Insurance rate will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, the Company may charge less than these rates. While not guaranteeing to do so, the Company intends to charge less than the guaranteed maximum insurance rates after the 10th Policy year. The guaranteed maximum insurance rates are based on the 1980 CSO Mortality Tables, Age last birthday.


If death benefit option 1 has been selected, and if there have been increases in the Specified Amount, then the Accumulated Value will be considered first to be part of the initial Specified Amount. Any excess Accumulated Value will be considered to be part of the additional Specified Amounts in the order of the increases.

Monthly Policy Fee. The monthly Policy fee is a fee charged by the Company to compensate it for some of the administrative expenses associated with the Policy. The fee cannot be increased. It is equal to $3 per month for Policies with Issue Ages of 0-19 and $6 per month for all other Policies. It is not based on the Specified Amount.

Monthly Administrative Fee. An administrative fee of $.45 per thousand dollars of Specified Amount per year will be assessed on a monthly basis to reimburse the Company for some of the administrative expenses associated with the Policy. On a monthly basis, the administrative fee amounts to $.0375 per thousand dollars of Specified Amount. The fee is based on the Specified Amount and cannot be increased unless the Specified Amount is changed. This fee is charged only during the first 10 Policy years of the Policy or, on an increase in Specified Amount, during the first 10 Policy years after the increase.

The monthly administrative fee, together with the monthly Policy fee, is designed to equitably distribute the administrative costs among all Policies. The Company does not intend to make a profit from either the monthly administrative expense charge or the monthly Policy fee.

Cost of Additional Benefits. The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy.


Mortality and Expense Risk Charge. The Company daily deducts a mortality and expense risk charge of .00002466 of the Policy's Net Asset Value in the Separate Account (and the Policy's Accumulated Value in the Interest Bearing Account), which is equal on an annual basis to .9% of the daily value of the net assets of the Separate Account (and the value in the general account attributable to the Interest Bearing Account). The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed is that the actual expense will be greater than that assumed. The Company has primary responsibility for all administration for the Policy, the Separate Account and the Interest Bearing Account. Such administration includes, among other things, Policy issuance, underwriting, maintenance of Policy records, Policy service, and all accounting, reserves calculations, regulatory and reporting requirements, and audit of the Separate Account. Any profit from this charge may be used for any proper corporate purpose including, among other things, payment of sales and distribution expenses.

Contingent Deferred Sales and Administrative Charges. To reimburse the Company for sales expenses and Policy issue expenses, contingent deferred sales and administrative charges ("Deferred Charges") will be deducted from the proceeds in the event of a complete surrender of the Policy during the first ten years. A chart showing the percentage of Deferred Charges remaining at the beginning of Policy years 2 through 9 is shown below. The contingent deferred sales charge will be used to offset the expenses that were incurred in the distribution of the Policy, including but not limited to representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses for potential purchasers. In no instance will the charge exceed 30% of the lesser of premiums paid or the guideline annual premium (as defined under the 1940 Act) of the Policy.


The contingent deferred sales and administrative charges vary by the Age of Insured at issue, sex, and smoking status. For a 35-year-old male nonsmoker, the charges would be $7.71 per $1,000 of the Specified Amount of insurance. For a 50-year-old male nonsmoker, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix B.

The Company expects that sales charges collected by the Company under this Policy generally will not cover all costs associated with distributing this Policy. The Company anticipates using assets from its general account (including, among other things, amounts derived from mortality and expense risk charges) to pay a portion of the distribution expenses not paid by the sales charges.

The contingent deferred administrative charge will be used to recover the first-year costs of underwriting and issuing the Policy. Although these charges accrue at the time the Policy is issued, they are deferred until such time as the Policy is surrendered. They are contingent in that they will not be collected unless the Policy is surrendered during the first nine Policy years. No Deferred Charges will be deducted from the proceeds in the event of a partial surrender of the Policy.

The Deferred Charges generally build up monthly during the first Policy year in twelve equal increments to the total Deferred Charges. Then the Deferred Charges decrease annually after the first year. The percentage of the Deferred Charges remaining in each Policy year is:

               Beginning                          Percentage of
               Policy Year               Deferred Charges Remaining
               -----------               --------------------------
                       2                                95%
                       3                                90%
                       4                                85%
                       5                                75%
                       6                                65%
                       7                                50%
                       8                                35%
                       9                                20%
                     10+                                 0%

At the time the Policy is issued, the first month's portion of the Deferred Charges is placed in a non-segregated portion of the general account of the Company, which is referred to as the Deferred Charges Account. This amount will earn interest at a minimum rate of 4% per annum with the Company crediting additional interest, at its option, from time to time. At the next Monthly Day, taking into account the interest earned, the Company will transfer from the Separate Account and/or the Interest Bearing Account to the Deferred Charges Account the amount necessary to equal the then current Deferred Charges. This withdrawal will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

The Company will do the same each month for the first Policy year. If the Owner has not paid sufficient premium to build up the Deferred Charges to the appropriate level in the first Policy year, additional amounts will be transferred out of the Separate Account and/or Interest Bearing Account in Policy years 2 and thereafter until the Deferred Charges are at the same level as if sufficient premiums had been paid in the first year to completely Fund the Deferred Charges, and the corresponding deductions had taken place every year, as scheduled.

The Company will release on the first Monthly Day of the second Policy year the amount in the Deferred Charges Account in excess of 95% of the first Policy year Deferred Charges, taking into account the interest earned. This process continues each Policy year until the 10th Policy year or until the Policy is surrendered.

The amount in the Deferred Charges Account is included in calculating the Accumulated Value of the Policy. The Company will withdraw Deferred Charges from the Deferred Charges Account only in the following instances:


         o        to pay surrender charges upon full surrender of the Policy;

         o to release amounts back to the Separate Account and/or Interest Bearing Account on the second through ninth Policy Anniversaries; and

         o to pay the Monthly Deduction when there is insufficient Net Cash Value and the no-lapse guarantee or minimum death benefit guarantee is in effect.


In the latter two situations, allocations will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Net Premiums paid following the payment of the Monthly Deduction with Deferred Charges will first be transferred from the Subaccounts and/or Interest Bearing Account to the Deferred Charges Account on the day the premiums are received, to the extent necessary to bring the Deferred Charges Account to the same level as if no Deferred Charges had been used to pay the Monthly Deduction, and if on a Policy Anniversary, the reduction in Deferred Charges had taken place as scheduled. If the premium is paid on a Monthly Day during the first Policy year, additional amounts will be transferred to the Deferred Charges Account. The process of using Deferred Charges to pay the Monthly Deduction and then reimbursing the Deferred Charges Account from the next premium payment will continue every Monthly Day that there is insufficient Net Cash Value to pay the Monthly Deduction and the no-lapse guarantee is in effect or minimum death benefit guarantee is in effect and the Policy is not beyond the ninth Policy year.


Transfer Fee. An Owner may transfer a Policy's Accumulated Value among one or more of the Subaccounts and the Interest Bearing Account. Currently, the Company allows four transfers in each Policy year without charge. For subsequent transfers in any given year, the Company may deduct up to $20 per transfer from the amount transferred. (See Section entitled THE POLICY, Owner's Rights - Transfer of Values.)

Federal and State Income Taxes. Other than Premium Taxes (and taxes in lieu of Premium Taxes) no charges are currently made against the Separate Account and/or Interest Bearing Account for federal or state income taxes. In the event the Company should determine that any such taxes will be imposed, the Company may make deductions from the Separate Account and/or Interest Bearing Account to pay such taxes.

Grace Period, Lapse, No-Lapse Guarantee, And Reinstatement

Grace Period. If the Net Cash Value on any Monthly Day is less than the amount needed to pay the Monthly Deduction, and the no-lapse guarantee or minimum death benefit guarantee is not in effect, the Company will mail a notice of termination to the Owner. A grace period of 61 days will begin on the date the notice is mailed. To avoid the Policy lapsing at the end of the grace period, the Owner must pay, by the 61st day, sufficient premium to increase the Net Cash Value to zero by the end of the grace period, or if prior to the third Policy Anniversary and no requested increase in Specified Amount was made, either the above amount or the amount needed to qualify for the no-lapse guarantee. In addition to allowing the Policy to remain In Force, payment of the latter amount will reinstate the no-lapse guarantee.

Lapse. If the premium due is not paid during the grace period, the Policy will Lapse without value. If the Insured dies during the grace period, the overdue charges will be deducted from the Death Proceeds.

No-Lapse Guarantee. If at all times during the first three Policy years the sum of the premiums received to date, less all partial surrenders and Policy Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse, even if the Net Cash Value is less than the amount needed to pay the Monthly Deduction on the Monthly Day. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy years to keep the no-lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy years, the no-lapse guarantee is voided.

In cases where the no-lapse guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Deferred Charges will be used to pay the Monthly Deduction. (See Section entitled THE POLICY, Charges And Deductions
- Contingent Deferred Sales and Administrative Charges.) Any Monthly Deduction remaining after the Deferred Charges have been exhausted will be waived by the Company. (See Section entitled THE POLICY, Charges And Deductions - Monthly Deduction.)

Reinstatement.   The  Owner  may  ask  to  have  a  Lapsed  Policy   reinstated.
Reinstatement will be made based upon the original terms of the Policy if the following conditions are met:

         o the Owner requests the Company to reinstate the Policy within five years after the end of the grace period;

         o the request is in writing;

         o satisfactory evidence of insurability must be provided to the Company (the Cost of Insurance rates following reinstatement will be based upon the risk classification of the reinstated Policy);

         o the amount sufficient to increase the Net Cash Value to zero by the end of the grace period, assuming no investment gains or losses, is paid;

         o the Owner pays the amount of the Monthly Deductions due on the first three Monthly Days after the reinstatement is effective; and

         o the Owner pays an amount equal to the difference between Deferred Charges on the date of Lapse and Deferred Charges on date of reinstatement, if greater than zero, computed as if the Lapse had not occurred (this amount will be reinstated in the Deferred Charges Account).


The reinstatement will become effective immediately upon the Company's approval of the reinstatement. The Company will reinstate Accumulated Value to the Deferred Charges Account in an amount equal to the lesser of the Deferred Charges on date of Lapse or Deferred Charges on date of reinstatement, computed as if the Policy had not Lapsed. The Deferred Charges thereafter will grade down as if the Lapse had not occurred.


Owner's Rights

Free-Look Period. The Owner may cancel the Policy on the latest to occur of 3 events: 45 days after the date of the application; 10 days after the Company has personally delivered or has sent to the Owner by first class mail the Policy and a Notice of Right of Withdrawal; or, 10 days after the Owner receives the Policy. (If the Policy is replacing existing coverage, the Owner may have a right to cancel for 20 days after the Company has personally delivered or has sent to the Owner by first class mail the Policy and a Notice of Right of Withdrawal.) To cancel the Policy, the Owner must mail or deliver the Policy to the representative who sold it or to the Company at its Home Office. The Owner will be sent a refund equal in amount to the total of:

         o the charges deducted state Premium Taxes (or taxes in lieu of Premium Taxes);

         o the total amount of Monthly Deductions and any other charges deducted from Accumulated Value; and

         o the Accumulated Value on the date the Company receives the returned Policy, less Indebtedness.


If,  however,  applicable  state law so  requires,  the Company  will refund all
premium   payments  made,   unadjusted  for  investment   experience   prior  to
cancellation.


If there is an increase in Specified Amount and such increase is not the result of the Automatic Increase Rider or change in death benefit option, the Owner will be granted a free-look period, as set forth for a new Policy, with respect to the increase. Upon requesting cancellation of the increase during the free-look period, the Owner who requests a refund will receive one; otherwise a credit will be made to the Policy's Accumulated Value allocated among the Subaccounts and Interest Bearing Account as if it were Net Premium, equal to all Monthly Deductions attributable to the increase in Specified Amount, including rider costs arising from the increase. The refund or credit will be made within seven days after the Company receives the request for cancellation on the appropriate form containing all necessary signatures. The notice of free-look period upon an increase in Specified Amount will include a form for requesting a reversal of the increase during the free-look period. Net Premiums paid upon application of and after an increase in Specified Amount will be allocated to the Subaccounts of the Separate Account and/or the Interest Bearing Account and, except for Monthly Deductions attributable to the increase, will not be refunded following cancellation of the increase. Owners who request an increase in Specified Amount should take this into consideration in deciding whether to make any premium payments during the free-look period for the increase. (See Section entitled THE POLICY, Owner's Rights - Change of Specified Amount.)

Policy Loans

Application For Loan. The Owner can borrow against the Policy an amount up to 80% (90% for Virginia residents) of the Cash Value. The written consent of all assignees and Irrevocable Beneficiaries must be obtained prior to the Policy loan. The Policy will be sole security for the Policy loan.

The loan date is the date a written loan request containing the necessary signatures is received at the Home Office by the Company. The loan value will be determined as of the loan date. Payment will be made within seven days of the loan date unless a suspension of payment is in effect. (See Section entitled THE POLICY, Other Policy Provisions, Definitions - Suspension of Payments.)


An amount equal to the loan will be withdrawn from the Subaccounts and/or Interest Bearing Account and transferred to the Loan Account until the loan is repaid. The Subaccounts and/or Interest Bearing Account may be specified by the Owner. If no specification is made, the loan amount will be withdrawn in the same percentages as Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If the Owner makes a specification but there are insufficient values in one or more of the Subaccounts and the Interest Bearing Account for withdrawal as the Owner specified, the loan amount will be withdrawn from all Subaccounts and the Interest Bearing Account on a pro rata basis based on values in the Subaccounts and Interest Bearing Account.

Policy Loan Interest. Interest is payable on Policy loans at 8% compounded annually. This rate is subject to change by the Company.

Interest accrues on a daily basis from the loan date on Policy loans. Interest is due and payable at the end of each Policy year. If interest is not paid when due, an amount equal to the interest due less interest earned on the Loan Account will be transferred from the Subaccounts and Interest Bearing Account to the Loan Account. The amount of loan interest billed will increase the loan principal and be charged the same rate of interest as the loan.

Policy values transferred to the Loan Account to secure Policy loans earn interest at the rate of 6% compounded annually.

Repayment of Policy Loans. Any Indebtedness may be repaid while the Policy is In Force before the death of the Insured or before surrender. As the loan is repaid, the amount repaid will be transferred from the Loan Account to the Subaccounts and Interest Bearing Account in the same manner as premiums are allocated.


Transfer of Values


The Owner may transfer Accumulated Value from certain Subaccounts to other Subaccounts and to the Interest Bearing Account. A transfer may be requested in writing or by an authorized telephone transaction. A written request to transfer amounts must be made on a form satisfactory to the Company and contain the original signature of the Owner. The written request will take effect on the day the written notice is received at the Home Office of the Company.

Transfers from a Subaccount to another Subaccount or to a Interest Bearing Account may be made at any time. The amount transferred to a Subaccount must be at least 5% of the amount transferred and must be stated in whole percentages.

Transfers from a Subaccount to the Interest Bearing Account may be made at any time. An Owner may make transfers from the Interest Bearing Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary.

An Owner may transfer values four times per year without charge. The Company may charge up to $20 per transfer for all additional transfers in any given year.

An Owner's telephone or fax request to transfer amounts will be honored if the Owner has a valid telephone and fax authorization on file at the Home Office. An Owner may change the telephone and fax authorization or may request that it be terminated. The change or termination takes effect when it is received in the Home Office.

The Company will exercise reasonable care to prevent unauthorized telephone transactions. For example, the Company will:

         o        record calls requesting transfers;

         o ask the caller questions to determine if the caller is the Owner; o transfer funds only to other Subaccounts and to the Interest Bearing Account;

         o send a written confirmation of each transfer; and o terminate the telephone and fax authorization after receipt of a written request from an Owner.

If the Company does not use reasonable procedures to determine that the instructions are genuine, the Company may be liable for any losses due to unauthorized or fraudulent instructions. On the other hand, if the Company uses reasonable procedures and believes the instructions to be genuine, the Owner is at risk of loss if someone gives unauthorized or fraudulent information to the Company.

A request to transfer amounts from one or more Subaccounts to other Subaccounts and/or the Interest Bearing Account or from the Interest Bearing Account to one or more Subaccounts which is received prior to 3:00 p.m. Central Standard Time or the close of the New York Stock Exchange, whichever is earlier, will take effect on the day the request is received. Transfer requests received after that time will be processed the following Valuation Day.


An Owner who is unable to contact the Company by telephone must submit the transfer request in writing. An Owner is more likely to experience difficulty in contacting the Company by telephone during periods of drastic economic or market changes.


The Company reserves the right to discontinue allowing telephone and fax transfers. In the event the Company discontinues this privilege, it will send written notice to all Owners who have currently valid telephone and fax authorizations on file. Such discontinuance will become effective on the fifth Valuation Day following mailing of the notice by the Company.

The Company further reserves the right to restrict the ability to transfer amounts among Subaccounts and/or the Interest Bearing Account if the Company feels such action is necessary to prevent the Owner from being considered the Owner of the assets of the Separate Account.


Dollar Cost Averaging

Through the dollar cost averaging program, an Owner may purchase units of the Subaccounts at regular intervals in fixed dollar amounts. The fixed dollar amount will purchase more units when the value of a Subaccount is low and fewer units when the value of a Subaccount is high. Over time, the cost per unit averages out to be not as high as if all purchases had been made at the highest cost and not as low as if all purchases had been made at the lowest cost. Dollar cost averaging reduces the risk of making purchases only when prices are high. It does not assure profit or protect against loss in declining markets. Owners interested in the dollar cost averaging program should consider their ability to maintain steady purchases at times when prices are low.


The dollar cost averaging request form permits an Owner to make transfers each month from the Money Market Subaccount to any other Subaccount and to the Interest Bearing Account. The minimum transfer is $200 per month. The amount transferred to a Subaccount must be at least 5% of the amount transferred and must be stated in whole percentages. The transfer is made on the 20th day of each month if that day is a Valuation Day. (In general, a Valuation Day is a day when the New York Stock Exchange and the Company are open for business.) If the 20th is not a Valuation Day, the transfer will be made on the next Valuation Day. Once elected, dollar cost averaging remains in effect until the earliest of these events: (1) the Money Market Subaccount is depleted to zero; (2) the Owner cancels the election (by written notice or by telephone or fax if the Company has the Owner's telephone and fax authorization form on file; or (3) for three successive months, the amount in the Money Market Subaccount has been insufficient to implement the dollar cost averaging instructions the Owner has given to the Company. The Company will notify the Owner when dollar cost averaging is no longer in effect. There is no additional charge for using dollar cost averaging. The Company reserves the right to discontinue offering the dollar cost averaging facility at any time and for any reason.


Change of Allocations

The allocation of future Net Premiums may be changed by the Owner by requesting the change in writing or by telephone. (See Section entitled THE POLICY, Premiums - Allocation of Net Premiums.) The Owner may also change the percentages of Monthly Deductions withdrawn from each Subaccount and Interest Bearing Account by written request or by telephone. (See Section entitled THE POLICY, Charges And Deductions - Monthly Deduction.) Any allocation to, or withdrawal from, a Subaccount and Interest Bearing Account must be at least 5% of Net Premiums and only whole percentages are allowed.

Changes in allocation of Net Premiums and withdrawal of the Monthly Deduction which are requested by telephone or fax will be honored provided the Owner has telephone or fax authorizations on file at the Home Office of the Company. (See Section entitled THE POLICY, Owner's Rights - Transfer of Values.)


A telephone or fax request to change allocation of premiums will be effective with the first premium payment on or following the date the request for change is received at the Home Office of the Company. A request to change the allocation of withdrawal of Monthly Deductions will be effective on the first Monthly Day on or following the date the request is received at the Home Office of the Company.


Change of Death Benefit Option


The Owner may change the death benefit option which is in effect. The change will become effective on the Monthly Day next occurring after a written request is received at the Home Office. The Company reserves the right to require evidence of insurability as a condition to change the death benefit option.


If the change is from death benefit option 1 to death benefit option 2, the Specified Amount will be reduced by the amount of the Accumulated Value on the effective date of the change. This change will not alter the amount of the Policy's death benefit at the time of the change, but will affect how the death benefit is determined from that point on. The death benefit will vary with Accumulated Value from that point on, unless the death benefit derived from application of the Death Benefit Ratio applies. (See Section entitled THE POLICY, Policy Benefits - Death Proceeds.) No change from death benefit option 1 to death benefit option 2 will be allowed if the resulting Specified Amount would be less than $40,000 ($8,000 if Issue Age is 65 and over). (For limits applicable to Policies sold to employee benefit plans, see UNISEX POLICIES.)


If the change is from death benefit option 2 to death benefit option 1, the Specified Amount will be increased by the amount of the Accumulated Value on the effective day. This change does not alter the amount of the Policy's Face Amount at the time of the change, but will affect the determination of the Face Amount from that point on. The Face Amount as of the date of the change becomes the new Specified Amount and will remain at that level, unless the Face Amount derived from application of the Death Benefit Ratio applies.

The insurance goals of the Owner determine the appropriate death benefit option. Owners who prefer to have favorable investment results and greater than scheduled premiums show up partly in the form of an increased death benefit should choose death benefit option 2. Owners who are satisfied with the amount of their insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing Cash Values should choose death benefit option 1.

A change of death benefit option will also change the Cost of Insurance for the duration of the Policy. The Cost of Insurance on any Monthly Day is equal to the Face Amount minus the Accumulated Value, multiplied by the Cost of Insurance rate. The Cost of Insurance rate is the same under both options, but the difference between Face Amount and Accumulated Value varies inversely with Accumulated Value under option 1, but is constant under option 2 unless the Face Amount derived from application of the Death Benefit Ratio applies.


Change of Specified Amount

The Specified Amount may be changed at any time after the first Policy year. The Company will charge $50 per requested increase in excess of one per Policy year. The Specified Amount is used to determine the Face Amount of the Policy. (See Section entitled THE POLICY, Policy Benefits - Death Proceeds.) Changes must be requested in writing and are subject to the conditions below:

Decreases. After the decrease, the Specified Amount must be at least $50,000 ($10,000 for Issue Ages 65 and over). (For limits applicable to Policies sold to employee benefit plans, see UNISEX POLICIES.) The decrease will become effective on the Monthly Day following or coincident with the day the request is received at the Home Office. For purposes of determining the Cost of Insurance, the decrease will be applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they become effective. Such a decrease does not result in reduced Deferred Charges.

Increases. A supplemental application must be filed, and the Company must be provided with evidence of insurability satisfactory to it. The effective date of the increase will be shown on an endorsement to the Policy. The incontestable and suicide provisions apply to the increase as if a new Policy had been issued for the amount of the increase.

When an increase in Specified Amount occurs, the Owner will be given a free-look and conversion/exchange right on the increase. In the event of exercise of the exchange right with respect to an increase in Specified Amount (See Section entitled THE POLICY, Owner's Rights - Conversion/Exchange of Policy), the amount of Cash Value transferable to the new Policy shall be limited to the amount allocated to the increase in the Specified Amount.

The Net Cash Value of the original Policy, as well as any premiums paid at the time of the increase, and any premiums paid after the increase will be allocated between the original Specified Amount and the increased Specified Amount according to the ratios of their respective guideline annual premiums (as defined under the 1940 Act).


If the Specified Amount is increased after the Issue Date, additional Deferred Charges will be incurred and released as though a new Policy had been issued for the amount of the increase. In no instance, however, will the additional deferred sales charge exceed the lesser of 30% of the guideline annual premium for the increase or of the Cash Value and premiums paid which are allocable to the increase. No additional Deferred Charges will accrue for increases in Specified Amount due to the Automatic Increase Rider or a change from death benefit option 2 to death benefit option 1.

If the Specified Amount is increased upon request of an Owner, a separate monthly administrative fee will be assessed. This separate monthly administrative expense charge will be calculated in the same manner as for the initial Specified Amount. No additional monthly administrative fee will be assessed due to an increase in Specified Amount as a result of the Automatic Increase Rider.


The Company reserves the right to require the payment of additional premiums in an amount equal to the minimum premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase, as a condition of allowing an increase where the Cash Value allocated to the increase is insufficient to support the increase. (See Section entitled THE POLICY, Charges And Deductions - Contingent Deferred Sales and Administrative Charges.)


The rating class assigned to an increase in Specified Amount may result in the use of Cost of Insurance charges different than the Cost of Insurance rate charged on the original Specified Amount.


Conversion/Exchange of Policy

The Policy may be exchanged any time within 24 months after the Issue Date for a policy of permanent fixed benefit insurance, or for any other policy which the Company may agree to issue on the life of the Insured. "Fixed benefit insurance" means any permanent plan of insurance providing benefits which do not depend on the investment experience of a Separate Account. No evidence of insurability is required. All Indebtedness must be repaid before the change is made.

The exchange will be effective when the Company receives:

         o written request for the Policy exchange or change signed by the Owner;

         o surrender of the Policy; and

         o payment of any required costs.

The new policy will have the same Issue Date, Issue Age, and risk classification as the Policy. The new policy will have either the same death benefit or the same net amount at risk as the Policy on the exchange date. The exchange will be subject to an equitable adjustment in payments and Cash Values to reflect differences, if any, between the Policy and the new policy. It will be subject to normal underwriting rules and other conditions determined by the Company. If there is an increase in Specified Amount and such increase is not the result of a change in death benefit option or Automatic Increase Rider, the Owner will be granted an exchange privilege with respect to the increase, subject to the conditions and principles applicable to an exchange of the entire policy. The Owner will also have the option to transfer without charge on the exchange date, any portion of the Net Cash Value of the original Policy as premium to the new Policy. (See Section entitled THE POLICY, Owner's Rights - Change of Specified Amount.)

Transfer of Ownership


The Owner may transfer ownership of the Policy. The written consent of all Irrevocable Beneficiaries must be obtained prior to such transfer. The notice of transfer must be in writing and filed at the Home Office of the Company. The transfer will take effect as of the date the notice was signed. The Company may require that the Policy be sent in for endorsement to show the transfer of ownership.

The Company is not responsible for the validity or effect of any transfer of ownership. The Company will not be responsible for any payment or other action the Company has taken before having received written notice of the transfer.


Collateral Assignments


The Owner may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained prior to such assignment. The assignment must be in writing and filed at the Home Office of the Company. The assignment will then take effect as of the date the notice was signed.

The Company is not responsible for the validity or effect of any collateral assignment. The Company will not be responsible for any payment or other action the Company has taken before having received the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.

A Collateral Assignee is not an Owner. A collateral assignment is not a transfer of ownership.


Settlement Options

Settlement options other than lump sum payments are available for Death Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Proceeds. (See Section entitled THE POLICY, Policy Benefits Death Proceeds and Payment of Proceeds.) Proceeds payable to other than a natural person will be applied only under settlement options consented to by the Company. The four settlement options available are as follows:


Interest Option. The Policy proceeds may be left at interest with the Company during the lifetime of the payee. The interest rate is determined each year by the Company. It is guaranteed to be not less than the settlement option rate of interest shown on the specifications page contained in the Policy.

The payee may choose to receive interest payments either once a year or once a month unless the amount of interest to be paid monthly is less than $25 per month, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

Installment Option. The proceeds may be left with the Company to provide equal monthly installments for a specified period. No period can be greater than 30 years. The interest the Company guarantees to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by the Company.

The  payee  may  withdraw  the  present  value  of  any   remaining   guaranteed
installments, but only if this right was given at the time the option was selected.

Life Income - Guaranteed Period Certain. The proceeds may be left with the Company to provide monthly installments for as long as the original payee lives. A guaranteed period may be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee.

Guaranteed periods which may be selected are:

         o 10 years.

         o 20 years.

         o A period of years such that the total installments during the period will be at least equal to the proceeds applied under the option.

It is also possible to take the life income without a guaranteed period. In such case, the monthly installment amount will depend on the Age and sex of the original payee on the date of the first payment.

Dividends, if any, will be payable as determined by the Company.

Joint and Survivor Life. The proceeds may be left with the Company to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. The monthly installment amount will depend on the Age and sex of both payees at the date of the first payment.

The minimum amount that can be applied under settlement options 2, 3 and 4 is that amount which will provide monthly installments of at least $25.

Additional monthly income may be purchased under settlement options 2 and 3. The amount of additional annuity which can be purchased with new money is 95% of the amount which can be purchased with the net Policy Death Proceeds under those options. The additional annuity amount may not exceed twice that which the application of proceeds under the selected option would provide.

The selection of an additional annuity purchase must be in writing and on file at the Home Office. Selection must be within 30 days of settlement under this Policy and is available only if the settlement is on or after the later of the 10th Policy Anniversary or the annuitant's 55th birthday.

The Company may, at its option, provide for additional settlement options or delete any of the settlement options described above. Monthly installment amounts for settlement options selected for use in conjunction with unisex Policies will not be based on the sex of the Insured.


Other Policy Provisions, Definitions

Conditions for Policy Issue. The minimum Specified Amount for this Policy is $50,000 ($10,000 for Issue Ages 65 and over). The Policy may be issued on individuals up to 75 years of Age. The Company requires evidence of insurability satisfactory to it before issuing a Policy. In some cases, this evidence will include a medical examination. Smoker rates are determined based on Age, sex, and duration. Higher rates are charged if the Company determines that for some reason the Insured is a higher mortality risk. Nonsmoker rates are charged for nonsmokers over the Age of 19 who have completed and returned to the Company a Nonsmoker Statement, and when required by underwriting guidelines, a Part 2 Health Statement. (For limits on Specified Amount and factors considered in determining the Cost of Insurance rate for Policies sold to employee benefit plans, see UNISEX POLICIES.)

Issue Date. The Issue Date is the date used to determine Policy Anniversaries and Monthly Days. If a premium is paid with the application, the Issue Date will be no earlier than the date the application is received and no later than the Record Date. Insurance coverage will begin as of the Issue Date provided the applicant subsequently is deemed to have been insurable. If a premium is not paid with the application, the Issue Date will ordinarily be approximately 10 days after underwriting approval. Insurance coverage will begin on the later of the Issue Date or the date the premium is received.

Record Date. The Record Date is the date on which the Company has completed its underwriting and entered the Policy in its records as an In Force Policy.

Owner, Beneficiary. The Owner is named in the application. The Owner may be other than the Insured.


One or more Beneficiaries may be named in the application. Beneficiaries may be classified as primary or contingent. If no primary Beneficiary survives the Insured, payment will be made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless the Owner directs otherwise. If no Beneficiary survives the Insured, the Death Proceeds will be paid to the Owner, if living, or to the Owner's estate.

The Owner may change the Beneficiary while the Insured is living. The written consent of all Irrevocable Beneficiaries must be obtained prior to such change. To make a change, the Owner must provide the Company with a written request satisfactory to the Company. The request will not be effective until the Company records it. After the request is recorded, it will take effect as of the date the Owner signed the request. The Company will not be responsible for any payment or other action it takes before it records the request. The Company may require the Policy be returned for endorsement of the Beneficiary change.


Incontestability. The incontestability provision in the Policy, which prevents the Company from denying coverage for misrepresentation after the Policy has been In Force for two years, applies only to the initial Specified Amount designated in the application. The incontestability period for any amount over and above the initial Specified Amount is governed by its own two-year incontestability period to which such additional amount is attributable.


While the Policy is contestable, the Company may Rescind the Policy or defend a claim only on the basis of a material misrepresentation in the application. A misrepresentation is material if, on the basis of correct and complete information in the application, the Company would have:


         o declined the application;

         o issued the Policy at a higher premium; or,

         o issued the Policy on some other basis than applied for.


If a Policy is reinstated, it is incontestable after it has been In Force during the Insured's lifetime for two years from the date of reinstatement. This contestable period applies only to statements made in the application for reinstatement.

If the Policy is rescinded pursuant to the incontestability or suicide provisions of the Policy, rescission proceeds payable to the Owner shall be equal to:


         o charges deducted for state Premium Taxes (or taxes in lieu of Premium Taxes); plus

         o the total amount of Monthly Deductions and any other charges deducted from Accumulated Value; plus

         o        plus  the  Accumulated   Value  on  the  date  the  refund  is
                  calculated; minus

         o        Indebtedness.

Effect of Misstatement of Age or Sex. If the Insured's Age or sex has been misstated, the amount payable and other benefits will be adjusted without regard to the two-year contestability period. The death benefits payable will be adjusted based on what the Cost of Insurance charge for the most recent Monthly Day would have purchased based on the current Age and sex.

For provisions applicable to unisex Policies, see UNISEX POLICIES.

Suicide. Suicide of the Insured, while sane or insane, within two years of the Issue Date, is not covered by the Policy. If the Insured does commit suicide, the amount payable will be calculated as described in the Policy's incontestability section describing rescission proceeds.

Dividends. While the Policy is In Force, it will share in the divisible surplus of the Company. The Policy's share is determined annually by the Company. It is payable annually on the Policy Anniversary. The Owner may select to have dividends paid into the Subaccounts and the Interest Bearing Account as Net Premiums or to have dividends paid in cash. If no option is selected, the dividends will be paid into Subaccounts and/or Interest Bearing Account as Net Premiums. The Company currently does not expect to pay dividends during the first 10 Policy years. During the 11th Policy year and thereafter, the Company projects annual dividends equal to 0.61% of the accumulated value at the end of the policy year, , plus $39 per Policy for each of policy years 11-20 and 1.01% of the accumulated value at the end of the policy year plus $39 per Policy for each of Policy years 21 and above. For Issue Ages 0-19, the projected dividends are the same as those for Ages 20 and above, except the per Policy dividend is $3 in years 11 and above, instead of $39. These dividends are not guaranteed. They are reflected in Illustrations 1, 3, 5 and 7 of Appendix A.

Suspension of Payments. For amounts allocated to the Separate Account, the Company may suspend or postpone the right to transfer among Subaccounts, make a surrender or partial surrender, and take a Policy loan when the New York Stock Exchange is closed other than for customary weekend and holiday closings; during periods when trading on the Exchange is restricted as determined by the SEC; during any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets; or, during any other period permitted or required by order of the SEC for the protection of investors.


To the extent values are allocated to the Interest Bearing Account, the payment of full or partial surrender proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request. Death proceeds may be deferred for up to 60 days from the date the Company receives proof of death.


Accelerated Benefit Option. The Company will advance up to 50% of a Policy's eligible death benefit, subject to a $250,000 maximum per Insured, if the Company receives satisfactory proof that the Insured is terminally ill and if the Owner elects to receive an accelerated payment of the death benefit. The Accelerated Benefit Option Endorsement (Endorsement) refers to terminal illness as a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. Accumulated Value is excluded from the calculation of the eligible death benefit. If an Owner elects to receive an accelerated benefit, the Company will assess an administrative charge (of no more than $300) and will deduct interest on the amount being accelerated. As a result, the amount payable to the Beneficiary at death is reduced by an amount greater than the amount received by the Owner as an accelerated benefit. The accelerated benefit is available only in states which have approved the Endorsement and may vary from state to state. The tax consequences of accelerated benefits is uncertain and a tax advisor should be consulted. (See Section entitled FEDERAL INCOME TAX MATTERS, Tax Treatment of Policy Proceeds.)

Riders

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. The Company reserves the right to stop offering the riders mentioned below and to offer additional riders.


Children's Insurance. The rider provides level term insurance to Age 23 of the child or Age 65 of the parent, if sooner, on the children of the Owner. The death benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies prior to the termination of this rider, the coverage on each child becomes paid-up term insurance to Age
23. This rider may be converted without evidence of insurability on each Insured child's 23rd birthday or at Age 65 of the parent, if sooner.

Guaranteed Insurability. The rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.

Accidental Death Benefit. The rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before Age 70. The premium for the Accidental Death Benefit is payable to Age 70.

Automatic Increase. The rider provides for automatic increases in the Policy's Specified Amount on each Policy Anniversary without evidence of insurability. This rider may be issued until the earlier of the 15th Policy Anniversary or the Policy Anniversary following the Insured's 55th birthday.

Other Insured. This rider provides level term insurance. The "other Insured" could be the Insured or could be another person within the immediate family of the Insured. The death benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required to increase the amount of the death benefit. The rider may be issued until the Policy Anniversary following the Insured's 65th birthday.

Term Insurance. This rider is available only on Policies with a face value of at least $250,000. It is available only on the primary Insured. The rider is convertible to Age 75. The death benefit expires on the Insured's 95th birthday or upon termination of the Policy. This rider is not available to UltraVers-ALL LIFESM Policies.

Disability Waiver of Monthly Deductions. This rider provides that, during the Insured's total disability, the Company will waive Monthly Deductions for administrative and life insurance costs. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.

Waiver of Premium and Monthly Deduction Disability Benefit. Like the rider just described, this rider provides that, during the Insured's total disability, the Company will waive the Monthly Deduction for administrative and life insurance costs. In addition, this rider provides that the Company will contribute additional premium. The amount of additional premium the Company will contribute will be shown on the specifications page for the rider. The maximum amount the Company will contribute is $12,000 on an annual basis. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday at which time the rider terminates. This rider is not available to UltraVers-ALL LIFESM Policies.


                                REPORTS TO OWNERS


The Company will confirm within seven days: the receipt of any Net Premium (except premiums received before Record Date or by preauthorized check); any change of allocation of Net Premiums or Monthly Deduction; any transfer between Subaccounts; any loan, interest repayment, or loan repayment; any partial surrender; any return of premium necessary to comply with applicable maximum premium limitations; and, any restoration to Cash Value following exercise of the free-look privilege for an increase in Specified Amount. Upon request, an Owner shall be entitled to a receipt of any premium payment including those made by preauthorized check.

The Company will also mail to the Owner, at the last known address of record at the Home Office of the Company, at least annually, a report containing such information as may be required by any applicable law or regulation, and a statement for the Policy year showing all transactions previously confirmed, all Monthly Deductions and transfers into and out of the Deferred Charges Account, and any credit to the Separate Account of interest on amounts held in the Loan Account or Deferred Charges Account.

The Owner will also be sent confirmation within seven days of: exercise of the free-look privilege, an exchange of the Policy or increase in Specified Amount, full surrender of the Policy, and payment of Death Proceeds.


                                  VOTING RIGHTS

In accord with its view of current applicable law, the Company will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying series funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. The Company will vote shares for which it has not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as the Company votes shares for which it has received instructions. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or the Company otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.

The Owner shall have the voting interest under a Policy. The number of votes the Owner has a right to instruct will be calculated separately for each Subaccount. The Owner shall have the right to instruct one vote for each $1 of Accumulated Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes available to an Owner will be determined as of a date coincident with the date established by the series fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the series funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the series fund in which that Subaccount invests.

The Company may, when required by state insurance regulatory authorities, vote shares of a series funds without regard to voting instructions from Owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a Series funds, or investment objectives of a series funds, or to approve or disapprove an investment advisory contract for a series funds. In addition, the Company itself may, under certain circumstances, vote shares of a Series funds without regard to voting instructions from Owners in favor of changes initiated by Owners in the investment policy, or the investment adviser or the principal underwriter of a Fund. For example, the Company may vote against a change if the Company in good faith determines that the proposed change is contrary to state or federal law or the Company determines that the change would not be consistent with the investment objectives of a Series funds and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by other Separate Accounts of the Company.

                            DISTRIBUTION OF POLICIES

Inquiries regarding the Policy should be directed to CUNA Brokerage Services, Inc., Office of Supervisory Jurisdiction, 2000 Heritage Way, Waverly, Iowa, 50677, (800) 798-5500, (319) 352-4090. CUNA Brokerage Services, Inc. is
wholly-owned by CUNA Mutual Investment Corporation which in turn is wholly-owned by CUNA Mutual. CUNA Brokerage Services, Inc., 5910 Mineral Point Road, Madison, Wisconsin, 53705, the principal underwriter for the Policy is a broker/dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. CUNA Mutual Life Insurance Company, the issuer of the Policy, entered into a permanent affiliation with CUNA Mutual on July 1, 1990. The Policies will be sold through registered representatives who will be paid first-year and renewal commissions for their services.


The amount of commissions paid to representatives who sell this Policy will be no more than 8.5% of the total premiums paid under this Policy.

In addition to the commissions described above, amounts may be paid in the form of expense allowances, retirement benefits, bonuses, and training allowances. Amounts may also be paid to compensate field management of the representatives who distribute the Policy. The benefits listed in this paragraph may be in whole or in part based upon the amount of commissions paid on the Policy.


                                 UNISEX POLICIES

The U.S. Supreme Court ruled in the 1983 Norris Decision that employer-sponsored benefit plans (employee benefit plans) are a "privilege of employment" and as such, males and females must receive equal benefits. Policies sold to employee benefit plans which must comply with this decision will be governed by all the provisions described in this prospectus, and by the following provisions:


The Cost of Insurance rates will be determined as previously set forth except that sex shall not be considered. These unisex monthly Cost of Insurance rates will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates which is contained in the Policy.


Deferred Charges will vary by Issue Age, Specified Amount, and in the case of deferred sales charge, smoker status. The Deferred Charges for unisex Policies (including Policies sold to Owners other than employee benefit plans) are shown in the table in Appendix C.


The minimum Specified Amount at issue that will be allowed is $25,000 ($10,000 for Issue Ages 65 and over). Requested reductions in Specified Amount cannot go below these amounts. Specified Amounts reduced as a result of a partial surrender or a change in death benefit option cannot go below $20,000 ($8,000 for Issue Ages 65 and over). The Company may waive this minimum from time to time. In deciding whether to waive this minimum, the Company will consider the required and minimum contributions under a qualified plan, the size of the group involved, and the difference between the proposed Specified Amount and the required minimum, as well as other factors.

Because unisex mortality tables are used for this Policy, misstatement of sex cannot result in a material misrepresentation by the Owner. Accordingly, neither the Policy nor the Death Proceeds will be modified as a result of misstatement of sex.


Illustrations of Policy values and accumulations based on unisex Cost of Insurance rates for 35 and 50-year-old nonsmokers may be obtained without cost from the address shown on the first page of this prospectus.

The Accelerated Benefit Option feature is not available to employee benefit plans. Unisex Policies sold to Owners other than employee benefit plans will be governed by the terms of this prospectus (other than the provisions in this section) except that Deferred Charges will not vary by sex, unisex Cost of Insurance rates will be used, and no correction to or modification of the Policy or Death Proceeds will be made as a result of misstatement of sex. It is anticipated that unisex Policies will be sold to Owners other than employee benefit plans only if required by law or regulation. The Company does not currently anticipate offering the Policy for sale in states requiring the use of unisex Cost of Insurance rates.

                           FEDERAL INCOME TAX MATTERS


THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ANY PERSON CONCERNED ABOUT TAX IMPLICATIONS SHOULD CONSULT A COMPETENT TAX ADVISOR. THIS DISCUSSION IS BASED ON COMPANY'S CURRENT UNDERSTANDING OF THE PRESENT FEDERAL INCOME TAX LAWS AS CURRENTLY INTERPRETED AND NO REPRESENTATION IS MADE AS TO THE LIKELIHOOD OF CONTINUATION OF THESE CURRENT LAWS AND INTERPRETATIONS. SPECIAL RULES NOT DESCRIBED IN THIS PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS. THIS DISCUSSION DOES NOT CONSIDER APPLICABLE STATE AND OTHER INCOME TAX LAWS OR ESTATE, INHERITANCE OR OTHER TAX LAWS.


Taxation Of The Company

The Company is taxed as a life insurance company under Subchapter L of the Code. The Separate Account is considered a part of the Company for federal income tax purposes. Currently, the Separate Account's investment income, including realized net capital gains attributable to the Policies, is not taxed to the Company. As a result, the Company does not currently charge the Separate Account for federal income taxes. If the Company determines that it may incur such taxes, it may assess a charge for those taxes to the Separate Account.

Many states assess Premium Taxes (or taxes in lieu of Premium Taxes) which are deducted from premium payments. Currently, no charge is being made to the Separate Account for any other state and local taxes. If there is a material change in state or local tax laws, the Company may assess a charge to the Separate Account for such taxes.

Tax Status Of The Policy

In order to qualify as a life insurance contract for federal tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 the Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702. Nevertheless, the Company believes that the Policy will meet the Section 7702 definition of a life insurance contract, so that:


         o the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(l) of the Code; and

         o the Policy owner should not be considered in constructive receipt of the cash value, including any increases, until there is a deemed or actual distribution from the Policy.

In the  absence  of final  regulations  or other  pertinent  interpretations  of
Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures substandard risks. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract.

The Company thus reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.


Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the underlying series funds, intends to comply with these requirements. Although the Company doesn't control the underlying series funds, it intends to monitor the investments of the underlying series funds to ensure compliance with the requirements prescribed by the Treasury Department.


In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which an owner's control of the investments of a separate account may cause the owner, rather than the insurance company, to be treated as the owner of the assets in the account. If the contract owner is considered the owner of the assets of the separate account, income and gains from the account would be included in the owner's gross income.


The ownership rights under the Policy offered in this prospectus are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, the Owner of the Policy has additional flexibility in allocating payments and cash values. These differences could result in the Owner being treated as the Owner of a portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury has stated it expects to be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the Owner of the assets of the Separate Account.

Tax Treatment Of Policy Proceeds


Proceeds Other Than Accelerated Benefits

The death benefit payable under either death benefit option should be excludable from gross income of the Beneficiary under Section 101(a) of the Code.

Upon full surrender of the Policy, the amount received, less total amount of premiums paid, less any amount previously received but not included in the Owner's income, will be included in the Owner's gross income. Partial surrenders of a Policy may be taxable depending on the circumstances of a particular Owner. Transferring, assigning, changing the death benefit option, or changing the amount of the death benefit of the Policy may also have tax consequences depending on the circumstances.

Loans under the Policy will ordinarily be treated as Indebtedness of an Owner and will not be considered to be distributions subject to tax. The deductibility of interest paid on a Policy loan may be limited depending on the use of the proceeds.


Some of the above rules relating to taxation of Policy proceeds do not apply if the Policy is a modified endowment contract. Predeath distributions including loans, withdrawals and surrenders received under modified endowment contracts are includible in income to the extent of the excess of Cash Value over the investment in the Policy. Policies are modified endowment contracts if they fail the "7-pay test." This test essentially provides that the cumulative amount paid under the Policy at any time during the Policy's first seven years cannot exceed the sum of the net level premiums that would have been paid on or before that time had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. If there is a material change in the Policy, the Policy is treated as a new Policy as of the date of the material change for purposes of determining whether it will be treated as a modified endowment contract. Increases in Policy benefits may be considered material changes resulting in the start of a new seven year period. A reduction in Policy benefits may also cause a Policy to become a modified endowment contract. A modified endowment contract includes any life insurance contract that is received in exchange for a modified endowment contract. All modified endowment contracts issued by the Company (or its affiliates) to the same Owner during any calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the Owner. Premiums paid during a Policy year that are returned by the Company (with interest) within 60 days after the end of the Policy year will not cause the Policy to fail the 7-pay test. The Company has adopted a procedure for notifying Owners if premium payments under a Policy exceed the limitations imposed under the modified endowment contract rules. Potentially, any distribution or loan taken within 2 years prior to the Policy becoming a modified endowment contract will be a taxable distribution. Any amounts paid under a modified endowment contract may also be subject to a 10% excise tax. This additional excise tax will not apply in the case of distributions made on or after the Owner attains Age 59 1/2, or is attributable to the Owner becoming disabled, or is paid out in the form of a life annuity.


Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner and Beneficiary. In addition, if the Policy is used in connection with tax qualified retirement plans, certain limitations on and rules with respect to taxation of life insurance protection provided through such plans may apply.

Proceeds from Accelerated Benefits


Before choosing to elect accelerated benefits, an Owner should consult a tax adviser to ascertain whether accelerated benefits would be treated as taxable income or would make the Policy a modified endowment contract.



       CUNA MUTUAL LIFE INSURANCE COMPANY DIRECTORS AND EXECUTIVE OFFICERS


         Name                                Occupation

Directors

James C. Barbre                     1994-Present               ACT Technologies, Inc.
                                                               Secretary-Treasurer
                                    1985-1993                  Self-employed consultant in carpet
                                                               manufacturing and distribution in Dalton,
                                                               Georgia


Robert W. Bream                     1991-Present               United Airlines Employees Credit Union
                                                               President/CEO

Wilfred F. Broxterman               1997-Present               Retired
                                    1989-1997                  Hughes Aircraft Employees Federal
                                                               Credit Union
                                                               President and Chief Executive Officer

James L. Bryan                      1974-Present               Texins Credit Union
                                                               President/CEO

Loretta M. Burd                     1987-Present               Centra Federal Credit Union
                                                               President/CEO

Ralph B. Canterbury                 1965-Present               US Airways Federal Credit Union
                                    President

Joseph N. Cugini                    1959-Present               Westerly Community Credit Union
                                                               President & General Manager

James A. Halls                      1990-Present               Retired
                                    1957-1989                  Faegre & Benson - Attorney-at-Law

Jerald R. Hinrichs                  1990-Present               Hinrichs & Associates
                                                               Insurance Marketing Consultants
                                                               Owner/President

Michael B. Kitchen                  1995-Present               CUNA Mutual Life Insurance Company*
                                                               President and Chief Executive Officer
                                    1992-1995                  The CUMIS Group Limited
                                                               President and Chief Executive Officer

Robert T. Lynch                     1996-Present               Retired
                                    1970-1996                  Detroit Teachers Credit Union
                                                               Treasurer/General Manager


Omer K. Reed                        1959-Present               Self-employed dentist


Gerald J. Ring                      1968-Present               Park Towne Corporation
                                                               President

Richard C. Robertson                1959-Present               Arizona State Savings & Credit Union
                                                               President


Donald F. Roby                      1990-Present               Retired
                                    1986-1989                  Farm and Home Savings
                                                               President and Chief Executive Officer


Rosemarie M. Shultz                 1976-Present               Public Employees Credit Union
                                                               President and Chief Executive Officer

Neil A. Springer                    1994-Present               Springer Souder & Associates, L.L.C.
                                                               Managing Director
                                    1992-1994                  Slayton International, Inc.
                                                               Senior Vice President

Farouk D.G. Wang                    1987-Present               University of Hawaii at Manoa
                                                               Director of Buildings and Grounds Management

Larry T. Wilson                     1974-Present               Coastal Federal Credit Union
                                                               President/CEO



Executive Officers


Michael S. Daubs                    1973-Present               CUNA Mutual Life Insurance Company*
                                                               Chief Investment Officer
                                                               CIMCO Inc.
                                                               President

Harry N. Frenchak                   1991-Present               CUNA Mutual Life Insurance Company*
                                                               Chief Officer, Corporate Services

John A. Gibson                      1988-Present               CUNA Mutual Life Insurance Company*
                                                               Chief Marketing Officer

Richard J. Keintz                   1979-Present               CUNA Mutual Life Insurance Company*
                                                               Chief Officer, Finance and Information Services

Michael B. Kitchen                  1995-Present               CUNA Mutual Life Insurance Company*
                                                               President and Chief Executive Officer
                                    1992-1995                  The CUMIS Group Limited
                                                               President and Chief Executive Officer

Kevin T. Lentz                      1983-Present               CUNA Mutual Life Insurance Company
                                                               Chief Operating Officer

Daniel E. Meylink, Sr.              1983-Present               CUNA Mutual Life Insurance Company*
                                                               Chief Officer, Member Services

Thomas O. Olson                     1988-Present               CUNA Mutual Life Insurance Company*
                                                               Chief Officer, International Markets

Kevin G. Shea                       1976-Present               CUNA Mutual Life Insurance Company*
                                                               Chief Officer, Lending Services

John M. Waggoner                    1977-Present               CUNA Mutual Life Insurance Company*
                                                               Chief Legal Officer

 * The Company entered into a permanent affiliation with the CUNA Mutual on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual. The most recent position has been given for those persons who have held more than one position with the Company or CUNA Mutual Insurance Society during the last five year period. Each person has business addresses at both 2000 Heritage Way, Waverly, Iowa 50677, and 5910 Mineral Point Road, Madison, Wisconsin 53705.

                                STATE REGULATION


The Company is subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National
Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.


                                LEGAL PROCEEDINGS


There are no legal proceedings to which the Separate Account or the principal underwriter is a party. The Company is engaged in various kinds of routine litigation which, in the opinion of the Company, are not of material importance in relation to the total capital and surplus of the Company.


                              INDEPENDENT AUDITORS


The financial statements included herein and elsewhere in the Registration Statement have been included in reliance upon the reports of KPMG Peat Marwick LLP, Des Moines, Iowa, independent auditors, and upon the authority of said firm as experts in accounting and auditing.


                                ACTUARIAL MATTERS

Actuarial matters included in this prospectus have been examined by Scott Allen, Assistant Vice President - Associate Actuary, CUNA Mutual Life Insurance Company, Waverly, Iowa, as stated in the opinion filed as an exhibit to the Registration Statement.

                             REGISTRATION STATEMENT


A Registration Statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Separate Account, the Company, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


                              FINANCIAL STATEMENTS

The financial statements for the Company are included herein immediately following the financial statements of the Separate Account. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policy and should not be considered as bearing on the investment performance of the Separate Account.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statement of Assets and Liabilities
                                December 31, 1996


                                         Capital
                                      Appreciation         Growth and                                                    Money
                                          Stock           Income Stock          Balanced              Bond              Market
Assets:                                Subaccount          Subaccount          Subaccount          Subaccount         Subaccount
Investments in Ultra Series Fund:
   (note 2)

Capital Appreciation Stock Fund,
   1,065,317 shares at net asset
   value of $14.60 per share
   (cost $12,699,357)                 $15,551,834     $            --       $         --        $         --      $           --

Growth and Income Stock Fund,
   2,239,789 shares at net asset
   value of $21.32 per share
   (cost $36,545,346)                          --          47,759,263                 --                  --                  --

Balanced Fund, 3,424,810 shares
   at net asset value of $15.29
   per share (cost $46,244,830)                --                  --         52,357,197                  --                  --

Bond Fund, 234,128 shares
   at net asset value of $10.33
   per share (cost $2,398,936)                 --                  --                 --           2,417,823                  --

Money Market Fund,  1,727,789
   shares at net asset value of
   $1.00 per share
   (cost $1,727,789)                           --                  --                 --                  --           1,727,789
                                       ----------         -----------        -----------          ----------          ----------
     Total assets                      15,551,834          47,759,263         52,357,197           2,417,823           1,727,789
                                       ----------         -----------        -----------          ----------          ----------
Liabilities:
Accrued adverse mortality and
   expense charges                          1,917               5,931              6,481                 300                 213
                                       ----------         -----------        -----------          ----------          ----------
     Total liabilities                      1,917               5,931              6,481                 300                 213
                                       ----------         -----------        -----------          ----------          ----------
     Net assets                       $15,549,917         $47,753,332        $52,350,716          $2,417,523          $1,727,576
                                       ==========         ===========        ===========          ==========          ==========
     Units outstanding (note 5)           953,534           1,036,605          1,567,551              97,412              97,454
                                       ==========         ===========        ===========          ==========          ==========
     Net asset value per unit              $16.31              $46.07             $33.40              $24.82              $17.73
                                       ==========         ===========        ===========          ==========          ==========


                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statement of Assets and Liabilities
                                December 31, 1996


                                        Treasury         International         World               Emerging
                                          2000               Stock          Governments             Growth
Assets:                                Subaccount          Subaccount        Subaccount          Subaccount*
Investments in Ultra Series Fund:
(note 2)

Treasury 2000 Fund, 183,351
shares at net asset value of $8.64
per share (cost $1,387,537)            $1,584,741$               --            $     --            $     --

Investments in T. Rowe Price
International Fund, Inc.:
International Stock Portfolio,
206,296 shares at net asset value of
$12.64 per share (cost $2,411,583)               --         2,607,576                --                  --

Investments in MFSAE Variable
Insurance TrustSM:
World Governments Series,
27,255 shares at net asset value of
$10.58 per share (cost $283,514)                 --              --               288,361                --

Investments in MFSAE Variable
Insurance TrustSM:
Emerging Growth Series,
89,934 shares at net asset value of
$13.24 per share (cost $1,187,932)               --              --                  --             1,190,723
                                       --------------      ----------          ----------          ----------
Total assets                                1,584,741       2,607,576             288,361           1,190,723
                                       --------------      ----------          ----------          ----------
Liabilities:
Accrued adverse mortality and
expense charges                                 1,330             313                  36                 144
                                       --------------      ----------          ----------          ----------
Total liabilities                               1,330             313                  36                 144
                                       --------------      ----------          ----------          ----------
Net assets                             $    1,583,411      $2,607,263          $  288,325          $1,190,579
                                       ==============      ==========          ==========          ==========
Units outstanding (note 5)                    196,670         216,089              24,554             117,771
                                       ==============      ==========          ==========          ==========
Net asset value per unit               $         8.05      $    12.07          $    11.74          $    10.11
                                       ==============      ==========          ==========          ==========

See accompanying notes to financial statements.
*The data is for the period beginning May 1, 1996 (date of initial activity).

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                             Statement of Operations
                  Years Ended December 31, 1996, 1995, and 1994


                                         CAPITAL APPRECIATION STOCK SUBACCOUNT                GROWTH AND INCOME STOCK SUBACCOUNT

Investment income (loss):              1996              1995             1994              1996             1995              1994
                                       ----              ----             ----              ----             ----              ----

  Dividend income                   $595,603          $349,394          $316,311       $1,830,435        $2,783,538         $920,420
  Adverse mortality and
  expense charges
   (note 3)                         (111,426)          (67,332)          (37,923)        (363,607)         (253,958)       (178,836)
                                  ----------         ---------          --------       ----------        ----------       ----------
Net investment income (loss)         484,177           282,062           278,388        1,466,828         2,529,580          741,584
                                  ----------         ---------          --------       ----------        ----------       ----------
Realized and unrealized gain
  (loss)on investments:
  Realized gain (loss) on
  security transactions:
   Proceeds from sale of
   securities                        855,100         2,737,741           128,916        2,017,365         1,138,163        1,347,896
  Cost of securities sold           (708,846)       (2,416,409)         (126,278)      (1,615,917)         (985,297)     (1,257,775)
                                  ----------         ---------          --------       ----------        ----------       ----------
Net realized gain (loss) on
  security transactions              146,254           321,332             2,638          401,448           152,866           90,121
  Net change in unrealized
  appreciation or depreciation
  on investments                   1,662,956         1,332,754          (143,233)       6,026,093         4,764,093        (762,308)
                                  ----------         ---------          --------       ----------        ----------       ----------
Net gain (loss) on investments     1,809,210         1,654,086          (140,595)       6,427,541         4,916,959        (672,187)
                                  ----------         ---------          --------       ----------        ----------       ----------
Net increase (decrease) in net
  assets resulting from
  operations                      $2,293,387        $1,936,148          $137,793       $7,894,369        $7,446,539          $69,397
                                  ==========         =========          ========       ==========        ==========       ==========


                                                  BALANCED SUBACCOUNT                                   BOND SUBACCOUNT

Investment income (loss):              1996              1995             1994              1996             1995              1994
                                       ----              ----             ----              ----             ----              ----

  Dividend income                 $2,949,493        $3,308,296        $1,934,706         $137,535          $218,461         $198,871
  Adverse mortality and
  expense charges(note 3)           (445,353)         (375,225)         (311,308)         (23,607)          (33,879)        (30,732)
                                  ----------        ----------         ---------         --------         ---------         --------
Net investment income (loss)       2,504,140         2,933,071         1,623,398          113,928           184,582          168,139
                                  ----------        ----------         ---------         --------         ---------         --------
Realized and unrealized gain
  (loss)on investments:
  Realized gain (loss) on
  security transactions:
   Proceeds from sale of
   securities                      3,759,491         2,989,211         2,663,000        1,799,790           885,596          498,842
   Cost of securities sold        (3,351,391)       (2,732,488)       (2,563,542)      (1,748,647)         (865,874)       (495,991)
                                  ----------        ----------         ---------         --------         ---------         --------
Net realized gain (loss) on
  security transactions              408,100           256,723            99,458           51,143            19,722            2,851
  Net change in unrealized
  appreciation or depreciation
  on investments                   1,724,491         4,759,298        (2,193,746)        (127,295)          326,701        (308,510)
                                  ----------        ----------         ---------         --------         ---------         --------
Net gain (loss) on investments     2,132,591         5,016,021        (2,094,288)         (76,152)          346,423        (305,659)
                                  ----------        ----------         ---------         --------         ---------         --------
Net increase (decrease) in net
  assets resulting from
  operations                      $4,636,731        $7,949,092         $(470,890)         $37,776          $531,005       $(137,520)
                                  ==========        ==========         =========         ========         =========         ========

See accompanying notes to financial statements.


                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                             Statement of Operations
                  Years Ended December 31, 1996, 1995, and 1994


                                                MONEY MARKET SUBACCOUNT                            TREASURY 2000 SUBACCOUNT

Investment income (loss):              1996              1995             1994              1996             1995              1994
                                       ----              ----             ----              ----             ----              ----

Dividend income                      $86,370          $116,648           $75,538         $107,339          $105,588          $96,836
 Adverse mortality and expense
 charges (note 3)                    (16,510)          (20,105)          (19,253)         (13,847)          (12,710)        (11,586)
                                    --------          --------          --------         --------         ---------         --------
Net investment income (loss)          69,860            96,543            56,285           93,492            92,878           85,250
                                    --------          --------          --------         --------         ---------         --------
Realized and unrealized gain
(loss) on investments:
Realized gain (loss) on security
transactions:
Proceeds from sale of securities   4,407,707         2,670,224         1,549,906               --                --               --
Cost of securities sold           (4,407,707)       (2,670,224)       (1,549,906)              --                --               --
                                    --------          --------          --------         --------         ---------         --------
Net realized gain (loss) on
security transactions                     --                --                --               --                --               --
Net change in unrealized
appreciation or depreciation
on investments                            --                --                --          (74,946)          161,453        (193,888)
                                    --------          --------          --------         --------         ---------         --------
Net gain (loss) on investments            --                --                --          (74,946)          161,453        (193,888)
                                    --------          --------          --------         --------         ---------         --------
Net increase (decrease) in net
assets resulting from operations     $69,860           $96,543           $56,285          $18,546          $254,331       ($108,638)
                                    ========          ========          ========         ========         =========         ========

                                            INTERNATIONAL STOCK SUBACCOUNT                       WORLD GOVERNMENTS SUBACCOUNT

Investment income (loss):              1996              1995                               1996             1995
                                       ----              ----                               ----             ----
  Dividend income                    $39,586        $       --                         $       --           $19,972
  Adverse mortality and expense
charges (note 3)                     (14,665)           (1,492)                            (2,326)           (1,176)
                                    --------           -------                            -------           -------
Net investment income (loss)          24,921            (1,492)                            (2,326)           18,796
                                    --------           -------                            -------           -------
Realized and unrealized gain
(loss)on investments:
Realized gain (loss) on security
transactions:
Proceeds from sale of securities     121,135            17,033                             52,028            19,161
Cost of securities sold             (113,341)          (17,004)                           (53,136)          (18,440)
                                    --------           -------                            -------           -------
Net realized gain (loss) on
 security transactions                 7,794                29                             (1,108)              721
Net change in unrealized
appreciation or depreciation
on investments                       173,915            22,078                             12,525            (7,679)
                                    --------           -------                            -------           -------
Net gain (loss) on investments       181,709            22,107                             11,417            (6,958)
                                    --------           -------                            -------           -------
Net increase (decrease) in net
assets resulting from operations    $206,630           $20,615                             $9,091           $11,838
                                    ========           =======                            =======           =======

See accompanying notes to financial statements.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                             Statement of Operations
                  Years Ended December 31, 1996, 1995, and 1994


                                              EMERGING GROWTH SUBACCOUNT*

Investment income (loss):                                1996

Dividend income                                         $9,859
 Adverse mortality and expense charges
(note 3)                                                (4,378)
                                                       -------
Net investment income (loss)                             5,481
                                                       -------
Realized and unrealized gain (loss)
on investments:
Realized gain (loss) on security
transactions:
Proceeds from sale of securities                       213,154
Cost of securities sold                               (201,866)
                                                       -------
Net realized gain (loss) on security
transactions                                            11,288
Net change in unrealized appreciation
or depreciation on investments                           2,792
                                                       -------
Net gain (loss) on investments                          14,080
                                                       -------
Net increase (decrease) in net assets
resulting from operations                              $19,561
                                                       =======

See accompanying notes to financial statements.
*The data is for the period beginning May 1, 1996 (date of initial activity).

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statement of Changes in Net Assets
                  Years Ended December 31, 1996, 1995, and 1994


                                         CAPITAL APPRECIATION STOCK SUBACCOUNT                GROWTH AND INCOME STOCK SUBACCOUNT

Operations:                            1996              1995             1994              1996             1995              1994
                                       ----              ----             ----              ----             ----              ----
  Net investment income (loss)      $484,177          $282,062          $278,388       $1,466,828        $2,529,580         $741,584
  Net realized gain (loss) on
   security transactions             146,254           321,332             2,638          401,448           152,866           90,121
  Net change in unrealized
   appreciation or depreciation
   on investments                  1,662,956         1,332,754          (143,233)       6,026,093         4,764,093        (762,308)
                                  ----------        ----------         ---------      -----------       -----------      -----------
   Change in net assets from
    operations                     2,293,387         1,936,148           137,793        7,894,369         7,446,539           69,397
                                  ----------        ----------         ---------      -----------       -----------      -----------
Capital unit transactions(note5):
Proceeds from sale of units        7,622,148         5,340,463         7,013,416       13,835,588        10,831,868       11,317,875
  Cost of units repurchased       (3,351,383)       (4,440,885)       (1,001,170)      (8,554,478)       (6,090,704)     (6,776,401)
                                  ----------        ----------         ---------      -----------       -----------      -----------
   Change in net assets from
   capital unit transactions       4,270,765           899,578         6,012,246        5,281,110         4,741,164        4,541,474
                                  ----------        ----------         ---------      -----------       -----------      -----------
Increase (decrease) in net assets  6,564,152         2,835,726         6,150,039       13,175,479        12,187,703        4,610,871
Net assets:
  Beginning of period              8,985,765         6,150,039                --       34,577,853        22,390,150       17,779,279
                                  ----------        ----------         ---------      -----------       -----------      -----------
  End of period                  $15,549,917        $8,985,765        $6,150,039      $47,753,332       $34,577,853      $22,390,150
                                  ==========        ==========         =========      ===========       ===========      ===========

                                                  BALANCED SUBACCOUNT                                   BOND SUBACCOUNT

Operations:                            1996              1995             1994              1996             1995              1994
                                       ----              ----             ----              ----             ----              ----

  Net investment income (loss)    $2,504,140        $2,933,071        $1,623,398         $113,928          $184,582         $168,139
  Net realized gain (loss) on
   security transactions             408,100           256,723            99,458           51,143            19,722            2,851
  Net change in unrealized
   appreciation or depreciation
   on investments                  1,724,491         4,759,298        (2,193,746)        (127,295)          326,701        (308,510)
                                 -----------       -----------       -----------       ----------        ----------       ----------
   Change in net assets from
    operations                     4,636,731         7,949,092          (470,890)          37,776           531,005        (137,520)
                                 -----------       -----------       -----------       ----------        ----------       ----------

Capital unit transactions(note5):
  Proceeds from sale of units     11,796,373        11,658,626        12,682,886          700,575         1,036,840          746,339
  Cost of units repurchased      (10,399,963)       (9,247,633)       (9,582,319)      (2,103,924)       (1,180,288)       (831,337)
                                 -----------       -----------       -----------       ----------        ----------       ----------
   Change in net assets from
    capital unit transactions      1,396,410         2,410,993         3,100,567       (1,403,349)         (143,446)        (84,998)
                                 -----------       -----------       -----------       ----------        ----------       ----------
Increase (decrease) in net
 assets                            6,033,141        10,360,085         2,629,677       (1,365,573)          387,559        (222,518)
Net assets:
  Beginning of period             46,317,575        35,957,490        33,327,813        3,783,096         3,395,537        3,618,055
                                 -----------       -----------       -----------       ----------        ----------       ----------
  End of period                  $52,350,716       $46,317,575       $35,957,490       $2,417,523        $3,783,096       $3,395,537
                                 ===========       ===========       ===========       ==========        ==========       ==========

See accompanying notes to financial statements.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statement of Changes in Net Assets
                  Years Ended December 31, 1996, 1995, and 1994


                                                MONEY MARKET SUBACCOUNT                            TREASURY 2000 SUBACCOUNT

Operations:                            1996              1995             1994              1996             1995              1994
                                       ----              ----             ----              ----             ----              ----
  Net investment income (loss)       $69,860           $96,543           $56,285          $93,492           $92,878          $85,250
  Net realized gain (loss) on
   security transactions                  --                --                --               --                --               --
  Net change in unrealized
  appreciation or depreciation
  on investments                          --                --                --          (74,946)          161,453        (193,888)
                                   ---------         ---------         ---------        ---------        ----------       ----------
   Change in net assets from
    operations                        69,860            96,543            56,285           18,546           254,331        (108,638)
                                   ---------         ---------         ---------        ---------        ----------       ----------
Capital unit transactions(note5):
  Proceeds from sale of units      4,325,194         2,156,885         2,460,112          794,517           550,180          558,031
  Cost of units repurchased       (4,801,186)       (3,049,819)       (1,959,931)        (773,892)         (531,450)       (540,474)
                                   ---------         ---------         ---------        ---------        ----------       ----------
   Change in net assets from
   capital unit transactions        (475,992)         (892,934)          500,181           20,625            18,730           17,557
                                   ---------         ---------         ---------        ---------        ----------       ----------
Increase (decrease) in net assets   (406,132)         (796,391)          556,466           39,171           273,061         (91,081)
Net assets:
  Beginning of period              2,133,708         2,930,099         2,373,633        1,544,240         1,271,179        1,362,260
                                   ---------         ---------         ---------        ---------        ----------       ----------
  End of period                   $1,727,576        $2,133,708        $2,930,099       $1,583,411        $1,544,240       $1,271,179
                                   =========         =========         =========        =========        ==========       ==========


                                            INTERNATIONAL STOCK SUBACCOUNT                       WORLD GOVERNMENTS SUBACCOUNT

Operations:                            1996              1995                               1996             1995
                                       ----              ----                               ----             ----
  Net investment income (loss)       $24,921           $(1,492)                           $(2,326)          $18,796
  Net realized gain (loss) on
   security transactions               7,794                29                             (1,108)              721
  Net change in unrealized
  appreciation or depreciation
  on investments                     173,915            22,078                             12,525            (7,679)
                                    --------          --------                           --------          --------
   Change in net assets from
    operations                       206,630            20,615                              9,091            11,838
                                    --------          --------                           --------          --------
Capital unit transactions(note5):
  Proceeds from sale of units      2,207,995           825,895                            144,986           244,058
  Cost of units repurchased         (559,568)          (94,304)                           (84,667)          (36,981)
                                    --------          --------                           --------          --------
   Change in net assets from
    capital unit transactions      1,648,427           731,591                             60,319           207,077
                                    --------          --------                           --------          --------
Increase (decrease) in net assets  1,855,057           752,206                             69,410           218,915
Net assets:
  Beginning of period                752,206                --                            218,915                --
                                    --------          --------                           --------          --------
  End of period                   $2,607,263          $752,206                           $288,325          $218,915
                                    ========          ========                           ========          ========

See accompanying notes to financial statements.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statement of Changes in Net Assets
                  Years Ended December 31, 1996, 1995, and 1994


                                              EMERGING GROWTH SUBACCOUNT*

Operations:                                              1996

  Net investment income (loss)                          $5,481
  Net realized gain (loss) on
   security transactions                                11,288
  Net change in unrealized appreciation
   or depreciation on investments                        2,792
                                                     ---------
   Change in net assets from
    operations                                          19,561
                                                     ---------
Capital unit transactions (note 5):
  Proceeds from sale of units                        1,517,927
  Cost of units repurchased                           (346,909)
                                                     ---------
   Change in net assets from capital
    unit transactions                                1,171,018
                                                     ---------
Increase (decrease) in net assets                    1,190,579
Net assets:
  Beginning of period                                       --
                                                     ---------
  End of period                                     $1,190,579
                                                     =========

See accompanying notes to financial statements.
*The data is for the period beginning May 1, 1996 (date of initial activity).

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                          Notes to Financial Statements

(1)  Organization

     The CUNA Mutual Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission. The Account was established as a separate investment account within CUNA Mutual Life Insurance Company, formerly known as Century Life of America, to receive and invest net premiums paid under flexible premium variable life insurance policies.

     Although the assets of the Account are the property of CUNA Mutual Life Insurance Company, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which CUNA Mutual Life Insurance Company may conduct.

     The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide certain death benefits and other policy benefits. Additional assets are held in CUNA Mutual Life Insurance Company's general account to cover death benefits in excess of the accumulated value.


(2)  Significant Accounting Policies

     Investments

     The Account currently is divided into nine subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund. (The term fund is used to mean an investment portfolio sometimes called a series, i.e., Ultra Series Fund, T. Rowe Price International Fund, Inc., MFSAE Variable Insurance Trusto, or any other open-end management investment company or unit investment trust in which a subaccount invests.) The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

     The Account invests in shares of Ultra Series Fund, T. Rowe Price International Fund, Inc., and MFSAE Variable Insurance Trusto. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

     Ultra Series Fund currently has six funds available as investment options under the policies while T. Rowe Price International Fund, Inc., has one and MFSAE Variable Insurance Trusto has two funds available as an investment option. MFSAE Variable Insurance Trusto also has other funds that are not available under the policies. These fund companies may, in the future, create additional funds that may or may not be available as investment options under the policies. Each fund has its own investment objectives and the income, gains, and losses for each fund are determined separately for that fund.

     CIMCO Inc. (CIMCO) serves as the investment advisor to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. CUNA Mutual Life Insurance Company owns one half of CIMCO's outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society.

     Rowe Price-Fleming International, Inc. (RPFI) serves as the Investment Advisor to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Fund, Inc. RPFI was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited.

     Massachusetts Financial Services Company (MFS) serves as the Investment Advisor to the MFS World Governments Series and Emerging Growth Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of MFSAE Variable Insurance Trusto. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) which, in turn, is a subsidiary of Sun Life Assurance Company of Canada.

     The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share, without sales charge. Dividends and capital gain distributions from each fund are reinvested in that fund. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Realized gains and losses from security transactions are reported on an average cost basis.
     Dividend income is recorded on the ex-dividend date.

     Federal Income Taxes

     The operations of the Account form a part of the operations of CUNA Mutual Life Insurance Company and are not taxed separately. CUNA Mutual Life Insurance Company does not initially expect to incur any income tax upon the earnings or the realized capital gains attributable to the Account.
     Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by CUNA Mutual Life Insurance Company in the future, a charge to the Account may be assessed.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  Fees and Charges

     Organization Costs

     CUNA Mutual Life Insurance Company absorbed all organization expenses of the Account.

     Policy Charges

     In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by CUNA Mutual Life Insurance Company by redeeming an appropriate number of units for each policy.

     Administrative Fee: CUNA Mutual Life Insurance Company will have primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, CUNA Mutual Life Insurance Company may assess each policy a monthly administrative fee. For additional detail, see schedule of expenses and charges in the prospectus.

     Deferred Contingent Sales and Administrative Charges: The sales and administrative expenses incurred when a policy is issued are deferred (Deferred Charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during that period. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the Guideline Annual Premium (as defined under the Investment Company Act of 1940) of the policy. The Deferred Charges are normally built up in twelve equal increments during the first policy year. Beginning on the second policy anniversary, incremental amounts are released by allocations back to the subaccounts on each anniversary until the tenth policy anniversary when all remaining Deferred Charges are released. All amounts in the Deferred Charges Account are held and interest credited to the policy at a minimum rate of 4 percent with CUNA Mutual Life Insurance Company crediting additional amounts at its discretion.

     Policy Fee: CUNA Mutual Life Insurance Company will incur first-year expenses upon issue of a policy, and will assess each policy a monthly policy fee to recover these expenses.

     Cost of Insurance and Additional Benefits Provided: CUNA Mutual Life Insurance Company will assume the responsibility for providing the insurance benefits provided in the policy. The cost of insurance will be determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables as described in the Account's prospectus.

     Variable  Account

     Charges Mortality and Expense Risk Charge: CUNA Mutual Life Insurance Company will deduct daily a mortality and expense risk charge from the Account at an annual rate of .90 percent of the average daily net asset value of the Account. These charges will be deducted by CUNA Mutual Life Insurance Company in return for its assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

(4)  Investment Transactions
     The  cost  of  shares   purchased,   including   reinvestment  of  dividend
     distributions, during the year ended December 31, 1996, was as follows:

           Growth and Income Stock Fund...................... $8,768,688
           Capital Appreciation Stock Fund...................  5,611,300
           Balanced Fund.....................................  7,663,102
           Bond Fund.........................................    510,390
           Money Market Fund.................................  4,001,633
           Treasury 2000 Fund................................      7,021
           International Stock Portfolio.....................  1,794,742
           World Governments Series..........................    110,041
           Emerging Growth*..................................  1,389,798
                                                              ----------
                                                             $29,856,715
                                                              ==========

*The data is for the period beginning May 1, 1996 (date of initial activity).


(5)  Unit Activity from Contract Transactions

     Transactions in units of each subaccount of the Account for the years ended December 31, 1996, 1995, and 1994 were as follows:

                                         Capital
                                      Appreciation         Growth and                                                    Money
                                          Stock           Income Stock          Balanced              Bond              Market
                                       Subaccount          Subaccount          Subaccount          Subaccount         Subaccount
     Units outstanding at
       December 31, 1993                      --            612,819           1,310,167             164,733             149,181
     Units sold                          684,909            385,948             502,048              34,868             152,172
     Units repurchased                   (96,408)          (230,900)           (379,178)            (38,726)           (121,966)
                                        --------           --------           ---------            --------            --------
     Units outstanding at
       December 31, 1994                 588,501            767,867           1,433,037             160,875             179,387
     Units sold                          437,510            320,880             420,975              45,571             129,950
     Units repurchased                  (362,742)          (180,926)           (331,119)            (51,065)           (184,225)
                                        --------           --------           ---------             -------            --------
     Units outstanding at
       December 31, 1995                 663,269            907,821           1,522,893             155,381             125,112
     Units sold                          516,098            337,323             375,764              29,061             249,298
     Units repurchased                  (225,833)          (208,539)           (331,106)            (87,030)           (276,956)
                                        --------           --------           ---------             -------            --------
     Units outstanding at
       December 31, 1996                 953,534          1,036,605           1,567,551              97,412              97,454
                                        ========           ========           =========             =======            ========

                                        Treasury          International           World             Emerging
                                          2000                Stock            Governments           Growth
                                       Subaccount          Subaccount          Subaccount          Subaccount*
     Units outstanding at
       December 31, 1993                 189,107                 --                  --                  --
     Units sold                           82,063                 --                  --                  --
     Units repurchased                   (79,423)                --                  --                  --
                                        --------           --------           ---------            --------
     Units outstanding at
       December 31, 1994                 191,747                 --                  --                  --
     Units sold                           74,132             80,023              22,558                  --
     Units repurchased                   (71,746)            (9,147)             (3,339)                 --
                                        --------           --------           ---------             -------
     Units outstanding at
       December 31, 1995                 194,133             70,876              19,219                  --
     Units sold                          102,713            194,181              12,790             151,261
     Units repurchased                  (100,176)           (48,968)             (7,455)            (33,490)
                                        --------           --------           ---------             -------
     Units outstanding at
       December 31, 1996                 196,670            216,089              24,554             117,771
                                        ========           ========           =========             =======

*The data is for the period beginning May 1, 1996 (date of initial activity).

(6)  Condensed Financial Information

     The table below gives per unit information about the financial history of each subaccount for each period.

                                 CAPITAL APPRECIATION STOCK SUBACCOUNT                   GROWTH AND INCOME STOCK SUBACCOUNT
                           1996       1995       1994                             1996       1995       1994       1993       1992
                           ----       ----       ----                             ----       ----       ----       ----       ----
     Net asset value:
     Beginning of period  $13.55     $10.45     $10.00                           $38.09     $29.16     $29.01     $25.73     $24.11
       End of period       16.31      13.55      10.45                            46.07      38.09      29.16      29.01      25.73
     Percentage increase
       in unit value
       during period*      20.4%      29.7%      4.5%                             21.0%      30.6%      0.5%       12.8%      6.7%
     Number of units
       outstanding at
       end of period      953,534    663,269    588,501                         1,036,605   907,821    767,867    612,819    588,841

                                    BALANCED SUBACCOUNT                                      BOND SUBACCOUNT
                           1996       1995       1994       1993       1992       1996       1995       1994       1993       1992
                           ----       ----       ----       ----       ----       ----       ----       ----       ----       ----
     Net  asset value:
    Beginning of period   $30.41     $25.09     $25.44     $23.23     $21.94     $24.35     $21.11     $21.96     $20.35     $19.29
      End of period        33.40      30.41      25.09      25.44      23.23      24.82      24.35      21.11      21.96      20.35
    Percentage increase
      in unit value
      during period*       9.8%       21.2%      -1.4%      9.5%       5.9%       1.9%       15.4%      -3.9%      7.9%       5.5%
    Number of units
      outstanding at
      end of period      1,567,551  1,522,893  1,433,037  1,310,167  1,186,398   97,411     155,381    160,875    164,733    171,276


                                        MONEY MARKET SUBACCOUNT                               TREASURY 2000 SUBACCOUNT
                           1996       1995       1994       1993       1992       1996       1995       1994       1993       1992
                           ----       ----       ----       ----       ----       ----       ----       ----       ----       ----
     Net asset value:
     Beginning of period  $17.05     $16.33     $15.91     $15.67     $15.33      $7.95      $6.63      $7.20      $6.29      $5.88

       End of period       17.73      17.05      16.33      15.91      15.67       8.05       7.95       6.63       7.20       6.29

     Percentage increase
       in unit value
       during period*      4.0%       4.4%       2.6%       1.5%       2.2%       1.3%       19.9%      -7.9%      14.5%      7.0%

     Number of units
       outstanding at
       end of period      97,454     125,112    179,387    149,181    201,170    196,670    194,133    191,747    189,107    186,690

                                    INTERNATIONAL STOCK SUBACCOUNT                          WORLD GOVERNMENTS SUBACCOUNT
                           1996       1995                                        1996       1995
                           ----       ----                                        ----       ----
     Net asset value:
     Beginning of period  $10.61     $10.00                                      $11.39     $10.00

       End of period       12.07      10.61                                       11.74      11.39

     Percentage increase
       in unit value
       during period*      13.7%      6.1%                                         3.1%      13.9%

     Number of units
       outstanding at
       end of period      216,089    70,876                                      24,554     19,219


                                     EMERGING GROWTH SUBACCOUNT**
                           1996
     Net asset value:
     Beginning of period  $10.00

       End of period       10.11

     Percentage increase
       in unit value
       during period*       1.1%

     Number of units
       outstanding at
       end of period      117,771

     For the Money Market Subaccount, the "seven-day average yield" for the seven days ended December 31, 1996, was 3.8% and the "effective yield" for that period was 3.9%.

*The amount of premium invested in CUNA Mutual Life Variable Account is the amount remaining after the policy charges described in footnote 3 have been deducted. The policy charges have not been taken into account in this calculation. Inclusion of the policy charges would reduce the percentage increase in unit value during the period.

**The data is for the period beginning May 1, 1996 (date of initial activity).

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Account:

We have audited the statements of assets and liabilities of the Capital Appreciation Stock Subaccount, Growth and Income Stock Subaccount, Balanced Subaccount, Bond Subaccount, Money Market Subaccount, Treasury 2000 Subaccount, International Stock Subaccount, World Governments Subaccount , and the Emerging Growth Subaccount of the CUNA Mutual Life Variable Account as of December 31, 1996; the related statements of operations and changes in net assets for each of the years in the three-year (two years for International Stock Subaccount and World Governments Subaccount and eight months for the Emerging Growth Subaccount) period then ended, and the condensed financial information for each of the years in the five-year (three years for Capital Appreciation Stock Subaccount, two years for International Stock Subaccount and World Governments Subaccount, and one year for the Emerging Growth Subaccount) period then ended. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 1996, were verified by audit of the statements of assets and liabilities of the underlying funds of Ultra Series Fund and confirmation with MFS Variable Insurance Trust and T. Rowe Price. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of the Capital Appreciation Stock Subaccount, Growth and Income Stock Subaccount, Balanced Subaccount, Bond Subaccount, Money Market Subaccount,
Treasury 2000 Subaccount, International Stock Subaccount, World Governments Subaccount, and the Emerging Growth Subaccount of the CUNA Mutual Life Variable Account as of December 31, 1996; the results of their operations and changes in their net assets for each of the years in the three-year (two years for International Stock Subaccount and World Governments Subaccount, and eight months for the Emerging Growth Subaccount) period then ended; and the condensed financial information for each of the years in the five-year (three years for Capital Appreciation Stock Subaccount, two years for International Stock Subaccount and World Governments Subaccount, and one year for the Emerging Growth Subaccount) period then ended, in conformity with generally accepted accounting principles.


                                               KPMG PEAT MARWICK LLP

Des Moines, Iowa
February 7, 1997

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                       (Formerly CENTURY LIFE OF AMERICA)

               Financial Statements and Supplementary Information

                                December 31, 1996



                   (With Independent Auditors' Report Thereon)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
        Statutory Statements of Admitted Assets, Liabilities, and Surplus
                           December 31, 1996 and 1995
                                 (In Thousands)

                        Admitted Assets                                                    1996               1995
                        ---------------                                                    ----               ----
Investments:
   Bonds                                                                               $1,652,375           1,636,574
   Stocks:
     Preferred                                                                                132                 357
     Common                                                                                33,256              43,685
   Mortgage loans on real estate                                                          405,017             428,594
   Real estate                                                                             72,857              66,374
   Policy loans                                                                           101,544             100,880
   Other invested assets                                                                   22,255              21,721
   Cash and short-term investments                                                         33,290              15,300
                                                                                        ---------           ---------
       Total investments                                                                2,320,726           2,313,485

Premiums receivable                                                                        11,820              10,483
Accrued investment income                                                                  33,299              33,106
Electronic data processing equipment                                                        2,294               2,391
Due from affiliates and related parties                                                     9,523               2,239
Federal income tax recoverable                                                              2,865              -
Other assets                                                                                3,607               5,822
Separate accounts                                                                         645,710             296,874
                                                                                        ---------           ---------
Total admitted assets                                                                  $3,029,844           2,664,400
                                                                                        =========           =========

                    Liabilities and Surplus
Liabilities:
   Policy reserves:
     Life insurance and annuity contracts                                              $1,828,528           1,847,156
     Accident and health insurance                                                         11,342              10,620
   Supplementary contracts without life contingencies                                      67,588              60,324
   Policyholders' dividend accumulations                                                  152,053             150,989
   Policy and contract claims                                                               5,868               6,223
   Other policyholders' funds:
     Dividends payable to policyholders                                                    23,270              22,470
     Premiums and other deposit funds                                                       4,958               5,533
   Interest maintenance reserve                                                             2,343               1,301
   Liabilities for employees' and agents' retirement plans                                 42,617              40,807
   Amounts held for others                                                                 19,731              22,591
   Due to affiliates and related parties                                                    7,245                 743
   Commissions, expenses, taxes, licenses, and fees accrued                                10,084              11,600
   Federal income tax payable                                                              -                    3,945
   Separate accounts                                                                      625,414             287,915
   Other liabilities                                                                       15,236               2,416
   Asset valuation reserve                                                                 42,013              32,202
   Loss contingency reserve for real estate                                                 4,350                 451
   Loss contingency reserve for mortgage loans on real estate                               3,900                 845
                                                                                        ---------           ---------
Total liabilities                                                                       2,866,540           2,508,131
                                                                                        ---------           ---------
Surplus:
   Assigned for contingencies                                                              -                    1,841
   Assigned for permanent guaranty fund                                                    -                      400
   Unassigned surplus                                                                     163,304             154,028
                                                                                        ---------           ---------
Total surplus                                                                             163,304             156,269
Commitments and contingencies
                                                                                        ---------           ---------
Total liabilities and surplus                                                          $3,029,844           2,664,400
                                                                                        =========           =========
See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                       Statutory Statements of Operations
                  Years Ended December 31, 1996, 1995, and 1994
                                 (In Thousands)

                                                                       1996                1995               1994
                                                                       ----                ----               ----
Income:
   Premiums and other considerations:
     Life and annuity                                                $346,584             262,326             244,160
     Accident and health                                               12,007              10,504               8,968
     Supplementary contracts and dividend accumulations                46,303              48,633              50,173
     Annuity and other fund deposits                                   51,322              22,734              21,098
   Net investment income                                              174,573             173,355             167,545
   Reinsurance commissions                                              9,962              18,523              21,614
   Other income                                                         3,761               7,026               7,263
                                                                      -------             -------             -------
       Total income                                                   644,512             543,101             520,821
                                                                      -------             -------             -------
Benefits and expenses:
   Death benefits                                                      33,592              31,807              28,044
   Annuity benefits                                                    39,086              39,948              33,455
   Surrender benefits                                                 143,867             101,456             103,107
   Payments on supplementary contracts without life
     contingencies and dividend accumulations                          48,896              50,478              46,549
   Other benefits to policyholders and beneficiaries                   12,703              11,013               9,888
   (Decrease) increase in policy reserves - life and annuity
     contracts and accident and health insurance                      (54,954)             63,573             104,895
   Increase in liabilities for supplementary contracts without life
     contingencies and policyholders' dividend accumulations            8,328               5,935               9,936
   Decrease in group annuity reserves                                    (233)             (7,276)             (6,509)
   Increase in benefit funds                                            4,075               4,103               4,112
   Commissions                                                         37,529              25,232              21,289
   General insurance expenses, including cost of
     collection in excess of loading on due and deferred
     premiums and other expenses                                       51,004              59,633              63,556
   Insurance taxes, licenses, and fees                                  6,199               5,585               7,366
   Net transfers to separate accounts                                 267,145             101,369              45,469
                                                                      -------             -------             -------
       Total benefits and expenses                                    597,237             492,856             471,157
                                                                      -------             -------             -------
Income before dividends to policyholders, federal
   income taxes, and net realized capital gains (losses)               47,275              50,245              49,664

Dividends to policyholders                                             23,286              22,004              19,954
                                                                      -------             -------             -------
Income before federal income taxes and net
   realized capital gains (losses)                                     23,989              28,241              29,710

Federal income taxes                                                    7,713              13,321               8,660
                                                                      -------             -------             -------
Income before net realized capital gains (losses)                      16,276              14,920              21,050

Net realized capital gains (losses), less federal income taxes
   and transfers to the interest maintenance reserve                      171                (567)               (993)
                                                                      -------             -------             -------
Net income                                                          $  16,447              14,353              20,057
                                                                      =======             =======             =======

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
              Statutory Statements of Changes in Unassigned Surplus
                  Years Ended December 31, 1996, 1995, and 1994
                                 (In Thousands)


                                                                       1996                1995               1994
                                                                       ----                ----               ----

Balance at beginning of year                                         $154,028             141,677           128,467
                                                                      -------             -------           -------

Increase (decrease) in unassigned surplus:
   Net income                                                          16,447              14,353            20,057
   Change in net unrealized losses                                     (7,135)               (558)           (8,650)
   Change in asset valuation reserve                                   (9,811)             (3,386)           (1,365)
   Change in nonadmitted assets                                         2,695                 497               726
   Change in surplus of separate accounts                              (2,071)             (2,500)            1,954
   Change in separate account seed money                                2,232               2,593            (2,071)
   Subsidiary surplus distribution                                     13,858               -                 -
   Change in loss contingency reserve for real estate                  (3,899)              -                  (168)
   Change in voluntary mortgage loan reserve                           (3,055)                365             3,000
   Other miscellaneous changes                                             15                 987              (273)
                                                                      -------             -------           -------
       Net increase in unassigned surplus                               9,276              12,351            13,210
                                                                      -------             -------           -------
Balance at end of year                                               $163,304             154,028           141,677
                                                                      =======             =======           =======

See accompanying notes to statutory financial statements.


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                       Statutory Statements of Cash Flows
                  Years Ended December 31, 1996, 1995, and 1994
                                 (In Thousands)

                                                                       1996                1995               1994
                                                                       ----                ----               ----
Cash from operations Premiums and other considerations:
     Life, annuity, and accident and health                          $408,328             294,530             273,115
     Supplementary contracts and dividend accumulations                46,303              48,633              50,173
   Investment income received                                         176,394             176,990             168,812
   Reinsurance commissions                                             13,210              17,735              20,333
   Other income                                                        57,268               9,369               8,978
                                                                      -------             -------             -------
       Total provided from operations                                 701,503             547,257             521,411
                                                                      -------             -------             -------

   Life and accident and health claims paid                            38,809              36,192              30,183
   Surrender benefits paid                                            143,867             101,456             103,107
   Other benefits to policyholders paid                                95,785              96,571              86,056
   Commissions, other expenses, and taxes paid,
     excluding federal income taxes                                    89,017              92,812              89,306
   Dividends to policyholders paid                                     22,542              21,634              22,654
   Federal income taxes paid                                           15,804               7,145               1,318
   Net transfers to separate accounts                                 280,523             106,508              46,934
   Interest paid on defined benefit plans                               4,104               4,074               6,183
   Other                                                                  684                 -                   -
                                                                      -------             -------             -------
       Total used in operations                                       691,135             466,392             385,741
                                                                      -------             -------             -------
       Net cash from operations                                        10,368              80,865             135,670
                                                                      -------             -------             -------
Cash from investments
   Proceeds from investments sold, matured, or repaid:
     Bonds                                                            226,919             217,833             338,250
     Stocks                                                            29,960              22,194              16,162
     Mortgage loans                                                    52,773              38,861              34,613
     Other invested assets                                                831               1,594                 924
     Net gain on cash and short-term investments                          -                   -                    12
     Real estate sold                                                     700               2,315               2,476
                                                                      -------             -------             -------
       Total investment proceeds                                      311,183             282,797             392,437
                                                                      -------             -------             -------
   Cost of investments acquired:
     Bonds                                                            237,191             236,607             488,593
     Stocks                                                            26,235              22,063              18,364
     Mortgage loans                                                    31,025              67,942              47,401
     Real estate                                                       10,060               6,933               7,731
     Other invested assets                                                -                13,227                 368
     Other cash used                                                    2,148               4,907               2,715
                                                                      -------             -------             -------
       Total investments acquired                                     306,659             351,679             565,172
   Increase in policy loans                                               664                 398               1,308
                                                                      -------             -------             -------
       Net cash from (used in) investments                              3,860             (69,280)           (174,043)
                                                                      -------             -------             -------
Cash from financing and miscellaneous sources
   Other cash provided, net                                             3,762                 254               2,657
                                                                      -------             -------             -------
Reconciliation of cash and short-term investments:
   Net change in cash and short-term investments                       17,990              11,839             (35,716)
   Cash and short-term investments at beginning of year                15,300               3,461              39,177
                                                                      -------             -------             -------
   Cash and short-term investments at end of year                   $  33,290              15,300               3,461
                                                                      =======             =======             =======

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements
                        December 31, 1996, 1995, and 1994

(1) Summary of Significant Accounting Policies

    Company Operations

    Effective December 31, 1996, Century Life of America changed its name to CUNA Mutual Life Insurance Company (the Company). The Company offers a full range of ordinary life and health insurance products through face-to-face and direct response distribution systems. The Company's operations are conducted in 49 states and the District of Columbia. The Company is subject to regulation by the Insurance Departments of states in which it is licensed, and undergoes periodic examinations by those departments.

    On September 30, 1996, the Company sold its wholly owned subsidiary, Century Life Insurance Company (CLIC) to an unrelated party. The sale resulted in realized gains of $3,900,000. In anticipation of the sale, substantially all of the assets, liabilities, and equity of CLIC were transferred to and assumed by the Company through an assumption reinsurance agreement that was approved in all states where the Company is licensed. Transferred to the Company under the assumption reinsurance transaction were assets and liabilities with fair values of $37,200,000. Prior to the sale, net assets in the amount of $14,900,000 were distributed from CLIC to the Company, leaving CLIC with capital and surplus of $5,200,000, the minimum required by state law.

    On December 17, 1996, the Company dissolved its wholly owned subsidiary, Century Financial Services Corp. (CFS), by retiring 100 percent of CFS's outstanding common stock, resulting in a realized loss of $288,000.

    Basis of  Presentation

    The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa (statutory accounting practices), which practices differ from generally accepted accounting principles (GAAP). The more significant of these differences are as follows:

        The costs related to acquiring business are charged to income in the year incurred and, thus, are not amortized over the periods benefited, whereas the premium income is recorded into earnings on a pro rata basis over the premium-paying periods covered by the policies;

        Adjustments reflecting the revaluation of investments at statement date and equity in earnings of subsidiary companies are carried to the statements of changes in unassigned surplus as "net unrealized gains or losses," without providing for income taxes, or income tax reductions, with respect to net unrealized gains or losses;

        Majority owned subsidiaries are not consolidated and are carried at their underlying book value using the equity method of accounting;

        Policy reserves are based on statutory mortality and interest requirements, without consideration for withdrawals, which may differ from reserves based on reasonably conservative estimates of mortality, interest, and withdrawals;

        Deferred federal income taxes are not provided for unrealized gains or losses and the temporary differences between the statutory and tax basis of assets and liabilities;

        "Nonadmitted assets" (principally, the airplane, prepaid insurance and expenses, furniture, equipment, and certain receivables) are excluded from the balance sheets through a direct charge to surplus;

        The asset valuation reserve is recorded as a liability by a direct charge to surplus;

        The interest maintenance reserve defers recognition of interest-related gains and losses from the disposal of investment securities and amortizes them into income over the remaining lives of those securities;

        The loss contingency reserves for real estate and mortgage loans are recorded as liabilities by direct charges to surplus;

        Effective in 1996, changes in federal income tax of prior years are included in operations. Prior to 1996, these changes were charged or credited to surplus;

        Pension expense reflects the amount funded during the year, and disclosures related to the pension plan are in accordance with ERISA requirements;

        Effective in 1995, write-downs of the carrying value of outstanding mortgage loans to the fair value of the real estate acquired through foreclosure are charged to income as realized losses;

        Assets and liabilities are recorded net of ceded  reinsurance  balances;
        and

        Deposits, surrenders, and benefits on universal life and annuity contracts are recorded in the statements of operations.

                      CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(1) Summary of Significant Accounting Policies, Continued

    Basis of Presentation, Continued

    In January 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts." This pronouncement removes the exemption of mutual life insurance enterprises from SFAS Statements Nos. 60, 97, and 113. Also in January 1995, the American Institute of Certified Public Accountants issued Statement of Position (SOP) No. 95-1, "Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises," which provides accounting guidance for long-duration participating life insurance contracts. Both of the pronouncements were effective for periods beginning after December 15, 1995. These pronouncements require mutual life insurance companies to apply all authoritative accounting pronouncements in preparing their financial statements if they are to be reported in conformity with generally accepted accounting principles (GAAP). Therefore, the financial statements of the Company prepared on the basis of statutory accounting practices are no longer described as prepared in conformity with GAAP. The effects of applying the provisions of these pronouncements causes total surplus and net income to differ from amounts as reported under the existing accounting practices. A reconciliation of net income and surplus between amounts presented herein and amounts stated in conformity with GAAP as of December 31 are as follows (000s omitted):

    Net Income                                    1995             1994
    ----------                                    ----             ----
    Statutory net income                        $14,353           20,057
    CLIC dividend to CMLIC                        -               (5,500)
                                                 ------           ------
    Consolidated statutory net income            14,353           14,557
    Adjustments:
       Non-admitted assets                       (1,197)            (242)
       Federal income taxes                       6,154            1,907
       Deferred policy acquisition costs            151              321
       Insurance reserves                        (5,416)           2,590
       Investments                               (5,435)          (5,160)
       Other                                     (1,599)          (5,935)
                                                 ------           ------
    GAAP net income                            $  7,011            8,038
                                                 ======           ======

    Surplus                                       1995
    Statutory surplus                          $156,269
    Adjustments:
       Non-admitted assets                       15,341
       Federal income taxes                      24,511
       Deferred policy acquisition costs        106,405
       Insurance reserves                       (64,291)
       Investments                               48,359
       Employee benefits                        (18,805)
       Other                                    (19,696)
                                                -------
    GAAP Surplus                               $248,093
                                                =======

    The effects of these variances on net income and surplus at December 31, 1996, although not reasonably determinable as of this date, are presumed to be material.

    Valuation of Investments

    Investments are valued as prescribed by the National Association of Insurance Commissioners (NAIC). Bonds and short-term investments are generally carried at amortized cost, preferred stocks at cost, common stocks of unaffiliated companies at fair value, and mortgage loans at the amount of outstanding principal adjusted for premiums and discounts. Bonds that the NAIC has determined are impaired in value are carried at estimated fair value. Real estate acquired in satisfaction of debt is valued at the lower of the carrying value of the outstanding mortgage loans or fair value of the acquired real estate at time of foreclosure. The adjusted basis is subsequently depreciated. Investments in limited partnerships are included in other invested assets, and investments in unconsolidated subsidiaries are carried at the Company's share of the underlying net equity of the investment. Home office real estate is carried at depreciated cost.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(1) Summary of Significant Accounting Policies, Continued

    Valuation of Investments, Continued

    Realized gains and losses on the sale of investments are determined on a specific identification basis. The net unrealized gains and losses attributable to the adjustment from book value to carrying value for all investments, except for the equity in earnings of limited partnerships, are reflected in surplus. Net unrealized gains for bonds and stocks [composed of unrealized gains of $6,032,674 ($18,404,841 in 1995), reduced by unrealized losses of $2,391,200 ($8,538,442 in 1995)] amounted to $3,641,474 at
    December 31, 1996 ($9,866,399 at December 31, 1995). Effective in 1995, the Company changed its method for recording the write-downs of outstanding mortgage loans to fair value of the real estate acquired through foreclosure as realized losses. Realized losses from the write-down of the carrying amount of foreclosed mortgage loans were $937,622 in 1996 and $722,905 in 1995. Prior to 1995, the Company recorded these losses as unrealized losses and as a direct charge to surplus. Unrealized losses related to such write-downs were $3,751,137 in 1994. Earnings from its investments in limited partnerships amounted to $2,527,164 during 1996 ($164,747 and $1,051,075 in 1995 and 1994, respectively) and was credited to income.

    Policy Reserves

    During 1988, the Company began using the 1980 Commissioners' Standard Ordinary (C.S.O.) Mortality Table. Prior to the adoption of the 1980 C.S.O. table, reserves were recorded using the 1958 C.S.O. table. The 1958 C.S.O. table is used with interest rate assumptions ranging from 2.5 percent to 5.0 percent. The 1980 C.S.O. table is used with interest rate assumptions ranging from 3.5 percent to 5.5 percent. With respect to older policies, the mortality table and interest assumptions vary from the American Experience table with 3 to 4 percent interest to the 1941 C.S.O. table with 2.5 percent interest. Approximately 23 percent of the reserves are calculated on a net level reserve basis and 77 percent on a modified reserve basis. The effect of the use of a modified reserve basis is to partially offset the effect of immediately expensing acquisition costs by providing a policy reserve increase in the first policy year which is less than the reserve increase in renewal years. Fixed deferred annuity reserves are calculated using continuous Commissioners' Annuity Reserve Valuation Method (CARVM) with interest assumptions ranging from 2.5 percent to 7.0 percent.

    Provision for Participating Policy Dividends

    The provision for participating policy dividends is based on the board of directors' determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year, rather than being provided for ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued. Participating business comprised 100 percent of ordinary life insurance in force and premiums received during 1996.

    Asset Valuation Reserve (AVR) and Interest Maintenance Reserve (IMR)

    An AVR is maintained as prescribed by the NAIC for the purpose of stabilizing the surplus of the Company against fluctuations in the market value of assets.

    An IMR is maintained as prescribed by the NAIC for the purpose of stabilizing the surplus of the Company against gains and losses on sales of fixed income investments that are primarily attributable to changing interest rates. The interest-related gains and losses are deferred and amortized into income over the remaining lives of the securities.

    Electronic Data Processing Equipment

    Electronic data processing equipment is carried at cost less accumulated depreciation of $5,628,340 and $4,751,205 at December 31, 1996 and 1995,
    respectively. The equipment is being depreciated using the straight-line method over a five-year period.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(1) Summary of Significant Accounting Policies, Continued

    Pension Costs

    Pension costs relating to the Company's pension plans are computed on the basis of accepted actuarial methods. The annual contributions are computed according to the aggregate funding method, which produces an annual normal cost at each valuation date. Such annual normal cost provides for spreading the excess of the present value of future benefits over the value of the assets of the plan as a level percentage of payroll over the remaining period of service of active employees on the valuation date based upon the actuarial assumptions adopted. Gains and losses which arise on each valuation date as the result of differences between the actual experience and that expected by the actuarial assumptions are spread over the remaining period of service of active employees. The Company's policy is to fund pension costs accrued.

    Risks and Uncertainties

    In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheets and revenues and expenses for the period. Actual results could differ significantly from those estimates. The following elements of the financial statements are most affected by the use of estimates and assumptions:

          Investment valuations
          Insurance reserves

    The Company is subject to the risk that interest rates will change and cause a decrease in the value of its investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. Interest rate exposure for the investment portfolio is managed through asset/liability management techniques which attempt to match the duration of the assets with the estimated duration of the liabilities. The Company has derivative financial instruments at December 31, 1996, which are discussed in note 2.

    The Company is subject to the risk that issuers of securities owned by the Company will default or other parties, including reinsurers which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining strong reinsurance and credit and collection policies, and by providing allowances or reserves for any amounts deemed uncollectible.

    The Company is subject to the risk that the legal or regulatory environment in which the Company operates will change and create additional costs and expenses not anticipated by the Company in pricing its products. In other words, regulatory initiatives designed to reduce insurer profits or new legal theories may create costs for the insurer beyond those recorded in the financial statements. The Company mitigates this risk by operating in a geographically diverse area, thus reducing its exposure to any single jurisdiction; closely monitoring the regulatory environment to anticipate changes; and by using underwriting practices which identify and minimize the potential adverse impact of this risk.

    Disclosures About Fair Value of Financial Instruments

    SFAS No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about existing on and off balance sheet financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. Certain financial instruments and all nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. In addition, the tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(1) Summary of Significant Accounting Policies, Continued

    Disclosures About Fair Value of Financial Instruments, Continued

    The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

       Cash, short-term investments, accrued investment income, and policy loans: The carrying amounts reported for these instruments approximate their fair values because of the short-term nature of these instruments.

       Bonds and stocks: Fair values for bonds are based on quoted market prices where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for unaffiliated preferred and common stocks are based on quoted market prices.

       Derivative financial instruments: The carrying value and fair value for these instruments is discussed in note 2.

       Mortgage loans: The fair values for mortgage loans are estimated using discounted cash flow analyses, at interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

       Separate account assets and liabilities: The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand.

       Investment contracts:  The fair values of the Company's liabilities under
       investment  type  insurance   contracts  are  estimated  using  the  cash
       surrender value of the contracts.

       The carrying and estimated fair values as of December 31 are as follows (000s omitted):

                                                                   1996                                 1995
                                                        Carrying          Estimated          Carrying           Estimated
                                                          value          fair value            value           fair value
       Investments:
           Bonds                                       $1,652,375         1,693,757           1,636,574        1,728,572
           Preferred stocks                                   132               195                 357              366
           Common stocks of nonaffiliates                  32,606            32,606              25,678           25,678
           Mortgage loans on real estate                  405,017           423,368             428,594          462,167
           Policy loans                                   101,544           101,544             100,880          100,880
           Short-term investments                          37,595            37,595              18,256           18,256
       Cash(4,305)                                         (4,305)           (2,956)             (2,956)
       Assets held in separate accounts                   645,710           645,710             296,874          296,874
       Liabilities related to separate accounts           625,414           625,414             287,915          287,915
       Liabilities related to investment type
         insurance contracts                            1,384,744         1,439,661           1,350,109        1,417,951
                                                         ========          ========            ========         ========

    Derivative Financial Instruments

    The Company has only limited involvement with derivative financial instruments and does not use them for trading purposes. The Company enters into derivatives, primarily interest rate swaps and caps, to reduce interest rate exposure for long-term assets and to exchange fixed rates for floating interest rates. See note 2 for additional information related to these agreements.

    Net interest receivable or payable on those contracts that hedge risks associated with interest rate fluctuations are recognized in the period incurred as an adjustment to investment income. Realized capital gains and losses on equity swaps are recognized in the period incurred as an adjustment to net realized capital gains and losses. Unrealized capital gains and losses on equity swaps are charged or credited to surplus.

    Interest rate cap agreements entitle the Company to receive from the counter-parties the amounts, if any, by which the selected market interest rates exceed the strike rates stated in the agreements. The amount paid to purchase the interest rate caps is included in other invested assets and amortized over the term of the agreements as an adjustment to investment income.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(1) Summary of Significant Accounting Policies, Continued

    Separate Accounts

    Separate account assets are funds of separate account contractholders and the Company, segregated into accounts with specific investment objectives. The assets are generally carried at fair value. An offsetting liability is maintained to the extent of contractholders' interests in the assets.

    Appreciation or depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in policyholders' surplus. Contractholders' interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in operations.

    Reclassifications

    Certain amounts previously reported in prior years' financial statements have been reclassified to conform to the current year presentation.

(2) Investments

    Bonds

    The carrying value and estimated fair value of investments in bonds as of December 31, 1996 and 1995, are as follows (000s omitted):

                                                                     Gross                 Gross
                                             Carrying             unrealized            unrealized             Estimated
    Description                                value                 gains                losses              fair value
    1996:
    United States treasury
       and government securities         $     62,930                 1,331                   293                63,968
    States and political
       subdivisions securities                     56                   -                      -                     56
    Foreign government securities              17,902                   924                    -                 18,826
    Corporate securities                    1,130,062                40,087                 6,934             1,163,215
    Mortgage-backed securities                356,859                 5,961                 2,081               360,739
    Other debt securities                      84,566                 2,473                    86                86,953
                                            ---------                ------                 -----              --------
                                           $1,652,375                50,776                 9,394             1,693,757
                                            =========                ======                 =====              ========

    1995:
    United States treasury
       and government securities         $     79,778                 2,599                   106                82,271
    States and political
       subdivisions securities                     64                   -                      -                     64
    Foreign government securities              20,614                 1,675                    -                 22,289
    Corporate securities                    1,143,456                77,281                 4,541             1,216,196
    Mortgage-backed securities                332,394                11,937                   210               344,121
    Other debt securities                      60,268                 3,404                    41                63,631
                                            ---------                ------                 -----              --------
                                           $1,636,574                96,896                 4,898             1,728,572
                                            =========                ======                 =====              ========

    A  provision  of $63,846  and  $7,234,079  at  December  31,  1996 and 1995,
    respectively, has been provided for bonds that have been determined by the NAIC to have an impairment in value. No further provision, except for the asset valuation reserve, is made for possible losses resulting when statement value exceeds estimated fair value, as the Company has the ability and intent to hold these investments until maturity and does not expect to realize any significant losses.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(2) Investments, Continued

    Bonds, Continued

    The carrying value and estimated fair value of investments in bonds as of December 31, 1996, are shown below by contractual maturity (000s omitted). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                 Carrying         Estimated
                                                   value         fair value
       Due in 1 year or less                   $   110,261           111,041
       Due after 1 year through 5 years            357,962           369,106
       Due after 5 years through 10 years          615,744           633,119
       Due after 10 years                          157,416           164,612
                                                 ---------          --------
                                                 1,241,383         1,277,878
       Mortgage-backed securities                  356,859           360,739
       Other structured securities                  54,133            55,140
                                                 ---------          --------
                                                $1,652,375         1,693,757
                                                 =========          ========

    The  average  duration  until  maturity  for  the  above  bonds,   excluding
    mortgage-backed securities, is 3.5 years.

    Proceeds from sales, calls, redemptions, and maturities of investments in bonds were $226,918,773, $217,833,188, and $338,250,247 during 1996, 1995, and 1994 respectively. Gross gains of $1,509,336, $3,455,815, and $2,698,682 and gross losses of $4,702,885, $2,559,251, and $11,985,605 were realized on those sales in 1996, 1995, and 1994, respectively. Net realized capital gains (losses), less applicable income taxes, of $974,141, $1,412,534, and ($4,448,743) were transferred to the IMR in 1996, 1995, and 1994, respectively.

    Equity Securities

    The gross unrealized gains and losses on nonaffiliated equity securities as of December 31, 1996 and 1995, are as follows (000s omitted):
                                   Gross             Gross          Estimated
                                unrealized        unrealized          fair
                  Cost             gains            losses            value
      1996       $29,196           5,666             2,061           32,801
      1995       $23,502           3,692             1,150           26,044

    Mortgage Loans on Real Estate

    The Company's mortgage portfolio consists mainly of commercial mortgage loans made to customers throughout the United States. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one state are not greater than 20 percent (15 percent in California) of the aggregate mortgage loan portfolio balance and loans of no more than 2 percent of the aggregate mortgage loan portfolio balance are made to any one borrower. All outstanding commercial mortgage loans are secured by completed, income-producing properties. At December 31, 1996, the commercial mortgage portfolio had an average remaining life of approximately
    5.1 years. In addition to the asset valuation reserve provision, a loss contingency reserve of $3,900,000 and $845,000 at December 31, 1996 and 1995, respectively, has been provided for mortgage loans on real estate.

    Assets Designated

    The carrying values of assets designated for regulatory authorities as of December 31 are as follows (000s omitted):

                                                      1996            1995
                                                      ----            ----
      Bonds and short-term investments             $1,641,398       1,636,599
      Mortgage loans on real estate                   405,017         428,594
      Policy loans                                    101,544         100,880
                                                    ---------       ---------
                                                   $2,147,959       2,166,073
                                                    =========       =========

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(2) Investments, Continued

    Net Investment Income

    Components of net investment income as of December 31 are as follows (000s omitted):

                                                              1996                    1995                    1994
                                                              ----                    ----                    ----
              Bonds                                          $124,778                 127,056                 121,725
              Preferred stocks                                     23                      73                     105
              Common stocks                                     1,721                   2,393                   5,844
              Short-term investments                            2,222                   1,447                   1,214
              Derivative financial instruments                   (360)                    742                   -
              Mortgage loans on real estate                    37,968                  37,835                  36,992
              Real estate                                      11,456                  10,422                  10,070
              Policy loans                                      6,513                   6,392                   6,276
              Other invested assets                             4,390                     192                    (541)
              Other                                                79                      85                  (1,038)
                                                              -------                 -------                 -------
                  Gross investment income                     188,790                 186,637                 180,647
              Less investment expenses                         14,217                  13,282                  13,102
                                                              -------                 -------                 -------
                  Net investment income                      $174,573                 173,355                 167,545
                                                             ========                 =======                 =======


    Realized Gains and Losses

    Net realized investment gains and losses (before taxes and transfer to interest maintenance reserve) as of December 31 are summarized as follows (000s omitted):

                                                              1996                    1995                    1994
                                                              ----                    ----                    ----
              Debt securities                              $ (3,194)                     896                  (9,287)
              Equity securities                               6,466                    3,322                   1,420
              Mortgage loans on real estate                    (433)                      76                    (530)
              Real estate                                       428                      180                    (223)
              Short-term investments and other                  -                        -                       248
              Derivative financial instruments               (3,068)                  (3,174)                  -
                                                             ------                   ------                  ------
                  Net realized investment gains (losses)  $     199                    1,300                  (8,372)
                                                             ======                   ======                  ======

    Derivative Financial Instruments

    As of December 31, 1996, the Company had an interest rate swap agreement with a major financial institution, having a notional amount of $100 million. Under the agreement, the Company receives interest payments at a floating rate based on an interest rate index, which was 6.15 percent as of December 31, 1996, and pays interest on the same notional amount at a fixed rate, which was 6.96 percent as of December 31, 1996. Amounts exchanged as a part of the interest rate differential are accounted for as adjustments to investment income. This interest rate swap agreement is scheduled to terminate in the year 2000. As of December 31, 1996, the carrying value of the interest rate swap agreement was -0- and the fair value was ($2,170,000). This negative fair value represents the estimated amount the Company would have to pay at December 31, 1996, to cancel the contract or transfer it to another party.

    The Company participated in a total return swap with CUMIS Insurance Society, a wholly owned subsidiary of CUNA Mutual Investment Corporation, for the period from January 1, 1995, through December 31, 1996. Under this arrangement, the Company agreed to swap the total return (investment income and realized and unrealized gains/losses) on a $19.4 million portfolio of the Company's common stock in exchange for the return on a portfolio of the same size of CUMIS Insurance Society's bonds. This swap was entered into in order to minimize the Company's exposure to market risk in its common stock portfolio. In 1996, the financial statement impact of the swap was to reduce the Company's total return on investments by $3,299,864 ($1,641,136 in 1995). The Company recorded the following income (loss) in 1996 from this transaction: investment income of $798,963 ($1,171,120 in 1995); realized losses of ($3,067,966) [($3,173,747) in 1995]; and unrealized losses of ($1,030,861) (unrealized gains of $361,491 in 1995).

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(2) Investments, Continued

    Derivative Financial Instruments, Continued

    As of December 31, 1996, the Company had three interest rate cap agreements with two major financial institutions, having a total notional amount of $500,000,000. The Company paid $2,280,000 for these agreements, which terminate in 1999. As of December 31, 1996, the carrying value of the caps was $2,017,870. As of December 31, 1996, the fair value of the interest rate cap agreements was $1,481,000. The fair value represents the estimated amount the Company would receive at December 31, 1996, if it transferred the agreements to another party.

    The Company is exposed to credit losses in the event of nonperformance by the counterparties to its interest rate swap agreements. The Company anticipates, however, that counterparties will be able to fully satisfy their obligations under the contracts. The Company does not obtain collateral to support financial instruments, but monitors the credit standing of the counterparties.

(3) Real Estate

    A summary of real estate held as of December 31 is as follows (000s omitted):

                                              1996              1995
                                              ----              ----
    Cost:
      Investment real estate                 $91,618            80,999
      Home office                             15,236            15,205
                                            --------          --------
                                             106,854            96,204
    Less accumulated depreciation             33,997            29,830
                                            --------          --------
                                             $72,857            66,374
                                            ========          ========

    Investment real estate and the home office buildings are being depreciated using the straight-line basis over the useful lives of these assets. In addition to the asset valuation reserve provision, a loss contingency reserve of $4,350,000 and $450,735 at December 31, 1996 and 1995,
    respectively, has been provided for investment real estate.

(4) Affiliation and Transactions with Affiliates and Related Parties

    The Company has entered into an agreement of permanent affiliation with CUNA Mutual Insurance Society (CMIS). The agreement is not a merger or consolidation, in that both companies remain separate corporate entities, and both continue to be separately owned and ultimately controlled by their respective policyholder groups, who retain their voting rights without change. The agreement terms include a provision for a majority of the Company's board of directors to be nominated for election by CMIS, a provision for extensive financial reinsurance of each company's individual life and health business, joint development of business plans and distribution systems for the sale of individual insurance and financial service products within the credit union market, and a provision for the sharing of certain resources and facilities. Expenses relating to shared resources and facilities are allocated between the companies and their subsidiaries under a cost-sharing agreement. Expenses are allocated based on specific identification or, if undeterminable, generally on the basis of usage or benefit derived. These transactions give rise to intercompany account balances which are settled at least annually. Subsequent to each year-end, the expense allocation process is subject to review by each company. Based on these reviews, allocated expenses to each company may be adjusted, if determined necessary. These expenses were adjusted by ($478,504) (net of taxes of $297,656), and by $214,524 (net of taxes of
    $115,513) during 1996 and 1995, respectively.

    Common stock investments on December 31, 1996, include the Company's wholly owned subsidiary, Red Fox Motor Hotel Corporation and 50 percent ownership of CIMCO Inc. (formerly known as Century Investment Management Company). As discussed in note 1, CLIC was sold during 1996, and Century Financial Services Corp. was dissolved. The carrying value of the subsidiary investments on the Company's books amounted to $650,050 and $18,007,296 at December 31, 1996 and 1995, respectively. Included in net investment income (see note 2) was dividend income of $1,328,364 from CLIC for the year ended December 31, 1996 ($2,000,000 for 1995 and $5,500,000 for 1994).

    Expenses are allocated by the Company to its subsidiaries. These expenses, such as salaries, rents, depreciation, and other operating expenses, represent the subsidiaries' share of expenses and are allocated based on specific identification or, if undeterminable, generally on the basis of usage or benefit derived. These transactions give rise to intercompany account balances which are settled monthly.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(4) Affiliation and Transactions with Affiliates and Related Parties, Continued

    In 1995, the Company funded the purchase of 50 percent of CUNA Mortgage Corporation by CUNA Mutual Investment Corporation (CMIC) by providing cash of $13.2 million to CMIC. In return, the Company received a note with a stated maturity date of January 15, 2011. The effective yield on the date of the agreement was 10.62 percent. The yield will vary over the life of the note, as both the yield and the payment stream will be determined based on the paydown activity of an underlying notional pool of Federal National Mortgage Association mortgages. The structure of this arrangement will provide a hedge against the Company's bond holdings, as the return will vary inversely with the return on the bond portfolio. The carrying value of the note is $9.8 million at December 31,  1996,  ($12.9  million at December 31,
    1995) and is included in other invested assets on the statutory statements of admitted assets, liabilities, and surplus.

    The Company has entered into an agreement with CIMCO Inc., for investment advisory services. CIMCO Inc. provides an investment program which complies with policies, directives, and guidelines established by the Company. For these services, the Company paid fees to CIMCO Inc. totaling $2,582,800, $2,598,000, and $2,352,000 for 1996, 1995, and 1994, respectively.

(5) Separate Accounts

    The Company has three separate account components. The first component is used for the investment of premiums on flexible premium variable universal life insurance policies and has nine subaccounts, which invest exclusively in shares of a single corresponding fund. The funds consist of the following: Capital Appreciation Stock, Growth and Income Stock, Balanced (combination of common stock and bond), Bond, Money Market, Treasury 2000, International Stock, World Governments, and Emerging Growth. The second component is used for the investment of group annuity premium deposits and has eight subaccounts, which invest in all but the Treasury 2000 fund. The third component is used for the investment of premiums received on variable annuity contracts and has eight subaccounts, which invest in all but the Treasury 2000 fund.

    Investments of the money market fund and money market instruments in the other funds are stated on an amortized cost basis, which approximates fair value. Investments other than money market instruments are stated at fair value.

(6) Annuity Reserves and Deposit Liabilities

    The withdrawal characteristics of the Company's annuity contracts and deposit funds as of December 31 are as follows (000s omitted):

                                                         1996           1995
                                                         ----           ----
 Subject to discretionary withdrawal:
    With market value adjustments                      $411,145        305,288
    At book value, less surrender charge                634,606        807,349
    At market value                                     379,682        118,247
    At book value, no charge or adjustment              694,893        629,107
                                                      ---------      ---------
                                                      2,120,326      1,859,991
    Not subject to discretionary withdrawal              33,170         26,177
                                                      ---------      ---------
                                                      2,153,496      1,886,168
    Reinsurance ceded                                   475,913        477,831
                                                      ---------      ---------
                                                     $1,677,583      1,408,337
                                                      =========      =========
(7) Reinsurance

    As a result of the permanent affiliation (see note 4), the Company and affiliated parent, CMIS, and affiliated subsidiary, MEMBERS Life Insurance Company (ML), began sharing through reinsurance a majority of the individual life, annuity, and health insurance business issued by each company after July 1, 1990. The Company ceded 35 percent of the career agency business written July 1, 1990, until December 31, 1993, to ML. With career agency business issued January 1, 1994, the Company began ceding 50 percent to ML. The majority of business written through PLAN AMERICA, one of the Company's face-to-face distribution systems, has been ceded at 50 percent to ML.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(7) Reinsurance, Continued

    Prior to January 1, 1996, the Company assumed 50 percent of CMIS's portion of the direct business originated by a CMIS joint venture. The joint venture agreement was terminated for business marketed after December 31, 1995. Effective January 1, 1996, the Company assumes 50 percent of the direct business marketed solely by CMIS. The Company follows the policy of reinsuring that portion of risk in excess of $500,000 on the life of any individual with unaffiliated companies. Reinsurance under this policy is effective prior to sharing under the affiliation agreement.

    The following amounts represent the deductions for reinsurance ceded to affiliated and unaffiliated companies. The Company is liable for these amounts in the event such companies are unable to pay their portion of the claims (000s omitted):

                                                              1996                    1995                    1994
                                                              ----                    ----                    ----
           Premiums and other considerations              $     43,382                  75,362                 105,283
                                                             =========               =========               =========
           Policy reserves and claim liabilities           $   534,173                 529,827                 459,902
                                                             =========               =========               =========
           Insurance in force                               $1,593,020               1,375,434               1,302,561
                                                             =========               =========               =========


    Included in the balances above are the following amounts relating to activity with ML (000s omitted):

                                                              1996                    1995                    1994
                                                              ----                    ----                    ----
           Premiums and other considerations              $     40,853                  73,249                 103,588
                                                             =========               =========               =========
           Policy reserves and claim liabilities           $   530,958                 527,150                 457,619
                                                             =========               =========               =========
           Insurance in force                               $1,081,201               1,066,331                 986,998
                                                             =========               =========               =========


    Assumed reinsurance activity from CMIS and ML are as follows (000s omitted):

                                                              1996                    1995                    1994
                                                              ----                    ----                    ----
           Premiums and other considerations              $     30,943                  25,264                  20,393
                                                             =========               =========               =========
           Policy reserves and claim liabilities          $     24,074                  17,460                  12,527
                                                             =========               =========               =========
           Insurance in force                               $1,950,127               1,411,590               1,002,639
                                                             =========               =========               =========

    The above intercompany transactions give rise to intercompany account balances which are settled monthly.

(8) Federal Income Taxes

    The Company files a consolidated life/nonlife federal income tax return with its subsidiaries. The Company's policy is to collect from or refund to its subsidiaries the amount of taxes applicable to its operations had it filed a separate return. Net federal income taxes payable or recoverable reflect balances payable to or due from subsidiaries and the Internal Revenue Service (IRS) as follows (000s omitted):

                                             1996             1995
                                             ----             ----
    Due from subsidiaries                $   -                 1,461
    Due from (to) IRS                        2,865            (5,406)
                                            ------            ------
                                            $2,865            (3,945)
                                            ======            ======

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(8) Federal Income Taxes, Continued

    The actual federal income tax expense differs from "expected" tax expense computed by applying the statutory federal income tax rate of 35 percent to the earnings before federal income taxes and net realized capital gains (losses) for the following reasons (000s omitted):

                                                          1996                      1995                      1994
                                                  Amount       Percent       Amount       Percent      Amount       Percent
    Computed "expected" tax expense               $8,396        35.0%         9,884        35.0%       10,398        35.0%
    Nontaxable investment income                  (4,159)      (17.3)        (3,650)      (12.9)       (3,860)      (12.6)
    Mutual life insurance company
       differential earnings adjustment            2,599        10.8          3,259        11.5           666         2.2
    Nondeductible deferred acquisition costs         614         2.6            860         3.1         1,485         4.9
    Change in book and tax reserves                1,400         5.8            802         2.8         1,055         3.4
    Miscellaneous book/tax capital gain
       adjustment                                   -            -            2,138         7.6           989         3.4
    Prior year over/under accrual                 (1,500)       (6.3)          -             -           -             -
    Other, net                                       363         1.6             28         0.1        (2,073)       (7.0)
                                                  ------         ----        ------        ----         -----        ----
                                                  $7,713        32.2%        13,321        47.2%        8,660        29.3%
                                                  ======         ====        ======        ====         =====        ====

    The Company's consolidated federal income tax returns have been examined by the IRS through 1994. The Company has incurred no additional tax liability in the three years ended December 31, 1996, in relation to these examinations.

    The Company has claimed the benefit of the negative differential earnings rate (DER) through 1993. The permissibility of the negative DER is currently the subject of litigation between the IRS and the mutual segment of the life insurance industry. The Company has established a reserve for its potential exposure with respect to this issue.

    Income taxes on net realized capital gains (losses) amounted to ($946,308), $455,130, and ($2,930,359) for 1996, 1995, and 1994, respectively. Of these amounts $524,540, $760,595, and ($2,395,477) were transferred to the IMR in 1996, 1995, and 1994, respectively. Net income taxes paid were $16,000,000, $11,700,000, and $12,300,000 in 1996, 1995, and 1994, respectively.

(9) Retirement Plans

     The Company has two noncontributory defined benefit retirement plans which cover substantially all employees and agents who meet eligibility requirements. The defined benefit plan contracts provide that the Company will function as the insurer. The total pension expense for 1996, 1995, and 1994 was $673,542, $1,992,599, and $2,717,207, respectively.

     The actuarial present value of accumulated plan benefits and plan net assets available for benefits for the Company's retirement plans as of January 1, 1996 and 1995 are as follows (000s omitted):
                                                             1996        1995
                                                             ----        ----
     Actuarial present value of accumulated plan benefits
        Vested                                             $30,586       28,628
        Nonvested                                            1,035        1,271
                                                           -------      -------
                                                           $31,621       29,899
                                                           =======      =======
     Net assets available for benefits                     $43,659       40,081
                                                           =======      =======

     The discount rate used in determining the actuarial present value of accumulated plan benefits on the two plans was 7 percent for 1996 and 1995.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

  (9) Retirement Plans, Continued

     The Company provides certain medical and life insurance benefits for retirees and their beneficiaries and covered dependents. The Company's medical benefit plan provides subsidized coverage after retirement for eligible full-time employees and agents, their spouses, and dependents, up to age 65. Starting at age 65, retirees pay the full cost of their coverage. Additionally, the Company provides group term life insurance for its retirees, the face amount of which is based on the individual's salary at retirement. The cost of postretirement benefits other than pensions is recognized by the Company during the employee's active working careers. The Company adopted this policy as of January 1, 1992, and is amortizing the related initial impact over twenty years. Postretirement benefit costs amounted to $989,243 in 1996 ($825,705 in 1995 and $769,590 in 1994) and
     include the expected cost of such benefits for newly eligible or vested employees, interest cost, amortization of gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The unfunded postretirement benefit obligation was $6,326,374 and $4,560,541 at December 31, 1996 and 1995, respectively. The accrued postretirement benefit liability at December 31, 1996 and 1995, was $2,407,239 and $1,754,484, respectively.
     The discount rate used in determining the postretirement benefit obligation at December 31, 1996 and 1995, was 8 percent, and the initial health care cost trend rate was 10 percent, trending down to an ultimate rate of 5.5 percent. The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 1996, by $566,110 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit cost for 1996 by $89,916.

     The Company has two defined contribution plans (401[k] and thrift) which cover all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company contributes an amount equal to 50 percent of the employees' contributions, up to a maximum of 3 percent of the employees' salaries. The Company contributions were approximately $1,141,000, $960,000, and $998,000 for the years ended December 31, 1996, 1995, and 1994, respectively.

(10) Commitments and Contingencies

     The Company participates in a securities lending program. All securities loaned are fully collateralized with cash, U.S. government securities, or irrevocable bank letters of credit. At December 31, 1996, the par value of securities loaned by the Company totaled $11 million.

     The Company had no assigned surplus in 1996 and $1.8 million in 1995 for contingency reserves. Contingency reserves were designated by the Company as special surplus funds.

     The Company had outstanding loan commitments of approximately $4.2 million at December 31, 1996.

     The Company is a defendant in various legal actions arising out of the conduct of its business. In the opinion of management and in-house legal counsel, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial position or results of operations of the Company.

     The Company has been sued by a party to an agreement with the Company which terminated as of December 31, 1995. The lawsuit alleges various complaints and seeks various remedies and damages. The suit, which was filed in March of 1996, was settled in November 1996, having an immaterial impact on the Company's financial position.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                      Schedule I - Summary of Investments -
                    Other than Investments in Related Parties
                                December 31, 1996

                                                                                                        Amount at which
                                                                                                          shown in the
                                                                                                       Statutory Statement
                                                                                                       of Admitted Assets,
                                                              Cost                    Value         Liabilities, and Surplus
Fixed maturities:
   Bonds:
     United States government and government
       agencies and authorities                        $     62,929,973             63,968,476               62,929,973
     States, municipalities and political subdivisions           55,570                 55,707                   55,570
     Foreign governments                                     17,902,160             18,826,195               17,902,160
     Public utilities                                     1,130,062,282          1,163,215,318            1,130,062,282
     All other corporate bonds                               84,566,681             86,951,962               84,566,681
     Mortgage-backed securities                             356,858,744            360,739,372              356,858,744
                                                           ------------           ------------             ------------
       Total fixed maturities                             1,652,375,410          1,693,757,030            1,652,375,410
                                                           ============           ============             ============

Equity securities:
   Common stocks:
     Public utilities                                         2,917,037              3,000,301                3,000,301
     Banks, trust, and insurance companies                    1,843,560              2,408,116                2,408,116
     Industrial, miscellaneous, and all other                24,302,879             27,197,961               27,197,961
   Nonredeemable preferred stocks                               132,269                195,000                  132,269
                                                           ------------           ------------             ------------
       Total equity securities                               29,195,745             32,801,378               32,738,647
                                                           ------------           ============             ------------

Mortgage loans on real estate                               405,016,700                                     405,016,700
Real estate                                                  14,259,551                                      14,259,551
Real estate acquired in satisfaction of debt                 58,597,816                                      58,597,816
Policy loans                                                101,543,942                                     101,543,942
Other long-term investments                                  22,254,357                                      22,254,357
Short-term investments                                       37,594,889                                      37,594,889
                                                           ------------                                    ------------
       Total investments                                 $2,320,838,410                                   2,324,381,312
                                                           ============                                    ============

                       CUNA MUTUAL LIFE INSURANCE COMPANY
               Schedule III - Supplementary Insurance Information
                  Years Ended December 31, 1996, 1995, and 1994

                                                           Future
                                                           policy                              Other
                                                          benefits,                           policy
                                        Deferred           losses,                            claims
                                         policy            claims                               and
                                       acquisition        and loss          Unearned         benefits           Premium
Segment                                   costs           expenses          premiums          payable           revenue

Year ended December 31, 1996:
   Life insurance                      $    -            1,911,927,116          -             5,816,767       456,216,468
                                        =========         ============      ========          =========       ===========

Year ended December 31, 1995:
   Life insurance                      $    -            1,923,141,658          -             6,165,455       344,197,150
                                        =========         ============      ========          =========       ===========

Year ended December 31, 1994:
   Life insurance                      $    -            1,861,749,841          -             5,193,850       324,398,752
                                        =========         ============      ========          =========       ===========






                                                          Benefits        Amortization
                                                           claims          of deferred
                                           Net           losses and          policy            Other
                                       investment        settlement        acquisition       operating          Premium
                                         income           expenses            costs          expenses           written

Year ended December 31, 1996:
   Life insurance                      $174,573,265       268,333,774           -            61,758,217            -
                                        ===========       ===========       ========         ==========        ========

Year ended December 31, 1995:
   Life insurance                      $173,355,504       296,934,768           -            94,552,148            -
                                        ===========       ===========       ========         ==========        ========

Year ended December 31, 1994:
   Life insurance                      $167,544,704       329,365,217           -            96,322,195            -
                                        ===========       ===========       ========         ==========        ========

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                            Schedule IV - Reinsurance
                  Years Ended December 31, 1996, 1995, and 1994

                                                                             Assumed                          Percentage
                                                       Ceded to other      from other                          of amount
                                      Gross amount        companies         companies       Net amount      assumed to net

Year ended December 31, 1996:
   Life insurance in force            $11,034,287,601     1,593,020,119    1,950,126,518    11,391,394,000       17.1%
                                       ==============      ============     ============     =============      ======

   Premiums
     Life insurance                   $   369,320,913        42,927,795       20,190,933       346,584,051
     Accident and health insurance          1,709,891           454,396       10,751,785        12,007,280
                                       --------------      ------------     ------------     -------------

       Total premiums                 $   371,030,804        43,382,191       30,942,718       358,591,331        8.6%
                                       ==============      ============     ============     =============      ======

Year ended December 31, 1995:
   Life insurance in force            $10,930,404,549     1,375,434,224    1,411,589,675    10,966,560,000       12.9%
                                       ==============      ============     ============     =============      ======

   Premiums
     Life insurance                   $   321,231,937        74,971,145       16,065,694       262,326,486
     Accident and health insurance          1,696,238           391,181        9,198,546        10,503,603
                                       --------------      ------------     ------------     -------------

       Total premiums                 $   322,928,175        75,362,326       25,264,240       272,830,089        9.3%
                                       ==============      ============     ============     =============      ======

Year ended December 31, 1994:
   Life insurance in force            $10,720,495,714     1,302,560,973    1,002,639,259    10,420,574,000        9.6%
                                       ==============      ============     ============     =============      ======

   Premiums
     Life insurance                   $   336,480,036       105,061,586       12,741,704       244,160,154
     Accident and health insurance          1,538,764           221,904        7,651,114         8,967,974
                                       --------------      ------------     ------------     -------------

       Total premiums                 $   338,018,800       105,283,490       20,392,818       253,128,128        8.1%
                                       ==============      ============     ============     =============      ======

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
CUNA Mutual Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and surplus of CUNA Mutual Life Insurance Company (formerly Century Life of America) as of December 31, 1996 and 1995, and the related statutory statements of operations, changes in unassigned surplus, and cash flows for each of the years in the three year period ended December 31, 1996. In connection with our audits of the financial statements, we also have audited the financial statement schedules I, III, and IV. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from generally accepted accounting principles. The effects of the variances between the statutory basis of accounting and generally accepted accounting principles on the 1995 and 1994 financial statements are also described in note 1. The effects of such variances on the 1996 financial statements, although not reasonably determinable as of this date, are presumed to be material.

In our report dated March 26, 1996, we expressed an opinion that the 1995 and 1994 financial statements, prepared using accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, presented fairly, in all material respects, the financial position of CUNA Mutual Life Insurance Company as of December 31, 1995 and 1994, and the results of its operations, and its cash flows for the three year period ended December 31, 1995, in conformity with generally accepted accounting principles. As described in note 1 to the financial statements, pursuant to pronouncements of the Financial Accounting Standards Board, financial statements of mutual life insurance companies for periods before the effective date of such pronouncements prepared using accounting practices prescribed or permitted by insurance regulators (statutory financial statements) are not considered presentations in conformity with generally accepted accounting principles when presented for comparative purposes with the Company's financial statements for periods beginning after December 15, 1995. Accordingly, our present opinion on the presentation of the 1995 and 1994 financial statements in accordance with generally accepted accounting principles, as presented herein, is different from that expressed in our previous report.

In our opinion, because of the effects of the matters discussed in the third paragraph of this report, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of CUNA Mutual Life Insurance Company as of December 31, 1996 and 1995, or the results of its operations or its cash flows for each of the years in the three year period ended December 31, 1996.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of CUNA Mutual Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the years in the three year period ended December 31, 1996, on the basis of accounting described in note 1. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in note 1 to the financial statements, the Company changed its method of accounting for mortgage loan foreclosure losses in 1995.


                                                  KPMG PEAT MARWICK LLP
Des Moines, Iowa
March 26, 1997

                                   APPENDIX A
                ILLUSTRATIONS OF POLICY VALUES AND DEATH BENEFITS


The following tables have been prepared to help show how values under the Policy can change with investment performance. The tables are based on hypothetical assumptions concerning the Age of the Insured, the Specified Amount of the Policy, the planned annual premium and other factors. Separate tables based on unisex mortality rates are available from the address shown on the first page of this prospectus. At your request, the Company will provide an illustration based upon your Age, planned premium payments and other factors.


Factors That Vary

The illustrations vary five factors. (The upper right hand corner of each illustration identifies those factors).

         1.       Age at issue - Some show Age 35. Others show Age 50.

         2.       Planned annual premium - The premium  illustrated is $1,200 or
                  $2,500.   (The  premium  is  $650  or  $1,200  in  the  unisex
                  illustrations.)


         3. Cost of Insurance - Some show the mortality rates currently being charged. Others show the guaranteed rate (the maximum rate the contract allows the Company to charge).


         4. Projected Dividends - Illustrations based on current mortality rates include projected dividends. Illustrations based on guaranteed mortality rates do not.

         5.       Choice of death benefit option - Some show option 1 (Specified
                  Amount).   Others  show  option  2   (Specified   Amount  plus
                  Accumulated Value on the date of death).

Factors That Do Not Vary


The illustrations do not vary the following factors, that is, all the illustrations make the following assumptions: The Insured is a non smoker. The Specified Amount of coverage is $100,000. Planned premiums are paid on the first day of the Policy year for 30 years. No loans are taken. No withdrawals are made. All Net Premium is allocated to the Separate Account and invested equally in each Fund. No changes are made to the Specified Amount. No transfer fees are incurred. The Policy has no riders. The charge for state Premium Tax is 2%. No federal income tax is paid.


Effect of Hypothetical Investment Returns


To show how investment return affects Policy values, the tables illustrate three different hypothetical rates of return. The tables show gross annual rates of return of 0%, 6% and 12%, which produce approximate net annual rates of return of -1.64%, 4.36% and 10.36%, respectively. Net returns are lower than gross returns due to charges made by the Separate Account and by the underlying series funds. Charges are expressed as a percentage of average daily net assets.

The table below shows for each Subaccount the total of the mortality and expense fee and the underlying series level fees.

                             Mortality & Expense     Fund Fees*        Total
Capital Appreciation Stock            .90               .81             1.71
Growth and Income Stock               .90               .61             1.51
Balanced                              .90               .71             1.61
Bond                                  .90               .56             1.46
Money Market                          .90               .46             1.36
Treasury 2000                         .90               .45             1.35
International Stock                   .90              1.05             1.95
World Governments                     .90              1.00             1.90
Emerging Growth                       .90              1.00             1.90

Average                               .90               .74             1.64

*These are current charges. Each Fund has the right to change its charge in the future.

These charges are more fully described in the Series funds' Prospectuses and in the Statements of Additional Information available without charge from the address shown on the first page of this prospectus.

How Varying a Factor Affects Hypothetical Investment Returns

Changing any factor in the illustrations would change many numbers throughout the table. For example, illustrated values would be different if the Insured were a different Age, a different risk classification, or if unisex mortality rates were used. Policy values would change if premiums were paid at different times or in different amounts or if investment rates of return fluctuated up and down. Policy values based on current mortality charges would be lower if the Company did not pay the dividends it has projected but not guaranteed. (Dividends are expected to be $39 beginning in Policy year 11, plus .61% of average Accumulated Value during Policy years 11-20 and 1.01% beginning in Policy year 21.) Policy values would be lower if more expenses were paid. Expenses vary by each underlying series fund portfolio and each has the right to change its charge in the future. The illustrations do not show any charges for federal income taxes. If in the future taxes were due, gross annual rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the charge for taxes in order to produce the Policy values shown.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 1

   Male Non Smoker                                                                                                Age at Issue: 35
   Specified Amount: $100,000                                                                               Annual Premium: $1,200
   Planned Premium Payable Annually for: 30 years                                              Based on: Current Mortality Charges
   Policy Loans and Withdrawals: None                                                                Projected Dividends: Included
   Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                     Death Benefit: Option 1*

 ------- ------------- ---------------------------------- ----------------------------------- =====================================
           Premiums
 End     Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
 of        Interest              (-1.64% NET)                        (4.36% NET)                          (10.36% NET)
  Year     Per Year
                       ---------------------------------- ----------------------------------- =====================================
                          Death     Accum     Cash           Death     Accum        Cash      Death       Accum Value     Cash
                         Benefit     Value    Surrender     Benefit     Value     Surrender    Benefit                  Surrender
                                                Value                               Value                                 Value
 ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ----------- ------------ ============
   1        1,260          100,000       871         100      100,000       932          161     100,000          994          223
   2        2,583          100,000     1,721         988      100,000     1,898        1,166     100,000        2,083        1,351
   3        3,972          100,000     2,546       1,852      100,000     2,896        2,202     100,000        3,275        2,581
   4        5,431          100,000     3,347       2,692      100,000     3,926        3,271     100,000        4,580        3,925
   5        6,962          100,000     4,123       3,545      100,000     4,990        4,412     100,000        6,010        5,431
   6        8,570          100,000     4,873       4,372      100,000     6,086        5,585     100,000        7,574        7,073
   7        10,259         100,000     5,595       5,209      100,000     7,216        6,831     100,000        9,287        8,902
   8        12,032         100,000     6,289       6,019      100,000     8,380        8,111     100,000       11,165       10,895
   9        13,893         100,000     6,954       6,800      100,000     9,579        9,425     100,000       13,223       13,069
   10       15,848         100,000     7,590       7,590      100,000    10,813       10,813     100,000       15,481       15,481
   15       27,189         100,000    11,734      11,734      100,000    19,308       19,308     100,000       32,806       32,806
   20       41,663         100,000    15,234      15,234      100,000    29,777       29,777     100,000       61,902       61,902
   25       60,136         100,000    18,190      18,190      100,000    43,473       43,473     151,177      112,818      112,818
   30       83,713         100,000    19,803      19,803      100,000    60,847       60,847     242,899      199,098      199,098
 ======= ============= ============ ========= =========== ============ ========= ============ =========== ============ ============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 2

Male Non Smoker                                                                                                Age at Issue: 35
Specified Amount: $100,000                                                                               Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                           Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                            Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0, 6 and 12%                                                       Death Benefit: Option 1*

  ------- ------------- ---------------------------------- ----------------------------------- =====================================
  End       Premiums
  of      Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
   Year     Interest              (-1.64% NET)                        (4.36% NET)                          (10.36% NET)
            Per Year
                        ---------------------------------- ----------------------------------- =====================================
                           Death     Accum     Cash           Death     Accum        Cash         Death     Accum          Cash
                          Benefit     Value    Surrender     Benefit     Value     Surrender     Benefit      Value     Surrender
                                                 Value                               Value                                Value
  ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ------------ ---------- =============
    1        1,260          100,000       871         100      100,000       932          161      100,000        994           223
    2        2,583          100,000     1,721         988      100,000     1,898        1,166      100,000      2,083         1,351
    3        3,972          100,000     2,546       1,852      100,000     2,896        2,202      100,000      3,275         2,581
    4        5,431          100,000     3,347       2,692      100,000     3,926        3,271      100,000      4,580         3,925
    5        6,962          100,000     4,123       3,545      100,000     4,990        4,412      100,000      6,010         5,431
    6        8,570          100,000     4,873       4,372      100,000     6,086        5,585      100,000      7,574         7,073
    7        10,259         100,000     5,595       5,209      100,000     7,216        6,831      100,000      9,287         8,902
    8        12,032         100,000     6,289       6,019      100,000     8,380        8,111      100,000     11,165        10,895
    9        13,893         100,000     6,954       6,800      100,000     9,579        9,425      100,000     13,223        13,069
    10       15,848         100,000     7,590       7,590      100,000    10,813       10,813      100,000     15,481        15,481
    15       27,189         100,000    10,480      10,480      100,000    17,763       17,763      100,000     30,857        30,857
    20       41,663         100,000    12,274      12,274      100,000    25,607       25,607      100,000     55,757        55,757
    25       60,136         100,000    12,353      12,353      100,000    34,129       34,129      129,494     96,638        96,638
    30       83,713         100,000     9,637       9,637      100,000    43,010       43,010      198,019    162,311       162,311
  ======= ============= ============ ========= =========== ============ ========= ============ ============ ========== =============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 3

 Male Non Smoker                                                                                                 Age at Issue: 35
 Specified Amount: $100,000                                                                                Annual Premium: $1,200
 Planned Premium Payable Annually for: 30 years                                               Based on: Current Mortality Charges
 Policy Loans and Withdrawals: None                                                                 Projected Dividends: Included
 Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                      Death Benefit: Option 2*

   ------- ------------- ---------------------------------- ----------------------------------- ====================================
             Premiums
   End     Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
   of        Interest              (-1.64% NET)                        (4.36% NET)                          (10.36% NET)
    Year     Per Year
                         ---------------------------------- ----------------------------------- ====================================
                            Death     Accum     Cash           Death     Accum        Cash         Death     Accum          Cash
                           Benefit     Value    Surrender     Benefit     Value     Surrender     Benefit      Value     Surrender
                                                  Value                               Value                                Value
   ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ------------ ---------- ============
     1        1,260          100,869       869          98      100,930       930          159      100,992        992           221
     2        2,583          101,715     1,715         983      101,892     1,892        1,160      102,077      2,077         1,344
     3        3,972          102,536     2,536       1,842      102,884     2,884        2,190      103,262      3,262         2,568
     4        5,431          103,330     3,330       2,674      103,905     3,905        3,250      104,556      4,556         3,900
     5        6,962          104,097     4,097       3,519      104,957     4,957        4,379      105,969      5,969         5,390
     6        8,570          104,835     4,835       4,333      106,037     6,037        5,536      107,510      7,510         7,009
     7        10,259         105,542     5,542       5,157      107,146     7,146        6,760      109,192      9,192         8,807
     8        12,032         106,220     6,220       5,950      108,283     8,283        8,013      111,029     11,029        10,759
     9        13,893         106,865     6,865       6,711      109,449     9,449        9,295      113,034     13,034        12,879
     10       15,848         107,477     7,477       7,477      110,642    10,642       10,642      115,222     15,222        15,222
     15       27,189         111,508    11,508      11,508      118,886    18,886       18,886      132,013     32,013        32,013
     20       41,663         114,779    14,779      14,779      128,752    28,752       28,752      159,533     59,533        59,533
     25       60,136         117,287    17,287      17,287      141,014    41,014       41,014      206,497    106,497       106,497
     30       83,713         118,080    18,080      18,080      155,065    55,065       55,065      284,813    184,813       184,813
   ======= ============= ============ ========= =========== ============ ========= ============ ============ ========== ============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 4

 Male Non Smoker                                                                                                Age at Issue: 35
 Specified Amount: $100,000                                                                               Annual Premium: $1,200
 Planned Premium Payable Annually for: 30 years                                           Based on: Guaranteed Mortality Charges
 Policy Loans and Withdrawals: None                                                            Projected Dividends: Not Included
 Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                     Death Benefit: Option 2*

   ------- ------------- ---------------------------------- ----------------------------------- ====================================
             Premiums
   End     Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
   of        Interest              (-1.64% NET)                        (4.36% NET)                          (10.36 NET)
    Year     Per Year
                         ---------------------------------- ----------------------------------- ====================================
                            Death     Accum     Cash           Death     Accum        Cash         Death     Accum          Cash
                           Benefit     Value    Surrender     Benefit     Value     Surrender     Benefit      Value     Surrender
                                                  Value                               Value                                Value
   ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ------------ ---------- ============
     1        1,260          100,869       869          98      100,930       930          159      100,992        992           221
     2        2,583          101,715     1,715         983      101,892     1,892        1,160      102,077      2,077         1,344
     3        3,972          102,536     2,536       1,842      102,884     2,884        2,190      103,262      3,262         2,568
     4        5,431          103,330     3,330       2,674      103,905     3,905        3,250      104,556      4,556         3,900
     5        6,962          104,097     4,097       3,519      104,957     4,957        4,379      105,969      5,969         5,390
     6        8,570          104,835     4,835       4,333      106,037     6,037        5,536      107,510      7,510         7,009
     7        10,259         105,542     5,542       5,157      107,146     7,146        6,760      109,192      9,192         8,807
     8        12,032         106,220     6,220       5,950      108,283     8,283        8,013      111,029     11,029        10,759
     9        13,893         106,865     6,865       6,711      109,449     9,449        9,295      113,034     13,034        12,879
     10       15,848         107,477     7,477       7,477      110,642    10,642       10,642      115,222     15,222        15,222
     15       27,189         110,184    10,184      10,184      117,216    17,216       17,216      129,839     29,839        29,839
     20       41,663         111,638    11,638      11,638      124,161    24,161       24,161      152,400     52,400        52,400
     25       60,136         111,134    11,134      11,134      130,638    30,638       30,638      186,898     86,898        86,898
     30       83,713         107,578     7,578       7,578      135,105    35,105       35,105      239,297    139,297       139,297
   ======= ============= ============ ========= =========== ============ ========= ============ ============ ========== ============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 5

Male Non Smoker                                                                                                Age at Issue: 50
Specified Amount: $100,000                                                                               Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                              Based on: Current Mortality Charges
Policy Loans and Withdrawals: None                                                                Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                     Death Benefit: Option 1*

  ------- ------------- ---------------------------------- ------------------------------------ ====================================
            Premiums
  End     Accum at 5%              0.00% GROSS                         6.00% GROSS                         12.00% GROSS
  of        Interest              (-1.64% NET)                         (4.36% NET)                         (10.36% NET)
   Year     Per Year
                                                           ------------------------------------ ====================================
                        ------------ --------- -----------
                           Death     Accum     Cash           Death     Accum       Cash        Death       Accum          Cash
                          Benefit     Value    Surrender     Benefit      Value     Surrender    Benefit      Value     Surrender
                                                 Value                                Value                               Value
  ------- ------------- ------------ --------- ----------- ------------ ----------- ----------- ----------- ---------- =============
    1        2,625          100,000     1,796         205      100,000       1,924         333     100,000      2,051           460
    2        5,381          100,000     3,538       2,026      100,000       3,906       2,395     100,000      4,290         2,779
    3        8,275          100,000     5,223       3,791      100,000       5,948       4,516     100,000      6,735         5,303
    4        11,314         100,000     6,851       5,499      100,000       8,051       6,699     100,000      9,409         8,057
    5        14,505         100,000     8,426       7,233      100,000      10,223       9,030     100,000     12,341        11,148
    6        17,855         100,000     9,949       8,915      100,000      12,468      11,434     100,000     15,561        14,527
    7        21,373         100,000    11,399      10,604      100,000      14,770      13,974     100,000     19,083        18,288
    8        25,066         100,000    12,780      12,223      100,000      17,133      16,577     100,000     22,946        22,389
    9        28,945         100,000    14,085      13,767      100,000      19,559      19,241     100,000     27,186        26,868
    10       33,017         100,000    15,315      15,315      100,000      22,051      22,051     100,000     31,850        31,850
    15       56,644         100,000    22,906      22,906      100,000      38,790      38,790     100,000     67,450        67,450
    20       86,798         100,000    28,359      28,359      100,000      59,427      59,427     148,897    128,360       128,360
    25      125,284         100,000    31,201      31,201      100,000      87,916      87,916     250,281    233,908       233,908
    30      174,402         100,000    28,707      28,707      133,383     127,031     127,031     434,258    413,579       413,579
  ======= ============= ============ ========= =========== ============ =========== =========== =========== ========== =============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 6

Male Non Smoker                                                                                                Age at Issue: 50
Specified Amount: $100,000                                                                               Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                           Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                            Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                     Death Benefit: Option 1*

  ------- ------------- ---------------------------------- ----------------------------------- =====================================
            Premiums
  End     Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
  of        Interest              (-1.64% NET)                        (4.36% NET)                          (10.36% NET)
   Year     Per Year
                        ---------------------------------- ----------------------------------- =====================================
                           Death     Accum     Cash           Death     Accum        Cash         Death     Accum          Cash
                          Benefit     Value    Surrender     Benefit     Value     Surrender     Benefit      Value     Surrender
                                                 Value                               Value                                Value
  ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ------------ ---------- =============
    1        2,625          100,000     1,796         205      100,000     1,924          333      100,000      2,051           460
    2        5,381          100,000     3,527       2,016      100,000     3,895        2,384      100,000      4,279         2,768
    3        8,275          100,000     5,189       3,757      100,000     5,912        4,480      100,000      6,698         5,266
    4        11,314         100,000     6,776       5,424      100,000     7,972        6,619      100,000      9,325         7,973
    5        14,505         100,000     8,285       7,092      100,000    10,072        8,879      100,000     12,179        10,986
    6        17,855         100,000     9,712       8,678      100,000    12,211       11,177      100,000     15,283        14,249
    7        21,373         100,000    11,053      10,258      100,000    14,388       13,593      100,000     18,664        17,869
    8        25,066         100,000    12,308      11,751      100,000    16,605       16,048      100,000     22,355        21,799
    9        28,945         100,000    13,469      13,151      100,000    18,858       18,540      100,000     26,392        26,073
    10       33,017         100,000    14,530      14,530      100,000    21,146       21,146      100,000     30,812        30,812
    15       56,644         100,000    18,203      18,203      100,000    33,219       33,219      100,000     60,917        60,917
    20       86,798         100,000    17,476      17,476      100,000    45,709       45,709      129,991    112,062       112,062
    25      125,284         100,000     8,784       8,784      100,000    58,443       58,443      208,657    195,007       195,007
    30      174,402         **          **         **          100,000    71,907       71,907      345,695    329,233       329,233
  ======= ============= ============ ========= =========== ============ ========= ============ ============ ========== =============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

** Policy terminated prior to year 30.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 7

Male Non Smoker                                                                                                Age at Issue: 50
Specified Amount: $100,000                                                                               Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                              Based on: Current Mortality Charges
Policy Loans and Withdrawals: None                                                                Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                     Death Benefit: Option 2*

  ------- ------------- ---------------------------------- ----------------------------------- =====================================
            Premiums
  End     Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
  of        Interest              (-1.64% NET)                        (4.36% NET)                          (10.36% NET)
   Year     Per Year
                        ---------------------------------- ----------------------------------- =====================================
                           Death     Accum     Cash           Death     Accum        Cash         Death     Accum          Cash
                          Benefit     Value    Surrender     Benefit     Value     Surrender     Benefit      Value     Surrender
                                                 Value                               Value                                Value
  ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ------------ ---------- =============
    1        2,625          101,785     1,785         194      101,912     1,912          321      102,039      2,039           448
    2        5,381          103,506     3,506       1,994      103,871     3,871        2,359      104,251      4,251         2,740
    3        8,275          105,159     5,159       3,727      105,874     5,874        4,442      106,650      6,650         5,219
    4        11,314         106,742     6,742       5,390      107,921     7,921        6,569      109,254      9,254         7,902
    5        14,505         108,260     8,260       7,066      110,016    10,016        8,822      112,084     12,084        10,891
    6        17,855         109,711     9,711       8,677      112,160    12,160       11,126      115,164     15,164        14,130
    7        21,373         111,074    11,074      10,278      114,330    14,330       13,534      118,493     18,493        17,697
    8        25,066         112,348    12,348      11,791      116,526    16,526       15,969      122,096     22,096        21,540
    9        28,945         113,526    13,526      13,208      118,741    18,741       18,422      125,994     25,994        25,676
    10       33,017         114,607    14,607      14,607      120,971    20,971       20,971      130,212     30,212        30,212
    15       56,644         121,350    21,350      21,350      135,869    35,869       35,869      161,947     61,947        61,947
    20       86,798         124,961    24,961      24,961      151,639    51,639       51,639      211,646    111,646       111,646
    25      125,284         124,155    24,155      24,155      167,603    67,603       67,603      292,520    192,520       192,520
    30      174,402         115,670    15,670      15,670      179,408    79,408       79,408      420,749    320,749       320,749
  ======= ============= ============ ========= =========== ============ ========= ============ ============ ========== =============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 8

Male Non Smoker                                                                                                Age at Issue: 50
Specified Amount: $100,000                                                                               Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                           Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                            Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                     Death Benefit: Option 2*

  ------- ------------- ---------------------------------- ----------------------------------- =====================================
            Premiums
  End     Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
  of        Interest              (-1.64% NET)                        (4.36% NET)                          (10.36% NET)
   Year     Per Year
                        ---------------------------------- ----------------------------------- =====================================
                           Death     Accum     Cash           Death     Accum        Cash         Death      Accum         Cash
                          Benefit     Value    Surrender     Benefit     Value     Surrender     Benefit       Value     Surrender
                                                 Value                               Value                                 Value
  ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ------------- ---------- ============
    1        2,625          101,785     1,785         194      101,912     1,912          321       102,039      2,039          448
    2        5,381          103,495     3,495       1,984      103,859     3,859        2,348       104,240      4,240        2,728
    3        8,275          105,123     5,123       3,691      105,836     5,836        4,404       106,611      6,611        5,179
    4        11,314         106,663     6,663       5,311      107,836     7,836        6,484       109,163      9,163        7,811
    5        14,505         108,109     8,109       6,916      109,852     9,852        8,659       111,907     11,907       10,713
    6        17,855         109,455     9,455       8,421      111,878    11,878       10,843       114,853     14,853       13,819
    7        21,373         110,696    10,696       9,901      113,905    13,905       13,110       118,016     18,016       17,221
    8        25,066         111,828    11,828      11,272      115,930    15,930       15,373       121,413     21,413       20,856
    9        28,945         112,844    12,844      12,526      117,942    17,942       17,624       125,057     25,057       24,739
    10       33,017         113,733    13,733      13,733      119,928    19,928       19,928       128,962     28,962       28,962
    15       56,644         116,034    16,034      16,034      129,101    29,101       29,101       153,099     53,099       53,099
    20       86,798         112,901    12,901      12,901      134,405    34,405       34,405       185,654     85,654       85,654
    25      125,284         101,279     1,279       1,279      130,942    30,942       30,942       227,445    127,445      127,445
    30      174,402         **          **         **          110,136    10,136       10,136       276,810    176,810      176,810
  ======= ============= ============ ========= =========== ============ ========= ============ ============= ========== ============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

** Policy terminated prior to year 30.

                                   APPENDIX B
                     FIRST YEAR CONTINGENT DEFERRED CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT

 Issue                          MALE                                             FEMALE

  Age                 COMPOSITE DAC + DSC = TDC                        COMPOSITE DAC + DSC = TDC
--------- -------------------------------------------------- -----------------------------------------------
   0            .75             .20              .95               .75             .12             .87
   1            .80             .27              1.07              .80             .19             .99
   2            .85             .34              1.19              .85             .26            1.11
   3            .90             .40              1.30              .90             .32            1.22
   4            .95             .47              1.42              .95             .39            1.34
   5           1.00             .54              1.54             1.00             .46            1.46
   6           1.06             .64              1.70             1.06             .53            1.59
   7           1.12             .76              1.88             1.12             .60            1.72
   8           1.18             .88              2.06             1.18             .67            1.85
   9           1.25             .99              2.24             1.25             .73            1.98
   10          1.31             1.08             2.39             1.31             .80            2.11
   11          1.37             1.14             2.51             1.37             .86            2.23
   12          1.43             1.19             2.62             1.43             .92            2.35
   13          1.49             1.22             2.71             1.49             .97            2.46
   14          1.55             1.25             2.80             1.55             1.02           2.57
   15          1.60             1.28             2.88             1.60             1.07           2.67
   16          1.64             1.30             2.94             1.64             1.10           2.74
   17          1.67             1.32             2.99             1.67             1.13           2.80
   18          1.69             1.34             3.03             1.69             1.16           2.85
   19          1.73             1.37             3.10             1.73             1.19           2.92


 Issue                          MALE                                             FEMALE

  Age             STANDARD                 NONSMOKER                STANDARD               NONSMOKER
               DAC + DSC = TDC          DAC + DSC = TDC         DAC + DSC = TDC         DAC + DSC = TDC

   20        1.80     1.44    3.24      1.80    1.41    3.21    1.80   1.25     3.05    1.80    1.23    3.03
   21        1.89     1.60    3.49      1.89    1.48    3.37    1.89   1.39     3.28    1.89    1.29    3.18
   22        1.99     1.75    3.74      1.99    1.57    3.56    1.99   1.52     3.51    1.99    1.38    3.37
   23        2.12     1.88    4.00      2.12    1.66    3.78    2.12   1.63     3.75    2.12    1.45    3.57
   24        2.26     1.99    4.25      2.26    1.77    4.03    2.26   1.72     3.98    2.26    1.53    3.79
   25        2.42     2.08    4.50      2.42    1.87    4.29    2.42   1.79     4.21    2.42    1.60    4.02
   26        2.61     2.18    4.79      2.61    1.96    4.57    2.61   1.90     4.51    2.61    1.65    4.26
   27        2.83     2.28    5.11      2.83    2.05    4.88    2.83   2.02     4.85    2.83    1.68    4.51
   28        3.07     2.38    5.45      3.07    2.14    5.21    3.07   2.15     5.22    3.07    1.70    4.77
   29        3.31     2.51    5.82      3.31    2.24    5.55    3.31   2.28     5.59    3.31    1.74    5.05
   30        3.55     2.63    6.18      3.55    2.34    5.89    3.55   2.40     5.95    3.55    1.78    5.33
   31        3.78     2.76    6.54      3.78    2.45    6.23    3.78   2.53     6.31    3.78    1.85    5.63
   32        4.02     2.89    6.91      4.02    2.57    6.59    4.02   2.66     6.68    4.02    1.91    5.93
   33        4.25     3.05    7.30      4.25    2.70    6.95    4.25   2.79     7.04    4.25    2.00    6.25
   34        4.49     3.21    7.70      4.49    2.83    7.32    4.49   2.93     7.42    4.49    2.08    6.57
   35        4.74     3.39    8.13      4.74    2.97    7.71    4.74   3.05     7.79    4.74    2.16    6.90
   36        4.99     3.59    8.58      4.99    3.12    8.11    4.99   3.18     8.17    4.99    2.23    7.22
   37        5.25     3.80    9.05      5.25    3.28    8.53    5.25   3.30     8.55    5.25    2.30    7.55
   38        5.51     4.03    9.54      5.51    3.44    8.95    5.51   3.43     8.94    5.51    2.37    7.88
   39        5.78     4.29   10.07      5.78    3.62    9.40    5.78   3.54     9.32    5.78    2.44    8.22
--------- -------- ------- --------- ------- ------- ------- ------ -------- ------- ------- ------- -------

                                   APPENDIX B
                     FIRST YEAR CONTINGENT DEFERRED CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT

  ISSUE                         MALE                                            FEMALE

   AGE            STANDARD                NONSMOKER                STANDARD                NONSMOKER
               DAC + DSC = TDC         DAC + DSC = TDC          DAC + DSC = TDC         DAC + DSC = TDC
---------- ------------------------ ----------------------- ------------------------ -----------------------
   40       6.06    4.56    10.62    6.06    3.81    9.87    6.06    3.64     9.70    6.06    2.52    8.58
   41       6.35    4.86    11.21    6.35    4.01   10.36    6.35    3.71    10.06    6.35    2.61    8.96
   42       6.64    5.18    11.82    6.64    4.22   10.86    6.64    3.77    10.41    6.64    2.71    9.35
   43       6.95    5.51    12.46    6.95    4.44   11.39    6.95    3.81    10.76    6.95    2.81    9.76
   44       7.27    5.87    13.14    7.27    4.67   11.94    7.27    3.85    11.12    7.27    2.91   10.18
   45       7.60    6.26    13.86    7.60    4.93   12.53    7.60    3.92    11.52    7.60    3.04   10.64
   46       7.94    6.67    14.61    7.94    5.20   13.14    7.94    3.98    11.92    7.94    3.16   11.10
   47       8.27    7.12    15.39    8.27    5.49   13.76    8.27    4.03    12.30    8.27    3.29   11.56
   48       8.63    7.58    16.21    8.63    5.78   14.41    8.63    4.10    12.73    8.63    3.43   12.06
   49       9.02    8.06    17.08    9.02    6.10   15.12    9.02    4.23    13.25    9.02    3.60   12.62
   50       9.46    8.54    18.00    9.46    6.45   15.91    9.46    4.45    13.91    9.46    3.82   13.28
   51       9.97    9.03    19.00    9.97    6.82   16.79    9.97    4.80    14.77    9.97    4.10   14.07
   52      10.54    9.53    20.07   10.54    7.20   17.74   10.54    5.25    15.79   10.54    4.44   14.98
   53      11.13    10.05   21.18   11.13    7.61   18.74   11.13    5.76    16.89   11.13    4.81   15.94
   54      11.73    10.58   22.31   11.73    8.05   19.78   11.73    6.27    18.00   11.73    5.19   16.92
   55      12.31    11.12   23.43   12.31    8.52   20.83   12.31    6.73    19.04   12.31    5.55   17.86
   56      12.85    11.63   24.48   12.85    9.00   21.85   12.85    7.11    19.96   12.85    5.85   18.70
   57      13.39    12.08   25.47   13.39    9.45   22.84   13.39    7.41    20.80   13.39    6.10   19.49
   58      13.92    12.58   26.50   13.92    9.96   23.88   13.92    7.73    21.65   13.92    6.38   20.30
   59      14.46    13.22   27.68   14.46   10.58   25.04   14.46    8.13    22.59   14.46    6.74   21.20
   60      15.00    14.11   29.11   15.00   11.39   26.39   15.00    8.71    23.71   15.00    7.30   22.30
   61      15.00    14.87   29.87   15.00   12.01   27.01   15.00    9.53    24.53   15.00    8.08   23.08
   62      15.00    15.48   30.48   15.00   12.42   27.42   15.00    10.32   25.32   15.00    8.84   23.84
   63      15.00    16.00   31.00   15.00   12.73   27.73   15.00    11.06   26.06   15.00    9.55   24.55
   64      15.00    16.50   31.50   15.00   13.04   28.04   15.00    11.71   26.71   15.00   10.20   25.20
   65      15.00    17.05   32.05   15.00   13.45   28.45   15.00    12.25   27.25   15.00   10.75   25.75
   66      15.00    17.58   32.58   15.00   13.96   28.96   15.00    12.60   27.60   15.00   11.18   26.18
   67      15.00    18.05   33.05   15.00   14.50   29.50   15.00    12.78   27.78   15.00   11.49   26.49
   68      15.00    18.55   33.55   15.00   15.07   30.07   15.00    12.91   27.91   15.00   11.74   26.74
   69      15.00    19.19   34.19   15.00   15.70   30.70   15.00    13.07   28.07   15.00   12.00   27.00
   70      15.00    20.07   35.07   15.00   16.39   31.39   15.00    13.39   28.39   15.00   12.31   27.31
   71      15.00    21.52   36.52   15.00   17.25   32.25   15.00    14.01   29.01   15.00   12.72   27.72
   72      15.00    22.97   37.97   15.00   18.12   33.12   15.00    14.64   29.64   15.00   13.12   28.12
   73      15.00    24.41   39.41   15.00   18.98   33.98   15.00    15.26   30.26   15.00   13.53   28.53
   74      15.00    25.86   40.86   15.00   19.85   34.85   15.00    15.89   30.89   15.00   13.93   28.93
   75      15.00    27.31   42.31   15.00   20.71   35.71   15.00    16.51   31.51   15.00   14.34   29.34
---------- ------- -------- ------- ------- ------- ------- ------- -------- ------- ------- ------- -------

COLUMN HEADINGS:    DAC = First Year Contingent Deferred Administrative Charge
                    DSC = First Year Contingent Deferred Sales Charge
                    TDC = Total First Year Deferred Charge

                                   APPENDIX C
                     FIRST YEAR CONTINGENT DEFERRED CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT UNISEX

 Issue                       COMPOSITE                      Issue           SMOKER                  NONSMOKER
  Age                     DAC + DSC = TDC                    Age        DAC + DSC = TDC          DAC + DSC = TDC

   0           .75              .18              .93          40     6.06    4.38    10.44    6.06    3.55     9.61
   1           .80              .25             1.05          41     6.35    4.63    10.98    6.35    3.73    10.08
   2           .85              .32             1.17          42     6.64    4.90    11.54    6.64    3.92    10.56
   3           .90              .38             1.28          43     6.95    5.17    12.12    6.95    4.11    11.06
   4           .95              .45             1.40          44     7.27    5.47    12.74    7.27    4.32    11.59
   5           1.00             .52             1.52          45     7.60    5.79    13.39    7.60    4.55    12.15
   6           1.06             .62             1.68          46     7.94    6.13    14.07    7.94    4.79    12.73
   7           1.12             .73             1.85          47     8.27    6.50    14.77    8.27    5.05    13.32
   8           1.18             .84             2.02          48     8.63    6.88    15.51    8.63    5.31    13.94
   9           1.25             .94             2.19          49     9.02    7.29    16.31    9.02    5.60    14.62
   10          1.31            1.02             2.33          50     9.46    7.72    17.18    9.46    5.92    15.38
   11          1.37            1.08             2.45          51     9.97    8.18    18.15    9.97    6.28    16.25
   12          1.43            1.14             2.57          52    10.54    8.67    19.21   10.54    6.65    17.19
   13          1.49            1.17             2.66          53    11.13    9.19    20.32   11.13    7.05    18.18
   14          1.55            1.20             2.75          54    11.73    9.72    21.45   11.73    7.48    19.21
   15          1.60            1.24             2.84          55    12.31    10.24   22.55   12.31    7.93    20.24
   16          1.64            1.26             2.90          56    12.85    10.73   23.58   12.85    8.37    21.22
   17          1.67            1.28             2.95          57    13.39    11.15   24.54   13.39    8.78    22.17
   18          1.69            1.30             2.99          58    13.92    11.61   25.53   13.92    9.24    23.16
   19          1.73            1.33             3.06          59    14.46    12.20   26.66   14.46    9.81    24.27


 Issue            SMOKER                  NONSMOKER           60    15.00   13.03    28.03   15.00   10.57    25.57
  Age         DAC + DSC = TDC          DAC + DSC = TDC        61    15.00   13.80    28.80   15.00   11.22    26.22

   20      1.80    1.40    3.20     1.80    1.37    3.17      62    15.00   14.45    29.45   15.00   11.70    26.70
   21      1.89    1.56    3.45     1.89    1.44    3.33      63    15.00   15.01    30.01   15.00   12.09    27.09
   22      1.99    1.70    3.96     1.99    1.53    3.52      64    15.00   15.54    30.54   15.00   12.47    27.47
   23      2.12    1.83    3.95     2.12    1.62    3.74      65    15.00   16.09    31.09   15.00   12.91    27.91
   24      2.26    1.94    4.20     2.26    1.72    3.98      66    15.00   16.58    31.58   15.00   13.40    28.40
   25      2.42    2.02    4.44     2.42    1.82    4.24      67    15.00   17.00    32.00   15.00   13.90    28.90
   26      2.61    2.12    4.73     2.61    1.90    4.51      68    15.00   17.42    32.42   15.00   14.40    29.40
   27      2.83    2.23    5.06     2.83    1.98    4.81      69    15.00   17.97    32.97   15.00   14.96    29.96
   28      3.07    2.33    5.40     3.07    2.05    5.12      70    15.00   18.73    33.73   15.00   15.57    30.57
   29      3.31    2.46    5.77     3.31    2.14    5.45      71    15.00   20.02    35.02   15.00   16.34    31.34
   30      3.55    2.58    6.13     3.55    2.23    5.78      72    15.00   21.30    36.30   15.00   17.12    32.12
   31      3.78    2.71    6.49     3.78    2.33    6.11      73    15.00   22.58    37.58   15.00   17.89    32.89
   32      4.02    2.84    6.86     4.02    2.44    6.46      74    15.00   23.87    38.87   15.00   18.67    33.67
   33      4.25    3.00    7.25     4.25    2.56    6.81      75    15.00   25.15    40.15   15.00   19.44    34.44
   34      4.49    3.15    7.64     4.49    2.68    7.17
   35      4.74    3.32    8.06     4.74    2.81    7.55
   36      4.99    3.51    8.50     4.99    2.94    7.93
   37      5.25    3.70    8.95     5.25    3.08    8.33
   38      5.51    3.91    9.42     5.51    3.23    8.74
   39      5.78    4.14    9.92     5.78    3.38    9.16


COLUMN HEADINGS:     DAC = First Year Contingent Deferred Administrative Charge
                     DSC = First Year Contingent Deferred Sales Charge
                     TDC = Total First Year Deferred Charge

                                   APPENDIX D
                               DEATH BENEFIT RATIO

The Death Benefit Ratio required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy.


                                        Attained Age |    Death Benefit Ratio
                                        -------------------------------------
                                        0-40         |            2.50
                                        41           |            2.43
                                        42           |            2.36
                                        43           |            2.29
                                        44           |            2.22
                                        45           |            2.15
                                        ------------------------------
                                        46           |            2.09
                                        47           |            2.03
                                        48           |            1.97
                                        49           |            1.91
                                        50           |            1.85
                                        ------------------------------
                                        51           |            1.78
                                        52           |            1.71
                                        53           |            1.64
                                        54           |            1.57
                                        55           |            1.50
                                        ------------------------------
                                        56           |            1.46
                                        57           |            1.42
                                        58           |            1.38
                                        59           |            1.34
                                        60           |            1.30
                                        ------------------------------
                                        61           |            1.28
                                        62           |            1.26
                                        63           |            1.24
                                        64           |            1.22
                                        65           |            1.20
                                        ------------------------------
                                        66           |            1.19
                                        67           |            1.18
                                        68           |            1.17
                                        69           |            1.16
                                        70           |            1.15
                                        ------------------------------
                                        71           |            1.13
                                        72           |            1.11
                                        73           |            1.09
                                        74           |            1.07
                                        75-90        |            1.05
                                        ------------------------------
                                        91           |            1.04
                                        92           |            1.03
                                        93           |            1.02
                                        94           |            1.01
                                        95           |            1.00
                                        ------------------------------

                                     PART II

                                  UNDERTAKINGS

1. Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC theretofore or hereafter duly adopted pursuant to authority conferred in that section.


2. Section 11 of the Bylaws of CUNA Mutual Life Insurance Company provides for indemnification of officers and directors of the Company against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of the Company or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

3. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.



                                 REPRESENTATIONS



CUNA Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.


     The Prospectus consisting of 86 pages.


     Undertakings.

     Representations.

     The signatures.

     Written consent or opinion of the following persons:

              KPMG Peat Marwick LLP
              Scott Allen - Associate Actuary

     The following exhibits:

1.   Exhibits  required by  paragraph  A of  instructions  for  Exhibits in Form
     N-8B-2:

     1. Resolutions of the Board of Directors of CUNA Mutual Life Insurance Company. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     2.   Not Applicable

     3. Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     4. a. Termination Agreement dated December 31, 1993 concerning Agreement Governing Contribution dated September 30, 1983. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               Agreement Governing Contribution. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          b. Termination Agreement dated December 31, 1993 concerning Agreement Governing Contribution dated May 31, 1988. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               Agreement Governing Contribution. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     5. a. Standard VUL Contract Form 5202. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          (i) Accelerated Benefit Option Endorsement, Form 1668. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          (ii) Accidental Death Benefit Rider, Form 3601. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               Guaranteed Insurability Rider, Form 3652. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               Waiver of Monthly Deduction, Form 3955. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               Other Insured Rider, Form 3956. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               Automatic Increase Rider, Form 3957. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               Child Rider, Form 6005. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               Juvenile Rider, Form 6012. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               Level Term Rider (Sex-Distinct), Form 6017. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               Waiver of Premium and Monthly Deduction Disability Benefit Rider, Form 6029 0994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     b.  Unisex  Version  Form  5203.   Incorporated   herein  by  reference  to
     post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

               (i) Level Term Rider (Unisex), Form 6018. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     c. State Variation List. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     6.   a. Articles of Incorporation of the Company

          b. Bylaws

     7.   Not Applicable

     8. Servicing Agreement Between CUNA Mutual Life Insurance Company and CIMCO Inc. dated October 1, 1994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     9. a. Participation Agreement between T. Rowe Price International Series, Inc. and the Company dated April 22, 1994. Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          b. Participation Agreement between MFS Variable Insurance Trust and the Company dated April 29, 1994. Amendment to Participation Agreement dated November 1994. Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.


     10.  Application.   Incorporated  herein  by  reference  to  post-effective
          amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

2. Opinion of Counsel. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

3.   Not applicable

4.   Not applicable

5.   Financial Data Schedule

6.   NA

Power of Attorney

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, CUNA Mutual Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Madison, and State of Wisconsin, on the 18th day of April, 1997.




                            CUNA Mutual Life Variable Account (Registrant)



                            By: /s/  Michael B. Kitchen
                               Michael B. Kitchen
                               President



                            CUNA Mutual Life Insurance Company (Depositor)



                             By  /s/  Michael B. Kitchen
                                Michael B. Kitchen
                                President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the date indicated.

SIGNATURES AND TITLE                              DATE                 SIGNATURES AND TITLE                          DATE

James C. Barbre                       *                              Richard C. Robertson                 *
James C. Barbre, Director                                            Richard C. Robertson, Director


Robert W. Bream                       *                              Donald F. Roby                       *
Robert W. Bream, Director                                            Donald F. Roby, Director


Wilfred F. Broxterman                 *                              Rosemarie M. Shultz                  *
Wilfred F. Broxterman, Director                                      Rosemarie M. Shultz, Director


James L. Bryan                        *                              Neil A. Springer                     *
James L. Bryan, Director                                             Neil A. Springer, Director


Loretta M. Burd                       *                              Farouk D. G. Wang                    *
Loretta M. Burd, Director                                            Farouk D. G. Wang, Director


Ralph B. Canterbury                   *                              Larry T. Wilson                      *
Ralph B. Canterbury, Director                                        Larry T. Wilson, Director


Joseph N. Cugini                      *                              /s/  Linda L. Lilledahl                           04/18/97
Joseph N. Cugini, Director                                           Linda L. Lilledahl, Attorney-In-Fact


James A. Halls                        *
James A. Halls, Director


Jerald R. Hinrichs                    *
Jerald R. Hinrichs, Director


/s/  Michael B. Kitchen                             04/18/97
Michael B. Kitchen, Director


Robert T. Lynch                       *
Robert T. Lynch, Director


Omer K. Reed                          *
Omer K. Reed, Director


Gerald J. Ring                        *
Gerald J. Ring, Director

*Pursuant to Powers of Attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity indicated on the date indicated.

SIGNATURE AND TITLE                               DATE




/s/  Michael G. Joneson                         04/18/97
Michael G. Joneson
Vice President - Controller and Treasurer




/s/  Richard J. Keintz                          04/18/97
Richard J. Keintz
Chief Officer - Finance &
Information Service




/s/  Michael B. Kitchen                         04/18/97
Michael B. Kitchen
President and Chief Executive Officer

The Board of Directors of CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Account:

We consent to the use of our reports included herein and to the reference to our Firm under the heading "Independent Auditors" in the Prospectus of the CUNA Mutual Life Variable Account.

Our report dated March 26, 1997, contains an explanatory paragraph that states that the Company prepared the financial statements using accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from generally accepted accounting principles. Also, as discussed in note 1 to the financial statements, the Company changed its method of accounting for mortgage loan foreclosure losses in 1995.



                                                     KPMG Peat Marwick LLP

Des Moines, Iowa
April 17, 1997

April 10, 1997


CUNA Mutual Life Insurance Company
2000 Heritage Way
Waverly, IA  50677

Ladies and Gentlemen:

As Associate Actuary for CUNA Mutual Life Insurance Company, I have reviewed the illustrations for a MembersAE Variable Universal Life Insurance Policy described in Post-Effective Amendment No. 15 on Form S-6 to Registration Statement No. 33-19718.

In my opinion, the illustrations of cash values and death benefits included in Appendix A of the prospectus, based on the assumption stated in the illustrations, are consistent with the provisions of the form of the policy. Further, the rate structure of the policy has not been designed so as to make the relationship between premiums and benefits, as shown on the illustrations, appear more favorable to a prospective purchaser of a policy at ages 35 or 50 than to prospective purchasers of the policy at other ages.

I hereby consent to the use of this opinion as an exhibit to the Registration Statement.

Sincerely,

/s/  Scott Allen

Scott Allen, F.S.A., M.A.A.A.
Variable Products Leader -
Associate Actuary
CUNA Mutual Life Insurance Company

                          INDEX TO EXHIBITS TO FORM S-6



  6.      a.       Articles of Incorporation of the Company

          b.       ByLaws

  Power of Attorney

                                  EXHIBIT 6(a)
April 2, 1992
Corp. No.:   000069607                                  IOWA

Ref.    No.:   55170

                               SECRETARY OF STATE

CENTURY LIFE OF AMERICA
ATTN;  SHERRY BUTTJER
CENTURY LIVE OF AMERICA
2000 HERITAGE WAY
WAVERLY  IOWA  50677




                            CERTIFICATE OF EXISTENCE



Name     CENTURY LIFE OF AMERICA

Date        03/03/1896


    I, ELAINE BAXTER, secretary of state of the state of IOWA, custodian of the records of incorporations, certify that the corporation named on this certificate is in existence and was duly incorporated under the laws of Iowa on the date printed above, with perpetual duration, and that articles of dissolution have not been filed.



                                  ELAINE BAXTER
                                  ELAINE BAXTER

                       CUNA Mutual Life Insurance Company
                                  Waverly, Iowa


                            ARTICLES OF INCORPORATION

                                    ARTICLE I
                            Name and Principal Office

Section 1. The name of this Corporation is CUNA Mutual Life Insurance Company (hereinafter sometimes called the Company).

Section 2. The home office and principal place of business of the Company shall be located in Bremer County, Iowa.
                                   ARTICLE II
                     Nature of Business, Objects and Powers

Section 1. The general nature and purpose of the business of this Corporation shall be that of engaging in, pursuing, maintaining and transacting on the mutual plan as a legal reserve or level premium company,

         (a) a general life and health and accident insurance business and an annuity business, including all forms of life insurance, endowments, annuities, accident insurance, disability and health insurance, all relating to the life and health of persons, and,

         (b) any other type of insurance business which the Company may be authorized and duly qualified to underwrite and transact under and by virtue of Iowa Insurance Laws,

and in addition, engaging in, pursuing, maintaining and transacting any other related or unrelated business which any corporation now or hereafter authorized and empowered to do an insurance business in this State may now or hereafter lawfully do, whether or not it be complementary, necessary, or incidental to the business of writing insurance and otherwise transacting the business of an insurer.

Section 2. More specifically, and without limitation as to any other right, power, privilege, franchise, or authority which the corporation may be permitted under the law of the state of Iowa, and in pursuance of the aforesaid corporate purposes, the Company in its corporate or assumed name is empowered:

         to sue, complain and defend; to have a corporate seal which may be altered at pleasure, and to use the same by causing it, or a facsimile thereof to be impressed or affixed or in any other manner reproduced; to design, create, develop, offer, solicit, sell, write, underwrite, insure, coinsure, reinsure, administer, settle and otherwise deal in and with insurance policies and annuity contracts of all types whether on a participating or nonparticipating basis, and on an individual or group or blanket basis, providing for benefits on either a fixed or variable basis; to enter into any lawful contract for the purpose of ceding or accepting insurance risks, directly or indirectly, either entirely in its own right or in a shared or multiple capacity with other insurers; to enter into collateral or supplementary contracts and otherwise deal contractually with respect to insurance policies or annuity contracts or the proceeds of same; to act as trustee or advisor in any capacity, and to offer all services, including those of a financial, accounting, or data processing nature, directly or indirectly, incidental to its business, and to form or otherwise acquire other insurance or business corporations as subsidiaries, and to invest in, and to establish or manage, one or more investment companies; to purchase, take, receive, lease, or otherwise acquire, own, hold, improve, use, or otherwise deal in and with real or personal property of any kind and description, or any interest therein, wherever situated; to sell, convey, mortgage, pledge, lease, exchange, transfer and otherwise dispose of all or any part of its property and assets; to compensate, or lend money to and otherwise to assist its employees, agents, officers, and Directors; to purchase, take, receive, subscribe for, or otherwise acquire, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of and otherwise use and deal in and with, shares or other interests in, or obligations of, other domestic or foreign corporations, associations, partnerships, joint ventures or individuals, or direct or indirect obligations of the United States or of any other government, state, territory, governmental district or municipality, public or quasi-public corporation, or of any instrumentality thereof; to make contracts and guarantees and incur liabilities; to lend and borrow money and incur debts for its corporate purposes; to invest and reinvest its funds, and take and hold real and personal property as security for the payment of funds so loaned or invested; to acquire or organize subsidiaries; to conduct its business, carry on its operations, and have offices and exercise its powers under authority granted in any state, territory, district, or possession of the United States or in any foreign country; to make donations for religious, charitable, scientific or educational purposes; to pay pensions and establish pension plans, pension trusts, profit-sharing plans and other incentive, insurance and welfare plans for any or all of its Directors, officers, agents and employees, policyowners, insurance policy or contract beneficiaries, or clients; to enter into general partnerships, limited partnerships, whether the company be a limited or general partner, joint ventures, syndicates, pools, associations and other arrangements in pursuance of any or all of the purposes for which the Company is organized; to indemnify officers, Directors, employees and agents, possessing all the rights and powers with respect thereto permitted to Iowa business corporations as specified in Subsection 19 of Section 496A.4 of the Iowa Business Corporation Act and all acts amendatory thereof or additional thereto; and to engage in and carry on any other type of business which any corporation now or hereafter authorized and empowered to do an insurance business in the state of Iowa may now or hereafter lawfully do, and it shall have and exercise all powers, rights and privileges necessary or convenient to effect any or all of the purposes for which the Company is organized, and generally such additional powers not herein specified as are now or may hereafter be conferred upon corporations similar to this Company by the laws of the state of Iowa.

                                   ARTICLE III
                        Continuation of Corporate Entity

This Corporation shall have no capital stock and is a continuation of the original corporation doing business on the mutual plan, retaining all of its original rights, powers, privileges, immunities, and franchises. All of the contract rights of policyowners of the Company now holding contracts of insurance or of annuity issued or assumed by the Company are and shall be retained. Subject to the foregoing, these Articles shall be construed as a substitute for all prior articles and amendments thereto.

                                   ARTICLE IV
                               Period of Existence

This Corporation, as renewed, shall have perpetual existence.

                                    ARTICLE V
                         Exemption from Corporate Debts

The private property of the Members of the Company shall in no case be liable for corporate debts, but shall be exempt therefrom.

                                   ARTICLE VI
                                     Members

Section 1. Each person who owns one or more life insurance policies, health and accident insurance policies, or annuity contracts issued by the Company shall be a Member of the Company, but only so long as at least one of said policies or contracts remains in full force and effect and has not been surrendered or has not expired or has not matured by death of the insured or annuitant, or attainment of maturity date. In the case of multiple ownership of any insurance policy or annuity contract, the persons owning such policy or contract shall be deemed collectively to be the Member and the Bylaws may establish procedures for the exercise of the voting right of such Member.

Section 2. Only those Members who meet such eligibility requirements, as may be established by law, by these Articles, and the Bylaws as may be amended from time to time, shall be Voting Members, provided however, that nothing herein contained, and no Bylaws establishing additional eligibility requirements for Voting Members shall have the effect of terminating a person's then existing membership or voting right.

                                   ARTICLE VII
                                Members Meetings

Section 1. Voting Members shall be entitled to vote in person or by proxy at any meeting of the Members in accordance with procedures prescribed in the Bylaws.

Section 2. Unless the Board directs otherwise, the annual meeting of the Company shall be held at the Company's home office and principal place of business on the second Wednesday of May of each year for the election of Directors, and for the transaction of any other business properly coming before such annual meeting.

Section 3. Annual and all special meetings of the Members shall be called or held as provided in the Bylaws. The Company may make reasonable expenditures in support of a position or issue at any meeting, or in support of any or all candidates to be nominated for election to the Board.

                                  ARTICLE VIII
                         Board of Directors and Officers

Section 1. The corporate powers and business of the Company shall be directed and controlled by a Board of Directors and by such officers and agents as the Board of Directors may authorize, elect or appoint.

Section 2. The Board of Directors shall consist of not less than nine (9) nor more than twenty (20) Members as prescribed from time to time in the Bylaws, and shall be divided into classes, as nearly equal numerically as possible, so that the terms of one class expire each year. Each Director shall serve a term of approximately three (3) years except as otherwise provided in the Bylaws, or except where it is necessary to fix a shorter term in order to preserve classification. The Board of Directors shall have the power to fill any vacancy in its number occurring for any reason at any time except where such vacancy occurs due to the expiration of a Director's term of office as provided herein or in the Bylaws.

Section 3. The Board of Directors shall have the power to adopt such bylaws, rules and regulations for the transaction of business of the Company as are not inconsistent with these Articles, or the laws of the state of Iowa, and to amend or repeal such bylaws, rules and regulations. The Bylaws shall provide for the election of Directors and establish procedures to accomplish the same.

Section 4. A Director of this Company shall not be personally liable to the Company or its Members for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Company or its Members, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or
(iii) for any transaction from which the Director derived an improper personal benefit.

                                   ARTICLE IX
                               Change of Articles

These Articles of Incorporation may be amended, substituted or changed at any annual meeting of the Members, or at any special meeting called for that purpose as hereinafter provided. The proposed substitution or amendment must be offered in writing, and either signed by not less than one (1) percent of the Voting Members, or offered by the Board of Directors.

Such proposed substitution or amendment when offered by a Member

         (a) must contain the actual signatures as well as the printed names and addresses of those Members subscribing to the proposal,

         (b)      must have the notarized  certification  of the offering Member
                  authenticating   the  signatures  of  the  other   subscribing
                  Members, and

         (c) must be filed with the Secretary of the Company at least ninety (90) days prior to said annual or special meeting.

Such proposed substitution or amendment when offered by the Board of Directors must be first adopted by two-thirds (2/3) of the total Board membership at a regular meeting or at a special meeting called for such purpose, or it must be approved by the unanimous written consent of all of the Directors, certified by the Secretary, and filed at least thirty (30) days prior to said annual or special meeting of the Members.

The Secretary shall furnish to each Voting Member a copy of such substitution or amendment whether proposed by the Board or by Members together with a ballot containing a suitable space wherein a Voting Member may vote for or against the same, and a space for the Voting Member's signature and the date of the meeting. Such material shall be mailed in the United States mail, addressed to the Voting Members of the Company, or substantially all of them, at their last known post office addresses, as the same then appear on the records of the Company, not less than twenty (20) nor more than ninety (90) days prior to the date of the meeting. The Board of Directors or persons designated by it may make such statements or recommendations as it sees fit on all matters to be presented to the Members. All substitutions or amendments when adopted by a majority of Members voting thereon in person or by duly signed ballot shall be binding upon all Members and they shall be governed thereby.

                                  EXHIBIT 6(b)

                       CUNA Mutual Life Insurance Company
                                  Waverly, Iowa

                                    Restated
                                     BYLAWS

                                    ARTICLE I
                                   Definitions

Section 1.1. Terms. When used in these Bylaws, the terms hereinafter provided shall have the meanings assigned to them unless another meaning is explicitly indicated:

(a) Member: shall mean a Member of this Company as defined and described in the Company's Articles.

(b) Policy: shall mean a life insurance policy, accident and health policy, or annuity contract on an individual or group basis and shall not include group insurance certificates, settlement contracts, depository contracts, or certificates of any kind issued for the purpose of managing or holding insurance or annuity contract proceeds when a life policy, accident and health policy, or annuity contract terminates, expires or otherwise matures by reason of death, surrender or maturity in its ordinary course, or otherwise.

(c) Record Date: shall mean the last business day of any month immediately preceding the date of any event or transaction for which it may be useful or relevant to establish the identity of persons who are Members or Voting Members, from data contained in the Company's records.

(d) Voting Member: shall mean a Member who meets all of the eligibility requirements for voting as provided in Section 2.1.

                                   ARTICLE II
                            Voting Rights of Members

Section 2.1. Eligibility to Vote. Only those Members who have attained age sixteen (16) on or prior to the Record Date for any meeting shall be eligible to vote at Members' Meetings. In the case of multiple ownership of any Policy, the persons designated owners or co-owners on the Company's records as of such Record Date shall be deemed collectively to be the Voting Member and shall designate one of their number to cast their vote. In the case where ownership is claimed by right of assignment, the assignee, if shown on the Company's records to be the owner as of such Record Date, shall be deemed the Voting Member. In the case of group policies, the holder of the master policy, and not those persons holding certificates under the master policy, shall be deemed the Voting Member.

Section 2.2. Exercise of Voting Rights. Each Voting Member shall be entitled to cast one (1) vote on each matter to come before a meeting of the Members, either in person or through an attorney-in-fact designated in a written proxy which meets the requirements of Section 2.4, regardless of the number of policies or the amount of insurance or the number of lives insured under any Policy or Policies owned or controlled by the Voting Member. Except when electing Directors, voting by Members at any regular or special meeting of the Members may be by voice vote unless the vote is not all "yea" or "nay" in which case the vote shall be by written ballot. Each ballot may contain more than one question or proposition. Any attorney-in-fact holding the voting power of more than one Member may cast all such votes on one ballot, provided that the ballot shows on its face the number of votes being cast, and provided it is verified by the Voting Inspectors as having been cast in accordance with the voting rights acquired by proxy from the persons whose votes are being cast by proxy.

Section 2.3. Electing Directors. The vote for a Director or Directors at a meeting of Members shall be by written ballot. Each Voting Member shall be entitled to cast one (1) vote for each Director's office to be filled. Those eligible Candidates receiving the highest number of votes cast at such meeting shall be declared elected.

Section 2.4. Proxy Requirements. No proxy shall be valid unless it is evidenced by a written form executed by a Voting Member or his or her legal representative within two (2) months prior to the meeting for which such proxy was given. Whether or not the duration of such proxy is specified on the proxy form, all such proxy authority shall be limited to thirty (30) days subsequent to the date of such meeting or any adjournment thereof, and no proxy shall be valid beyond the date of such limitation. Unless a Voting Member's proxy shall be received by the Secretary at least one (1) day prior to the meeting or election at which it is to be used, it shall not qualify to be voted on behalf of the Voting Member. Any proxy may, by its terms, be limited as to its use, purpose, or manner in which it is to be used at the meeting or election for which it is given. Any such proxy authority shall be revocable by the Voting Member or his or her legal representative at any time prior to such meeting and shall be deemed to have been revoked when the person executing the proxy is present at the meeting and elects to vote in person.

Section 2.5. Proxy Solicitation by this Company. This Company may solicit proxies from Voting Members and provide such information as this Company deems pertinent with respect to the Candidates for election as Directors of this Company or matters being voted upon at the meeting. The fact that this Company, by mail or otherwise, solicits a proxy from any person shall not constitute nor be construed as an admission of the validity of any Policy or that such person is a Member entitled to vote at the meeting; and such fact shall not be competent evidence in any action or proceeding in which the validity of any Policy or any claim under it is at issue.

                                   ARTICLE III
                                Members' Meetings

Section 3.1. Annual Meeting. There shall be an annual meeting of Members for the purpose of electing Directors and conducting such business as may properly come before the meeting. Such annual meeting of Members shall be held on the second Friday in May in the Principal Office of this Company on Heritage Way, Waverly, Iowa, at the hour of 9:00 a.m. unless the Board otherwise directs. No notice of such annual meeting need be given except as required by law, unless the Board designates another date or time or place for the meeting.

Section 3.2. Special Voting and Special Meetings. A special voting of Members or special meetings of Members may be called at any time pursuant to a duly adopted Board resolution or upon a petition filed with the Secretary containing a complete description of the proposition or propositions to be voted on, the signatures, the printed names and addresses and the policy numbers of at least one percent (1%) of the Voting Members. A written notice summarizing the purpose shall be given.

Section 3.3. Presiding Officer. The Chairman of the Board, or in the absence of the Chairman, the Vice Chairman, or in the absence of both, the President, or in the absence of all three, the Chief Operating Officer shall preside over meetings of the Members. The Secretary or any Assistant Secretary of this Company shall act as secretary for the meetings.

Section 3.4. Place of Meetings. The place of all meetings of Members shall be the Principal Office of this Company in Waverly, Iowa, unless another place is designated by the Board, either within or without the state of Iowa, and is specified in the notice of the meeting.

Section 3.5. Manner of Giving Notice. Whenever written notice is required, it shall state the time, date and place of the meeting, and if for a special vote or a special meeting, a summary of the purpose. Notice shall be given by mailing a copy of the notice to Voting Members not more than ninety (90) nor less than thirty (30) days prior to the day of the meeting. Notice shall be deemed to have been given to a Voting Member when a copy of such notice has been deposited in the United States mail, addressed to the owner or the legal representative of the owner of any policy used to identify a Member as a Voting Member, at his or her post office address as the same appears on this Company's records as of the Record Date for the notice, with postage prepaid. Failure to provide notice to all Voting Members when notice is required shall not invalidate a meeting unless such failure was intended and such intentional failure can be shown to have been caused by a willful or deliberate act. If the date or place of an annual meeting of Members is changed by the Board after this Company has sent or commenced to send notices, or if prior to the date of any meeting of Members or any adjournment thereof the notice of such meeting shall be deficient, the Board may order a notice by publication in at least two (2) newspapers of general circulation, one of which shall be located in Des Moines, Iowa, and one in Waterloo, Iowa, at least ten (10) days prior to the meeting, and no other notice shall be required. Such other notice shall be given as may be required by the laws of Iowa pertaining to notice of meetings.

Section 3.6. Quorum. Either twenty-five (25) Voting Members present in person or one thousand (1000) Voting Members present by proxy shall constitute a quorum at any meeting of Members. If a quorum is not present, a majority of the Voting Members present in person or by proxy may only adjourn the meeting from time to time without further notice.

Section 3.7. Required Majority. Except as otherwise expressly provided in the Articles or Bylaws, or by law, a majority of the votes cast by Voting Members present in person and by proxy at any meeting of the Members with a quorum present shall be sufficient for the adoption of any matter to properly come before the meeting.

Section 3.8. Appointment of Voting Inspectors. Prior to each meeting of Members, the Board or its Executive Committee, if any, shall appoint, from among Members who are not Directors, Candidates for the office of Director or Officers of this Company, three (3) or more voting inspectors and one (1) or more alternate inspectors, and shall fix their fees, if any. If an inspector so appointed is unable or unwilling to act and no alternate is able or willing, or if the Board or Executive Committee has failed to appoint voting inspectors prior to the meeting, the President may appoint voting inspectors or alternates as required from among Members eligible as aforesaid.

Section 3.9. Administration of Proxies and Ballots. All unexpired proxies intended for use at a meeting of Members shall be delivered to the voting inspectors prior to the meeting. The voting inspectors shall verify their validity and tabulate them, certifying their findings and tabulation to the Secretary. At all meetings of the Members, the voting inspectors shall distribute, collect, and tabulate ballots and certify under oath the results of any ballot vote cast by Members. All questions concerning the eligibility of Members to vote and the validity of the vote cast shall be resolved by voting inspectors on the basis of this Company's records. In the absence of challenge before the tabulation of a ballot vote is completed, the inspectors may assume that the signature appearing on a proxy or a ballot is the valid signature of a person entitled to vote, that any person signing in a representative capacity is duly authorized to do so, and that a proxy, if it meets the requirements of
Section 2.4, and otherwise appears to be regular on its face, is valid.

                                   ARTICLE IV
                         Communications Between Members

Section 4.1. Procedure for Facilitating Communication. No Member who is not an officer, Director, or employee of this Company acting in the ordinary course of business shall have access to any of this Company's policyholder records, except such information pertaining to his or her own Policy or Policies as this Company may be reasonably required by law to provide. However, any Member desiring to communicate with other Members in connection with a Members meeting shall no less than sixty (60) days prior to the date of such meeting furnish a written request addressed to the Secretary containing the following information:

(a) such Member's full name and address and the policy number of any policy owned by the Member;

(b)      such Member's reasons for desiring to communicate with other Members;

(c)      a copy of the proposed communication;

(d) the date of the meeting at which such Member desires to present the matter for consideration.

Within fifteen (15) days of receipt of such request, this Company shall furnish the requesting Member with information indicating the number of Voting Members this Company has as of the last day of the month immediately preceding and provide an estimate of all costs and expenses for processing and mailing the proposed communication to the membership; or this Company shall advise the Member that this Company refuses to mail the proposed communication. This Company shall not refuse to mail the proposed communication unless it has first made a determination that the communication is "improper" in accordance with standards provided in Section 4.3 and has followed the procedures provided in
Section 4.2. Within thirty (30) days (or upon a later date if specified by the requesting Member) of receiving an amount equal to all of this Company's estimated costs and expenses and a sufficient number of copies of the proposed communication, this Company shall process and mail the communication to all of the Voting Members by a class of mail specified by the requesting Member, unless the communication has been determined to be improper.

Section 4.2. Determining Whether Communications are Proper. Each request to communicate with other Members shall be reviewed by the Board. If the Board determines that the communication is a proper one, it shall be processed as provided in Section 4.1. If the Board determines the communication to be improper, it shall instruct an appropriate officer to communicate a written refusal specifying the reasons for the refusal.

Section 4.3. Improper Communication Defined. As used in this section, an "improper communication" is one which contains material which:

(a) at the time and in the light of the circumstances under which it is made

         (1)      is false or misleading with respect to any material fact, or

         (2) omits any material fact necessary to make the statements therein not false or misleading or necessary to correct any statement in an earlier communication on the same subject matter which has become false or misleading; or

(b) relates to a personal claim or a personal grievance against this Company, its management or any other party, or apparently seeks personal gain or business advantage by or on behalf of any party; or

(c) relates to any matter of a general, economic, political, racial, religious, social or other nature that is not significantly related to the business of this Company or is not within the control of this Company, in that it is not within the power of this Company to deal with, alter or effectuate; or

(d)      directly or indirectly, and without express factual foundation,

         (1)      impugns character, integrity or personal reputation, or

         (2)      makes charges concerning improper, illegal or immoral conduct.

                                    ARTICLE V
                               Board of Directors

Section 5.1. General Powers. The business and affairs of this Company shall be directed by the Board which from time to time shall delegate authority and establish guidelines as it deems necessary or appropriate for the exercise of corporate powers by officers and employees in the course of business.

Section 5.2. Number, Eligibility, and Tenure. The Board shall consist of at least nine (9) and not more than twenty (20) persons as set by the Board from time to time. Directors must be policyholders of this Company. The regular term of office for a Director shall commence when a Director is elected by Members and end at the third (3rd) succeeding annual meeting of the Members, except where a shorter term is provided in order to preserve the Class of Directors. The vacancies on the Board to be filled at each annual meeting of Members shall be the offices of those Directors whose regular terms are scheduled to expire. Directors shall be eligible for reelection. Unless a Director's regular term of office is sooner terminated by resignation, retirement, legal incapacity or death, each Director elected at an annual meeting of Members shall hold office for the term for which elected and until a successor has been elected or appointed and qualified.

Section 5.3. Classification. Directors shall be divided into three (3) Classes, which shall be as nearly equal as possible, according to the expiration date of the regular terms of office. The regular term of office of one of the Classes of Directors shall expire at each annual meeting of Members.

Section 5.4. Nomination by Members. Any Member may nominate one or more Candidates for the Directors' offices to be filled by election at any annual meeting of Members by filing with the Secretary on behalf of each such Candidate, on or before January 31 preceding such annual meeting, a Certificate of Nomination which has been signed by at least one percent (1%) of the Voting Members and which gives the names, occupations and addresses of their Candidate or Candidates together with a statement signed by said Candidates that they will accept office if elected. No signature on any such Certificate shall be counted unless it is also accompanied by the printed name and address and the policy number of a Policy owned by the signator.

Section 5.5. Board Sponsored Nominations. The Board may nominate one or more Candidates for the Directors' offices to be filled by election at any annual meeting of Members by nominating a Candidate or a slate of Candidates in a resolution duly adopted at a regular or special meeting of the Board and causing a Certificate of Nomination to be filed with the Secretary on behalf of each such Candidate at least thirty (30) days prior to the date of the annual meeting of Members. Such Certificate of Nomination shall give the names, occupations, and addresses of their Candidate or Candidates together with a statement signed by said Candidates that they will accept office if elected.

Section 5.6. Removal. A Director may be removed from office for cause by an affirmative vote of three-fourths (3/4) of the full Board of Directors at a meeting of the Board.

Section 5.7. Vacancies. Vacancies in the Board which occur prior to the expiration of a Director's regular term of office by reason of resignation, retirement, legal incapacity, or death, or other vacancies which may occur by a reason of an increase in the number of Directors in between annual meetings of Members, or vacancies which may occur by reason of any failure on the part of the Voting Members to elect a sufficient number of Directors at an annual meeting of Members, may be filled by appointment made in a duly adopted resolution concurred in by a majority of the Board membership when voting at any meeting of the Board, or by appointment made in a unanimous consent action taken in lieu of meeting. A Director appointed to fill a vacancy shall hold office for the unexpired portion of the term to which appointed. Unless a Director's service is otherwise terminated by resignation, retirement, removal, legal incapacity, or death, a Director, whether appointed or elected, shall serve until a successor is elected or appointed and qualified.

Section 5.8. Nonattendance. Any Director absent from three consecutive regular meetings shall forfeit his office and shall be ineligible for office for six months.

Section 5.9. Compensation. Directors shall be compensated as established by the Board and shall be reimbursed for reasonable expenses incurred in connection with the discharge of their duties and responsibilities.

                                   ARTICLE VI
                                 Board Meetings

Section 6.1. Regular Meetings. A regular annual meeting of the Board of Directors shall be held without other notice than this Bylaw on such date in the months of April, May or June as the Board of Directors shall determine. At such meetings, the Directors shall elect such officers of this Company as required or permitted by these bylaws and transact such business as pertains to the annual meetings of the Board. The Board of Directors may provide by resolution, or the Chairman of the Board, Vice Chairman or President may designate, the time, date and place, either within or without the state of Iowa, for the holding of additional regular meetings by giving notice at a regular or special meeting of Directors or by written notice as provided in this Article for special meetings.

Section 6.2. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, Vice Chairman, President or Secretary, and shall be called by the President upon written request of any three (3) Directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the state of Iowa, as the place for holding any such special meeting of the Board of Directors.

Section 6.3. Notice. Notice of any special meeting shall be given at least ninety-six (96) hours previously thereto by written notice delivered personally or by U.S. mail, telegram or electronic mail transmission to each Director at his or her home or business address. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Whenever any notice whatever is required to be given to any Director of this Company under the Articles of Incorporation or Bylaws or any provision of law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the Director entitled to such notice, shall be deemed equivalent to the giving of such notice. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting and objects thereat to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 6.4. Quorum. Except as otherwise provided by law or by the Articles of Incorporation or these Bylaws, a majority of the number of Directors authorized by the Articles of Incorporation and established in accordance with these Bylaws, shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but a majority of the Directors present (though less than such quorum) may adjourn the meeting from time to time without further notice.

Section 6.5. Manner of Acting. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by law or by the Articles of Incorporation or these Bylaws.

Section 6.6. Presumption of Assent. A Director of this Company who is present at a meeting of the Board of Directors or a committee thereof at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his/her dissent shall be entered in the minutes of the meeting or unless he/she shall file a written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of this Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

Section 6.7. Informal Action Without Meeting. Any action required or permitted by the Articles of Incorporation or these Bylaws or any provision of law to be taken by the Board of Directors at a meeting, or by resolution may be taken without a meeting if a consent resolution in writing, setting forth the action so taken shall be signed by all of the Directors then in office. Such consent shall have the same force and effect as a unanimous vote of the Board of Directors.

Section 6.8. Meetings by Conference Telephone. Directors may participate in a meeting of the Board of Directors or a committee thereof by means of conference telephone or similar communications equipment through which all persons participating in the meeting can hear each other. Such participation will constitute presence in person at that meeting for the purpose of constituting a quorum and for all other purposes. The place of any meeting held pursuant to this section will be deemed to be the place stated in the minutes of such meeting so long as at least one Director is present at that place at the time of that meeting.

                                   ARTICLE VII
                                   Committees

Section 7.1. Committees. The Chairman of the Board may appoint committees except standing committees or any other committee required to be elected or appointed by the Board of Directors. The Board of Directors by resolution adopted by the affirmative vote of a majority of the number of Directors as established in accordance with these Bylaws may designate one or more standing committees or other committees required to be elected or appointed by the Board of Directors, each committee to consist of three (3) or more Directors or employees of this Company elected or appointed by the Board of Directors or appointed by the Chairman of the Board, as provided in said resolution which to the extent provided in said resolution as initially adopted, and as thereafter supplemented or amended by further resolution adopted by a like vote, shall have when the members thereof are exclusively members of the Board of Directors, and may exercise when the Board of Directors is not in session, the powers of the Board of Directors in the management of the business and affairs of this Company, except action in respect to dividends to policyholders, election of the principal officers or the filling of vacancies in the Board of Directors or committees created pursuant to this Section or as otherwise restricted by law. The Board of Directors or its Chairman may elect or appoint one (1) or more of its members or employees of this Company as provided in said resolution, as alternate members of any such committee who may take the place of any absent member or members at any meeting of such committee, upon request by the President or upon request by the Chairman of such meeting. Each such committee shall fix its own rules governing the conduct of its activities and shall make such reports to the Board of Directors of its activities as the Board of Directors may request.

                                  ARTICLE VIII
                                    Officers

Section 8.1. Principal Officers. The principal officers of this Corporation shall be Chairman of the Board, Vice Chairman of the Board, who may also be designated as Vice President of the Board, Secretary and Treasurer, all of whom shall be Directors, and the President, who need not be a Director. All principal officers and Directors shall be policyholders of this Corporation. No two offices may be held by the same person.

Section 8.2. Chairman of the Board. The Chairman of the Board shall preside at all meetings of members of this Corporation and the Board of Directors. The Chairman shall present an annual report to the members and appoint committees which are not standing committees or other committees required to be elected or appointed by the Board of Directors. The Chairman shall perform such other duties as shall be assigned from time to time by the Board of Directors.

Section 8.3. Vice Chairman. The Vice Chairman shall, in the absence or disability of the Chairman of the Board, perform the duties of that office. The Vice Chairman elected by the Board of Directors may be designated as Vice President of the Board.

Section 8.4. Secretary. The Secretary shall keep, or cause to be kept, a record of the votes of all elections, minutes of all annual meetings and special meetings of members of this Corporation, and all meetings of the Board of Directors. He/She, or any of the Assistant Secretaries appointed by the Board, shall have the custody of the corporate seal and affix the same to all instruments required to be sealed. He/She shall perform, or cause to be performed by an Assistant Secretary, such other duties as are required by law, the Board of Directors, and the Bylaws of this Corporation.

Section 8.5. Treasurer. The Treasurer shall be the financial officer of the Board of Directors. He/She shall be responsible for the custody of all funds and securities of this Corporation in accordance with the authorization and direction of the Board of Directors. He/She shall be responsible for reporting to the Board of Directors at each regular annual meeting with respect to the funds and securities of this Corporation. The Treasurer shall perform such other duties as are assigned by the Board of Directors. He/She shall furnish to the Directors, whenever required by them, such statements and abstracts or records as are necessary for a full exhibit of the financial condition of this Corporation.

Section 8.6. President. The President shall be the principal executive officer of this Corporation and, subject to the control of the Board of Directors, shall in general be responsible for the supervision and control of all of the business and operations of this Corporation. He/She shall be responsible for authorization of expenditure of all funds of this Corporation as have been approved by the Board of Directors in the budget or are within the general authority granted by the Board of Directors for expenditure of funds. He/She shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of this Corporation as shall be deemed necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold office at the discretion of the President. He/She shall have authority to sign, execute and acknowledge, on behalf of this Corporation, all deeds, mortgages, bonds, contracts under seal, leases, and all other documents or instruments whether or not under seal which are authorized by or under authority of the Board of Directors provided that any such documents or instruments may, but need not, be countersigned by the Secretary, or an Assistant Secretary, and except as otherwise provided by law or the Board of Directors, may authorize any administrative vice president or other officer or agent of this Corporation to sign, execute and acknowledge such documents or instruments in his/her place and stead. In general, the President shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time. He/She shall prepare, or cause to be prepared, a report of the business and operations of this Corporation, for the period since the last regular annual meeting, for submission to the Board of Directors at each regular annual meeting. He/She shall also prepare, or cause to be prepared, an annual proposed budget for submission to the Board of Directors.

Section 8.7. Assistant Treasurer. An Assistant Treasurer shall be appointed by the Board of Directors. He/She shall be responsible for the proper deposit and disbursement of all funds of this Corporation. He/She shall keep, or cause to be kept, regular books of account. He/She shall deposit, or cause to be deposited, all funds of this Corporation in the name of this Corporation in such banks, trust companies or other depositories as are designated for such purpose by the Board of Directors from time to time. He/She shall be responsible for the proper disbursement of funds of this Corporation, including responsibility that checks of this Corporation drawn on any bank account are signed by such officer or officers, agent or agents, employee or employees of this Corporation in such manner, including the use of a facsimile signature where authorized, as the Board of Directors has determined or authorized, and he/she shall perform all of the duties incident to the office of Assistant Treasurer, and such other duties as from time to time may be assigned by the Treasurer.

An Assistant Treasurer for Home Office Operations and one or more District Assistant Treasurers may be appointed by the Board of Directors, or by the President upon authorization of the Board of Directors, with authority and responsibility to perform the duties of Assistant Treasurer in the separate offices of this Corporation under the supervision of the Assistant Treasurer.

Section 8.8. Other Assistants and Acting Officers. The Board of Directors shall have the power to appoint any person to act as assistant to any officer, or to perform the duties of such officer whenever for any reason it is impracticable for such officer to act personally, and such assistant or acting officer appointed by the Board of Directors shall have the power to perform all the duties of the officer to which he/she is so appointed to be assistant, or as to which he is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors.

Section 8.9. Administrative Officers and Assistant Administrative Officers. The President shall appoint administrative officers and assistant administrative officers who shall be appointed as deemed appropriate for the conduct of the affairs of this Corporation for such term of office as may be designated or without designated term of office subject to removal at will or by appointment of a successor in office. The administrative officers and assistant administrative officers shall perform such duties and have such authority as may be assigned from time to time by the President.

In the absence of the President or in the event of his/her death, inability or refusal to act, the administrative officers in the order designated by the President shall perform the duties of the President, and when so acting, shall have all powers of and be subject to all the restrictions upon the President.

                                   ARTICLE IX
                                  Miscellaneous

Section 9.1. Principal Office. The location of the principal office of this Company shall be in the CUNA Mutual Life Insurance Company Building on Heritage Way, in the city of Waverly, county of Bremer, and state of Iowa. This Company may have other offices at such locations as may be necessary or convenient for the conduct of its business.

Section 9.2. Certification and Inspection of Articles and Bylaws. This Company shall keep in its Principal Office the original or a certified copy of its Articles and its Bylaws as amended or otherwise altered to date, both of which shall be open for inspection by any Member or Members at all reasonable times during office hours.

Section 9.3. Corporate Seal. The Board may adopt, use, and, at will, alter a corporate seal. Failure to affix a seal does not affect the validity of any instrument. This corporate seal may be used in facsimile form.

Section 9.4. Execution of Instruments and Policies. The President, Chief Officers, Senior Vice Presidents, Vice Presidents, and such other persons as may be designated pursuant to duly adopted Board resolutions, shall each have authority to execute and acknowledge or attest on behalf of this Company all instruments executed in the name of this Company. The Secretary and Assistant Secretaries shall each have authority to attest and acknowledge all such instruments.

Policies and endorsements thereon shall be executed by the President and, if required or desired, by the Secretary or an Assistant Secretary, or in any other manner prescribed by applicable law or regulation, or directed by the Board. Such policies and endorsements may bear facsimile signatures of the President and, if signing, the Secretary or an Assistant Secretary. Facsimile signatures of the President, the Secretary, and the Treasurer may be used on other instruments to the extent permitted by law and by any Board approved internal control directives.

Section 9.5. Official Bonds. In addition to the bonds which law or regulation require this Company to maintain on its officers, employees, and agents, the Board may purchase insurance or other indemnification or require a special bond or bonds from any Director, officer, employee or agent of this Company, in such sum and with such sureties or insurance carriers as it may deem proper.

Section 9.6. Voting Stock in Other Corporations Stock held by this Company in another corporation shall be voted by the Chairman of the Board, the President and/or the Chief Executive Officer unless the Board of Directors shall by resolution designate another officer to vote such stock, and, unless the Board of Directors shall by resolution direct how such stock shall be voted, the President or other designated officer shall vote the same in his or her discretion for the best interests of this Company.

                                    ARTICLE X
                      Indemnification of Company Officials

Section 10.1. Liability and Mandatory Indemnification. This Corporation shall indemnify any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (excluding an action by or in the right of this Corporation) by reason of the fact that he/she is or was a Director or officer of this Corporation, or is or was serving at the request of this Corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him/her in connection with such action, suit or proceeding; provided, that there is a determination that such person acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of this Corporation, did not improperly receive personal benefit and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. If such determination is not made by final adjudication in such action, suit or proceeding, it shall be made by arbitration in Waverly, Iowa, in accordance with the rules then prevailing of the American Arbitration Association by a panel of three (3) arbitrators. One of the arbitrators will be selected by a committee of at least three (3) policyholders appointed especially for such purposes by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding (or, if such a quorum is not obtainable, by the Insurance Commissioner for the state of Iowa), the second by the officers and Directors who may be entitled to indemnification, and the third by the two arbitrators selected by the parties. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he/she reasonably believed to be in or not opposed to the best interests of this Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his/her conduct was unlawful.

No Director or officer shall be liable to this Corporation for any loss or damage by it on account of any action taken or omitted to be taken by him/her as a Director or officer of this Corporation in good faith and in a manner he/she reasonably believed to be in and not opposed to the best interests of this Corporation and had no reasonable cause to believe was unlawful, and a Director or officer shall be entitled to rely on advice of legal counsel for this Corporation if in good faith and upon financial statements of this Corporation represented to be correct by the President or other officer having charge of the corporate books of account or stated in a written report by a certified public accountant or upon statements made or information furnished by other officers or employees of this Corporation which he/she had reasonable grounds to believe were true.

Section 10.2. Controlled Subsidiaries. All officers and Directors of controlled subsidiaries of this Corporation shall be deemed for the purposes of this Article to be serving as such officers and Directors at the request of this Corporation. The right to indemnification granted to such officers and Directors by this Article shall not be subject to any limitation or restriction imposed by any provision of the Articles of Incorporation or Bylaws of a controlled subsidiary. For purposes hereof, a "controlled subsidiary" means any corporation in which at least fifty-one percent (51%) of the outstanding voting stock is owned by this Corporation or another controlled subsidiary of this Corporation.

Section 10.3. Advance Payment. Expenses, including attorneys' fees, incurred in defending a civil or criminal action, suit or proceeding, may be paid by this Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the Director or officer to repay such amount unless it shall ultimately be determined that he/she is entitled to be indemnified by this Corporation in accordance with this Article.

Section 10.4. Other Rights. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which any officer, Director, employee or agent may be otherwise entitled, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 10.5. Insurance. This Corporation may, but shall not be required to, purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of this Corporation, or is or was serving at the request of this Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him/her and incurred by him/her in any such capacity or arising out of his/her status as such, whether or not this Corporation would be obligated to indemnify him/her against such liability under the provisions of this Article. Such insurance may, but need not, be for the benefit of all Directors, officers, employees and agents.

                                   ARTICLE XI
                              Emergency Provisions

Section 11.1. Special Bylaw Provisions During Emergencies. If as a result of a declared, national or state, emergency resulting from actual or threatened enemy action, or, as a result of a natural or man-made catastrophe, or other unusual or emergency conditions, it is impossible to convene readily a quorum of the Board of Directors Executive Committee or any other Committee of the Board, for action within their respective jurisdictions, thus making it impossible, or impractical, for this Company to conduct its business in strict accord with the normal provisions of law, or of these Bylaws or of the Articles of Incorporation, then, and in any of said events, to provide for continuity of operations, these emergency Bylaws shall supervene and take effect if necessary over all other Bylaws for the duration of the emergency period, and all the powers and duties vested in any committee or committees or the Board of Directors, so lacking a quorum shall vest automatically in the Emergency Management Committee which shall consist of all readily available members of the Board of Directors. Three (3) members of the Emergency Management Committee shall constitute a quorum provided, however, that:

         If there are only two (2) available Directors, they and the first one of the following listed officials of this Company who is readily available and accepts the responsibility (even though he/she is not a Director) shall serve as the Emergency Management Committee or if there is only one available Director, he/she and the first two of the following listed officials of this Company who are readily available and accept the responsibility (even though not Directors) shall serve as the Emergency Management Committee:

         (a)      The Chief Executive Officer, if any, or

         (b)      The President, if any, or

         (c) The Executive Vice Presidents in order of seniority based on their period of service in such office, if any, or

         (d) The Chief Officers in order of seniority based on their period of service in such office, if any, or

         (e) The Senior Vice Presidents in order of seniority based on their period of service in such office, if any, or

         (f) The administrative Vice Presidents in order of seniority based on their period of service in such office, if any, or

         (g)      The Comptroller, if any, or

         (h) The Department Managers in the order of seniority based on length of their period of service in such position, if any, or

         If there is no readily available Director the first three (3) of those just previously listed in the above order (even though not Directors), who are readily available and accept the responsibility, shall serve as the Emergency Management Committee, provided, however, that an Emergency Management Committee composed solely of officials who are not Directors, shall not have the power to fill vacancies on the Board of Directors but shall as soon as circumstances permit conduct an election of Directors.

If there are no Directors, Chief Executive Officer, President, Executive Vice President, Chief Officers, Senior Vice Presidents, Vice Presidents, Comptroller or Department Managers readily available to form an Emergency Management Committee, then the Commissioner of Insurance of the state of Iowa or the duly designated person exercising the powers of the Commissioner of Insurance of the state of Iowa shall appoint three (3) persons to act as the Emergency Management Committee who shall be empowered to act in the manner and with the powers hereinabove provided when the Emergency Management Committee is composed solely of officials who are not Directors.

If the Emergency Management Committee takes an action in good faith, such action shall be valid and binding as if taken by the Board of Directors, or as the case may be, the Committee it represents, although it may subsequently develop that at the time of such action conditions requisite for action by the Emergency Management Committee did not in fact exist.

If the Emergency Management Committee in good faith elects someone to an office which it believes to be vacant, the acts of such newly elected officer shall be valid and binding although it may subsequently develop that such office was not in fact vacant.

                                   ARTICLE XII
                     Adoption, Amendment or Repeal of Bylaws

Section 12.1. Bylaw Amendment by Board of Directors. The Bylaws of this Company may be amended by a two-thirds (2/3) vote of the Board of Directors at any meeting of the Board of Directors in any manner not inconsistent with the insurance laws of the state of Iowa and this Company's Articles of Incorporation, subject to the power of the Members to alter or repeal any amendment made by the Board of Directors. Any particular article or section of these Bylaws may provide for amendment only upon vote of the Members. The Bylaws of this Company may also be amended, altered, or repealed in any manner not inconsistent with the insurance laws of the state of Iowa by a vote of two-thirds (2/3) of the Members voting at an annual meeting or special vote or meeting of the Members of this Company.

Section 12.2. Initiation of Bylaw Amendment by Members. An amendment to the Bylaws may be initiated by the direct action of the Members as follows:

         One percent (1%) or more of this Company's Members shall sign and file with the Secretary, not later than ninety (90) days prior to the date of the annual meeting of this Company, a copy of the proposed amendment or amendments together with a brief statement of the purpose thereof and a statement from this Company's General Counsel that the proposed amendment is acceptable under Iowa law. Such a copy of the proposed amendment and statement of purpose shall be on a form to be furnished by the Secretary and shall be signed by the Member, if a natural person, and by the president or treasurer or other authorized officer, if a corporate member, such officer having been so authorized by resolution duly adopted by the board of directors of such corporation.

Upon timely receipt of a proposed amendment to the Bylaws accompanied by the two required statements, properly prepared and signed and arising by action of the Members as herein provided, the Secretary shall send or cause to be sent a copy of such proposed amendment to all Members not less than twenty (20) days prior to the date of the next annual meeting. The Board of Directors may make a recommendation to Members as to any such amendment as proposed.

RESTATED BYLAWS: The foregoing shall constitute Restated Bylaws of this Company which shall supersede and take the place of the heretofore existing Bylaws and amendments thereto.

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Robert W. Bream, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald
T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 7th day of April, 1997.

                  /s/  Robert W. Bream
                  Robert W. Bream
                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James L. Bryan, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald
T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 7th day of April, 1997.

                  /s/  James L. Bryan
                  James L. Bryan
                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Loretta M. Burd, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald
T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 8th day of April, 1997.

                  /s/  Loretta M. Burd
                  Loretta M. Burd
                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Joseph N. Cugini, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald
T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 4th day of April, 1997.

                  /s/  Joseph N. Cugini
                  Joseph N. Cugini
                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Robert T. Lynch, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald
T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 7th day of April, 1997.

                   /s/  Robert T. Lynch
                   Robert T. Lynch
                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Omer K. Reed, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 4th day of April, 1997.

                  /s/  Omer K. Reed
                  Omer K. Reed
                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Richard C. Robertson, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 4th day of April, 1997.

                  /s/  Richard C. Robertson
                  Richard C. Robertson
                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Donald F. Roby, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald
T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 7th day of April, 1997.

                  /s/  Donald F. Roby
                  Donald F. Roby
                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Neil A. Springer, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald
T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 4th day of April, 1997.

                  /s/  Neil A. Springer
                  Neil A. Springer
                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Farouk D. G. Wang, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald
T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 8th day of April, 1997.

                  /s/  Farouk D. G. Wang
                  Farouk D. G. Wang
                  Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Larry T. Wilson, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Gerald
T. Conklin, Linda L. Lilledahl, or John M. Waggoner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration No. 33-19718. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 10th day of April, 1997.

                  /s/  Larry T. Wilson
                  Larry T.  Wilson
                  Director, CUNA Mutual Life Insurance Company